NOVEMBER 30, 2003

HIGHMARK

The smart approach to investing.

EQUITY

FIXED INCOME

PROSPECTUS

RETAIL SHARES

- Balanced Fund
- Core Equity Fund
- Large Cap Growth Fund (formerly the Growth Fund)
- Large Cap Value Fund
- Small Cap Growth Fund
- Small Cap Value Fund
- Value Momentum Fund
- Bond Fund
- California Intermediate Tax-Free Bond Fund
- National Intermediate Tax-Free Bond Fund

(HIGHMARK FUNDS LOGO)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      PROSPECTUS

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have various investment goals and strategies. This prospectus gives you important information about the Class A, Class B and Class C Shares of HighMark's Equity and Fixed-Income funds that you should know before investing. Each Fund also offers a class of Shares called Fiduciary Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the HighMark Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

EQUITY FUNDS
Balanced Fund ...........................................................    2
Core Equity Fund ........................................................    5
Large Cap Growth Fund ...................................................    8
Large Cap Value Fund ....................................................   11
Small Cap Growth Fund ...................................................   14
Small Cap Value Fund ....................................................   17
Value Momentum Fund .....................................................   20

FIXED-INCOME FUNDS
Bond Fund ...............................................................   23
California Intermediate Tax-Free Bond Fund ..............................   26
National Intermediate Tax-Free Bond Fund ................................   29

SHAREOWNER GUIDE -- HOW TO INVEST IN THE HIGHMARK FUNDS
Choosing a Share Class ..................................................   32
How Sales Charges Are Calculated ........................................   33
Sales Charge Reductions and Waivers .....................................   34
Fees for Distribution of Shares .........................................   35
Opening an Account ......................................................   35
Buying Shares ...........................................................   36
Selling Shares ..........................................................   37
Exchanging Shares .......................................................   38
Transaction Policies ....................................................   38
Dividends and Distributions .............................................   39
Taxes ...................................................................   39
Investor Services .......................................................   40

MORE ABOUT THE HIGHMARK FUNDS
Investment Management ...................................................   40
Financial Highlights ....................................................   42
Investment Practices ....................................................   45
Glossary of Investment Risks ............................................   50

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COUID LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

(& GRAPHIC) FUND SUMMARY

(" GRAPHIC) INVESTMENT STRATEGY

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

(@ GRAPHIC) PERFORMANCE INFORMATION

(? GRAPHIC) DID YOU KNOW?

(# GRAPHIC) FUND INFORMATION

($ GRAPHIC) FEES AND EXPENSES

PROSPECTUS

2

HIGHMARK EQUITY FUNDS

BALANCED FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                 To seek capital appreciation and income;
                                conservation of capital is a secondary
                                consideration
--------------------------------------------------------------------------------
Investment Focus                U.S. common stocks and investment grade bonds
--------------------------------------------------------------------------------
Principal Investment Strategy   Diversifies across market segments and
                                investment styles, including value and growth
                                stocks as well as various types of bonds
--------------------------------------------------------------------------------
Share Price Volatility          Moderate
--------------------------------------------------------------------------------
Investor Profile                Investors seeking the growth potential of stocks
                                with the diversification value of bonds
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration. To pursue these goals, the Fund normally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund's specific allocation among equity securities and fixed-income securities will vary depending on the portfolio managers' assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time of purchase.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy; the outlook for one sector of the bond market versus another; and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the managers believe it is in Shareholders' best interest to do so.

To choose stocks for the Fund, the portfolio managers focus on common stocks of large, well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products and services.

The Fund may invest in other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Generally, the longer the average maturity of the Fund's fixed income portion, the greater its interest rate risk.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks, please see "Glossary of Investment Risks" on page 50.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, the Fund's returns would be less than those shown below.*

(BAR CHART)

  1993     11.05%
  1994     -2.30%
  1995     28.22%
  1996     15.42%
  1997     19.58%
  1998      9.88%
  1999      5.59%
  2000     -2.70%
  2001     -5.24%
  2002    -13.47%

   BEST             WORST
  QUARTER          QUARTER
  11.27%           -10.54%
(12/31/98)        (9/30/02)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 9.12%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index.

                                                                       SINCE
                                 1 YEAR      5 YEARS     10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
BALANCED FUND(1)
  Class A Shares (with
  a 5.50% sales charge)(2)
--------------------------------------------------------------------------------
    Return Before Taxes         -18.20%    -2.64%        5.32%        6.49%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions               -18.88%    -4.19%        3.46%        4.62%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares         -11.16%    -2.36%        3.75%        4.72%(a)
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)        -18.26%    -2.44%(a)     5.66%(a)     6.77%(a)
--------------------------------------------------------------------------------
  Class C Shares (with a
  1.00% sales charge and
  applicable Contingent
  Deferred Sales Charge)        -15.70%    -2.05%(a)     5.71%(a}     6.81%(a)
--------------------------------------------------------------------------------
S&P 500 INDEX(3) (reflects
  no deduction for fees,
  expenses or taxes)            -22.10%    -0.59%        9.34%        9.94%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX(4) (reflects no
  deduction for fees,
  expenses or taxes)             10.27%     7.54%        7.51%        8.12%+
--------------------------------------------------------------------------------

(1)The performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)The unmanaged S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market.

(4)The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*Since 2/1/91.

(a)Prior to 11/13/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B or Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+Since 2/28/91.

                                                                     (continued)

(# GRAPHIC) FUND INFORMATION

            CLASS          CUSIP          TICKER
            ------------------------------------
            Class A        431114776      HMBRX
            Class B        431114545      HMBBX
            Class C        431112887      HMBCX

(? GRAPHIC) DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

GROWTH STOCKS have a record of achieving consistent earnings and sales growth.

PROSPECTUS

4

HIGHMARK EQUITY FUNDS

BALANCED FUND (continued)

($ GRAPHIC) FEES AMD EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                        CLASS A     CLASS B      CLASS C
                                                                                        SHARES      SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%           0%       1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%        5.00%       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                       0%           0%          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                        CLASS A     CLASS B      CLASS C
                                                                                        SHARES      SHARES       SHARES
Investment Advisory Fees                                                                 0.60%       0.60%        0.60%
Distribution (12b-1) Fees                                                                0.25%       0.75%        1.00%
Other Expenses                                                                           0.52%       0.52%        0.27%
                                                                                         -----       -----        -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.37%       1.87%        1.87%
Fee Waivers                                                                              0.15%          0%           0%
  NET EXPENSES+                                                                          1.22%       1.87%        1.87%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.22% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

        Class A Shares: 1.20%
        Class B Shares: 1.85%
        Class C Shares: 1.85%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
CLASS A SHARES          $667      $946       $1,245    $2,093

CLASS B SHARES

If you do not sell
your shares             $190      $588       $1,011    $2,060

If you sell your
shares at the
end of the period:      $690      $888       $1,211    $2,060

CLASS C SHARES

If you do not sell
your shares:            $288      $682       $1,101    $2,268

If you sell your
shares at the
end of the period:      $388      $682       $1,101    $2,268

                                                                      PROSPECTUS

HIGHMARK EQUITY FUNDS

CORE EQUITY FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                 To seek long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy   Attempts to identify companies with strong
                                earnings growth selling at attractive values
--------------------------------------------------------------------------------
Share Price Volatility          Moderate to high
--------------------------------------------------------------------------------
Investor Profile                Long-term investors seeking capital appreciation
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Core Equity Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. companies with capitalizations similar to the Standard & Poor's 500 Composite Index ("S&P 500 Index").

To choose stocks for the Fund, the portfolio managers focus on common stocks of large, well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products and services.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

In addition to those described above, the Fund may invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of those companies with capitalization similar to those in the S&P 500 Index-may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 50.

                                                                     (continued)

PROSPECTUS

6

HIGHMARK EQUITY FUNDS

CORE EQUITY FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, the Fund's returns would be less than those shown below.*

(BAR CHART)

  2001  -11.85%
  2002  -23.80%

BEST QUARTER   WORST QUARTER
    9.92%         -17.98%
 (12/31/01)      (9/30/02)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 13.21%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the S&P 500 Index.

                                                                    SINCE
                                                 1 YEAR           INCEPTION*
------------------------------------------------------------------------------
CORE EQUITY FUND
   Class A Shares (with
   a 5.50% sales charge)(1)
------------------------------------------------------------------------------
      Return Before Taxes                        -28.02%          -19.63%(a)
------------------------------------------------------------------------------
      Return After Taxes on
      Distributions                              -28.17%          -19.76%(a)
------------------------------------------------------------------------------
      Return After Taxes on
      Distributions and
      Sale of Fund Shares                        -17.20%          -15.16%(a)
------------------------------------------------------------------------------
   Class B Shares (with
   applicable Contingent
   Deferred Sales Charge)                        -28.02%          -19.30%(a)
------------------------------------------------------------------------------
S&P 500 INDEX(2) (reflects
   no deduction for fees,
   expenses or taxes)                            -22.10%          -15.76%
------------------------------------------------------------------------------

(1)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B will vary.

(2)The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

*Since 5/31/00.

(a)Prior to 6/30/00 for Class A Shares and Class B Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 5/31/00, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B Shares but does not reflect Class A and Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

                                                                     (continued)

(# GRAPHIC) FUND INFORMATION

             CLASS                  CUSIP                TICKER
            ---------------------------------------------------
            Class A               431112770              HCEAX
            Class B               431112762              HCEBX
            Class C               431112754              NA

(# GRAPHIC) DID YOU KNOW?

SMALL CAPITALIZATION COMPANIES are those companies with market capitalizations within the range of those in the S&P 600 Small Cap Index.

MEDIUM CAPITALIZATION COMPANIES are those companies with market capitalization within the range of those in the S&P 400 Mid-Cap Index.

LARGE CAPITALIZATION COMPANIES are those companies with market capitalization within the range of those companies in the S&P 500 Index.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                        CLASS A     CLASS B     CLASS C
                                                                                        SHARES      SHARES      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%          0%       1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%       5.00%       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                       0%          0%          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                        CLASS A     CLASS B     CLASS C
                                                                                        SHARES      SHARES      SHARES
Investment Advisory Fees                                                                 0.60%       0.60%       0.60%
Distribution (12b-1) Fees                                                                0.25%       0.75%       1.00%
Other Expenses+                                                                          0.50%       0.50%       0.25%
                                                                                         -----       -----       -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.35%       1.85%       1.85%
Fee Waivers                                                                              0.15%          0%          0%
   NET EXPENSES++                                                                        1.20%       1.85%       1.85%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***Does not include any wire transfer fees, if applicable.

+Other expenses for Class C Shares are based on estimated amounts for the current fiscal year.

++The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.20% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

          Class A Shares: 1.18%
          Class B Shares: 1.83%
          Class C Shares: 1.83%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
CLASS A SHARES                        $666       $940      $1,235     $2,072

CLASS B SHARES

If you do not sell
your shares:                          $188       $582      $1,001     $2,039

If you sell your
shares at the
end of the period:                    $688       $882      $1,201     $2,039

CLASS C SHARES

If you do not sell
your shares:                          $286       $676      $1,091     $2,247

If you sell your
shares at the
end of the period:                    $386       $676      $1,091     $2,247

PROSPECTUS

8

HIGHMARK EQUITY FUNDS

LARGE CAP GROWTH FUND (FORMERLY THE GROWTH FUND)

(& GRAPHIC) FUND SUMMARY

Investment Goal                 To seek long-term capital appreciation through
                                investments in equity securities; current
                                income is incidental
--------------------------------------------------------------------------------
Investment Focus                U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy   Seeks to invest in companies offering
                                above-average growth potential
--------------------------------------------------------------------------------
Share Price Volatility          Moderate to High
--------------------------------------------------------------------------------
Investor Profile                Long-term investors seeking capital appreciation
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Large Cap Growth Fund seeks long term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

To pursue its main goal, the Fund invests primarily in the equity securities of LARGE U.S. GROWTH-ORIENTED COMPANIES that the portfolio managers believe are also financially stable. "Growth-oriented companies" are those whose earnings are growing at a faster rate than the market as a whole, or have the potential to do so. The portfolio managers attempt to select securities with appreciation possibilities by looking at many factors. These include:

- the company's market position, product line, technological position and prospects for increased earnings

- the management capability of the company being considered

- the short-term and long-term outlook for the industry being analyzed

- changes in economic and political conditions

The portfolio managers may also analyze the demands of investors for the security relative to its price. Securities may be chosen when the portfolio managers anticipate a development that might have an effect on the value of a security.

In general, the portfolio managers may sell a security if they determine that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. The portfolio managers may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses-those of large U.S. growth companies-will underperform other types of stock investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. For more information about these risks, please see "Glossary of Investment Risks" on page 50.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, the Fund's returns would be less than those shown below.*

(BAR CHART)

  1994     -4.88%
  1995     32.72%
  1996     21.34%
  1997     31.89%
  1998     31.48%
  1999     21.77%
  2000    -24.39%
  2001    -35.63%
  2002    -21.44%

BEST QUARTER     WORST QUARTER
   25.89%           -31.46%
 (12/31/98)        (3/31/01)

*The performance information above is based on a calendar year. The
Fund's total return from 1/1/2003 to 9/30/2003 was 12.54%. For periods prior to the commencement of operations of Class A Shares on 6/20/94, Class A Share performance is based on Fiduciary Share performance from 11/18/93 to 6/20/94. The performance of Fiduciary Shares does not reflect Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the S&P 500/Barra Growth Index.

                                                                        SINCE
                                            1 YEAR        5 YEAR      INCEPTION*
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
   Class A Shares (with
   a 5.50% sales charge)(1)
--------------------------------------------------------------------------------
      Return Before Taxes                  -25.79%      -10.37%        2.23%(a)
--------------------------------------------------------------------------------
      Return After Taxes on
      Distributions                        -25.79%      -11.55%        0.28%(a)
--------------------------------------------------------------------------------
      Return After Taxes on
      Distributions and
      Sale of Fund Shares                  -15.84%       -7.09%        2.17%(a)
--------------------------------------------------------------------------------
   Class B Shares (with
   applicable Contingent
   Deferred Sales Charge)                  -25.69%      -10.16%(a)     2.53%(a)
--------------------------------------------------------------------------------
   Class C Shares (with a
   1.00% sales charge and
   applicable Contingent
   Deferred Sales Charge)                  -23.46%      -10.08%(a)     2.41%(a)
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH
INDEX(2) (reflects no
   deduction for fees,
   expenses or taxes)                      -23.59%       -1.08%        9.60%+
--------------------------------------------------------------------------------

(1)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(2)The unmanaged S&P 500/Barra Growth Index generally reflects the performance of large companies in the U.S. stock market.

*Since 11/18/93.

(a)Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 11/18/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+Since 11/30/93.

                                                                     (continued)

(# GRAPHIC) FUND INFORMATION

            CLASS                 CUSIP                  TICKER
            ---------------------------------------------------
            Class A               431114768              HMRGX
            Class B               431114511              HMGBX
            Class C               431112879              HGRCX

(? GRAPHIC) DID YOU KNOW?

Companies are considered to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

PROSPECTUS

10

HIGHMARK  EQUITY  FUNDS

LARGE CAP GROWTH FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                        CLASS A     CLASS B    CLASS C
                                                                                        SHARES      SHARES     SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%          0%      1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%       5.00%      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                    2.00%          0%         0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                         CLASS A    CLASS B    CLASS C
                                                                                         SHARES     SHARES     SHARES
Investment Advisory Fees                                                                  0.60%      0.60%      0.60%
Distribution (12b-1) Fees                                                                 0.25%      0.75%      1.00%
Other Expenses                                                                            0.52%      0.52%      0.27%
                                                                                          -----      -----      -----
    TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.37%      1.87%      1.87%
Fee Waivers                                                                               0.15%         0%         0%
    NET EXPENSES+                                                                         1.22%      1.87%      1.87%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.22% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

          Class A Shares: 1.20%
          Class B Shares: 1.85%
          Class C Shares: 1.85%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                    1 YEAR      3 YEARS      5 YEARS        10 YEARS
CLASS A SHARES                       $667         $946        $1,245         $2,093
CLASS B SHARES
If you do not sell
your shares:                         $190         $588        $1,011         $2,060
If you sell your
shares at the
end of the period:                   $690         $888        $1,211         $2,060
CLASS C SHARES
If you do not sell
your shares:                         $288         $682        $1,101         $2,268
If you sell your
shares at the
end of the period:                   $388         $682        $1,101         $2,268

                                                                      PROSPECTUS

HIGHMARK EQUITY FUNDS

LARGE CAP VALUE FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                 To seek total return on investment, with
                                dividend income as an important component of
                                that return; a secondary goal is a low level of
                                price volatility
--------------------------------------------------------------------------------
Investment Focus                U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy   Attempts to identify undervalued
                                large-capitalization stocks that will appreciate
                                in value
--------------------------------------------------------------------------------
Share Price Volatility          Moderate
--------------------------------------------------------------------------------
Investor Profile                Investors seeking capital appreciation potential
                                with higher current income and lower volatility
                                than the average stock fund
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Large Cap Value Fund seeks total return on investment, with dividend income as an important component of that return. A secondary goal is to maintain a low level of price volatility.

To pursue its primary goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs. The portfolio managers utilize a disciplined and systematic quantitative investment process, attempting to identify undervalued stocks of large-capitalization, U.S. companies, favoring those that seem inexpensive compared to their relative level of assets, earnings, momentum, and strength of management. Stocks are ranked relative to their industry peers; sector weights generally match those of the benchmark. Potentially profitable stocks are purchased in relation to potential risk and transaction cost posed to the Fund. Securities are evaluated for sale the same way they are for purchase. A sale or purchase of a security will occur only if a candidate has an advantageous combination of expected return, risk characteristics, and estimated roundtrip transaction costs. Individual positions are normally pared back if they exceed the benchmark weight by 1.2% or more. Portfolio turnover is expected to be approximately 100% annually.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

The Fund may invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of undervalued, dividend-paying companies-will underperform other kinds of investments or market averages.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 50.

PROSPECTUS

12

HIGHMARK EQUITY FUNDS

LARGE CAP VALUE FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, the Fund's returns would be less than those shown below.*

(BAR CHART)

  1993   12.77%
  1994   -0.35%
  1995   36.16%
  1996   15.62%
  1997   27.11%
  1998   14.84%
  1999    1.44%
  2000   -0.17%
  2001  -16.26%
  2002  -19.48%

BEST QUARTER    WORST QUARTER
   16.69%          -19.42%
 (12/31/98)       (9/30/02)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 13.11%. For periods prior to the commencement of operations of Class A Shares on 6/20/94, Class A Share performance is based on Fiduciary Share performance from 2/9/84 to 6/20/94. The performance of Fiduciary Shares does not reflect Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

This table compares the Fund's average annual total returns for periods ending 12/31/02, to those of the Russell 1000 Value Index and the S&P 500/Barra Value Index.

                                                                              SINCE
                                     1 YEAR      5 YEARS      10 YEARS     INCEPTION*
---------------------------------------------------------------------------------------
LARGE CAP VALUE FUND(1)
   Class A Shares (with
   a 5.50% sales charge)(2)
---------------------------------------------------------------------------------------
      Return Before Taxes           -23.88%     -5.82%         5.24%(a)      9.76%(a)
---------------------------------------------------------------------------------------
      Return After Taxes on
      Distributions                 -24.21%     -7.97%         2.67%(a)      7.03%(a)
---------------------------------------------------------------------------------------
      Return After Taxes on
      Distributions and
      Sale of Fund Shares           -14.65%     -4.38%         3.88%(a)      7.40%(a)
---------------------------------------------------------------------------------------
   Class B Shares (with
   applicable Contingent
   Deferred Sales Charge)           -23.98%     -5.60%(a)      5.50%(a)      9.90%(a)
---------------------------------------------------------------------------------------
   Class C Shares (with a
   1.00% sales charge and
   applicable Contingent
   Deferred Sales Charge)           -21.59%     -5.28%(a)      5.54%(a)      9.92%(a)
---------------------------------------------------------------------------------------
RUSSELL 1000
   VALUE INDEX(3) (reflects
   no deduction for fees,
   expenses or taxes)               -15.52%      1.16%        10.81%        12.97%+
---------------------------------------------------------------------------------------
S&P 500/BARRA
   VALUE INDEX(4) (reflects
   no deduction for fees,
   expenses or taxes)               -20.85%     -0.85%         9.39%        12.11%+
---------------------------------------------------------------------------------------

(1)Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)The Fund previously used the S&P 500/Barra Value Index as its broad based index. Going forward, the Fund will use the Russell 1000 Value Index as its broad based index because it is better suited to the Fund's strategy. The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(4)The unmanaged S&P 500/Barra Value Index generally represents the performance of large value companies in the U.S. stock market.

*Since 2/9/84.

(a)Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/9/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, B and C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+Since 2/29/84.

                                                                     (continued)

(# GRAPHIC) FUND INFORMATION

            CLASS           CUSIP              TICKER
            -----------------------------------------
            Class A         431114784          HMERX
            Class B         431114537          HIEBX
            Class C         431112861          HIECX

(? GRAPHIC) DID YOU KNOW?

LARGE CAPITALIZATION COMPANIES are those companies with market capitalizations within the range of those companies in the S&P 500 Index.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                        CLASS A     CLASS B     CLASS C
                                                                                        SHARES      SHARES      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%          0%       1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%       5.00%       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                       0%          0%          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                        CLASS A     CLASS B     CLASS C
                                                                                        SHARES      SHARES      SHARES
Investment Advisory Fees                                                                 0.60%       0.60%       0.60%
Distribution (12b-1) Fees                                                                0.25%       0.75%       1.00%
Other Expenses                                                                           0.50%       0.50%       0.25%
                                                                                         -----       -----       -----
    TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.35%       1.85%       1.85%
Fee Waivers                                                                              0.15%          0%          0%
    NET EXPENSES+                                                                        1.20%       1.85%       1.85%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.20% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

          Class A Shares: 1.18%
          Class B Shares: 1.83%
          Class C Shares: 1.83%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES                       $666        $940        $1,235      $2,072
CLASS B SHARES
If you do not sell
your shares:                         $188        $582        $1,001      $2,039
If you sell your
shares at the
end of the period:                   $688        $882        $1,201      $2,039
CLASS C SHARES
If you do not sell
your shares:                         $286        $676        $1,091      $2,247
If you sell your
shares at the
end of the period:                   $386        $676        $1,091      $2,247

PROSPECTUS

14

HIGHMARK EQUITY FUNDS

SMALL CAP GROWTH FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                 To seek long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy   Seeks to invest in small U.S. companies offering
                                above-average growth potential
--------------------------------------------------------------------------------
Share Price Volatility          Moderate to High
--------------------------------------------------------------------------------
Investor Profile                Risk tolerant investors seeking long-term
                                capital appreciation
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in common stocks of U.S. SMALL CAPITALIZATION COMPANIES that the portfolio managers believe offer above average growth potential.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers look for businesses that demonstrate strong increases in earnings per share and continue to strengthen their fundamental capabilities, competitive positions, product and service offerings and customer bases. The portfolio managers initiate investments opportunistically, when the stocks are particularly attractively valued, yet concentrate the Fund's holdings in companies best positioned for most rapid growth. The portfolio managers ordinarily use conservative valuation parameters, focusing on several key numbers, their historical levels and relative value to a peer universe. These numbers include price to earnings (P/E), earnings growth rates, relative P/E to growth, price to EBITDA(1), return on equity, return on assets and return on investments, among others. Quarterly earnings expectations and results are carefully followed, and the Fund's portfolio managers consider whether to sell a particular security when any of the key factors materially changes.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 45.

(1)Earnings before interest, taxes, depreciation and amortization.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of small U.S. growth companies-may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 50.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

This section would normally include a bar chart and table showing how the Fund has performed and how its performance has varied from year to year. Because shares of the Fund have been offered for less than a full calendar year, the bar chart and table are not shown.

(# GRAPHIC) FUND INFORMATION

                   CLASS             CUSIP           TICKER
                   ----------------------------------------
                   Class A           431112713       HSRAX
                   Class B           431112697       HSRBX
                   Class C           431112689       HSRCX

(# GRAPHIC) DID YOU KNOW?

Companies are considered to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Growth Index.

PROSPECTUS

16

HIGHMARK EQUITY FUNDS

SMALL CAP GROWTH FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                            CLASS A        CLASS B      CLASS C
                                                                                            SHARES         SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*         5.50%             0%        1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                     0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                           0%             0%           0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                            CLASS A        CLASS B      CLASS C
                                                                                            SHARES         SHARES       SHARES
Investment Advisory Fees                                                                     1.15%          1.15%        1.15%
Distribution (12b-1) Fees                                                                    0.25%          0.75%        1.00%
Other Expenses+                                                                              0.52%          0.52%        0.27%
                                                                                             ----           ----         ----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.92%          2.42%        2.42%
Fee Waivers                                                                                  0.15%             0%           0%
  NET EXPENSES++                                                                             1.77%          2.42%        2.42%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges Are Calculated."

***Does not include any wire transfer fees, if applicable.

+Other expenses are based on estimated amounts for the current fiscal year.

++The Fund's Adviser has agreed to contractually waive fees in order to keep total operating expenses for Class A Shares from exceeding 1.77% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

         Class A Shares: 1.75%
         Class B Shares: 2.40%
         Class C Shares: 2.40%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                         1 YEAR         3 YEARS
CLASS A SHARES                           $720           $1,106
CLASS B SHARES
If you do not sell your shares:          $245           $  755
If you sell your shares at the
end of the period:                       $745           $1,055
CLASS C SHARES
If you do not sell your shares:          $343           $  847
If you sell your shares at the
end of the period:                       $443           $  847

                                                                      PROSPECTUS

HIGHMARK EQUITY FUNDS

SMALL CAP VALUE FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                      To seek long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                     Stocks of small U.S. companies
--------------------------------------------------------------------------------
Principal Investment Strategy        Seeks undervalued small company stocks
--------------------------------------------------------------------------------
Share Price Volatility               Moderate to High
--------------------------------------------------------------------------------
Investor Profile                     Risk-tolerant investors seeking high
                                     long-term returns
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of SMALL CAPITALIZATION U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

The Fund's portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock's own historic norms. Of these, the managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses -- the stocks of small, undervalued U.S. companies -- may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 50.

                                                                     (continued)

PROSPECTUS

18

HIGHMARK EQUITY FUNDS

SMALL CAP VALUE FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, returns would be less than those shown below.*

(BAR CHART)

1999            20.20%
2000             1.71%
2001             1.29%
2002            -1.43%

BEST QUARTER        WORST QUARTER
   19.43%              -18.83%
 (6/30/99)            (9/30/01)

*The performance information shown above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 25.16%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the Russell 2000 Value Index.

                                                                 SINCE
                                            1 YEAR             INCEPTION*
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
 Class A Shares
 (with a 5.50% sales charge)(1)
--------------------------------------------------------------------------------
  Return Before Taxes                       -6.88%             6.43%
--------------------------------------------------------------------------------
  Return After Taxes on
  Distributions                             -6.92%             4.77%
--------------------------------------------------------------------------------
  Return After Taxes on
  Distributions and
  Sale of Fund Shares                       -4.23%             4.66%
--------------------------------------------------------------------------------
  Class B Shares (with applicable
  Contingent Deferred Sales Charge)         -7.00%             6.85%
--------------------------------------------------------------------------------
  Class C Shares (with a 1.00% sales
  charge and applicable Contingent
  Deferred Sales Charge)                    -4.15%             7.01%(a)
--------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(2) (reflects
  no deduction for fees, expenses
  or taxes)                                -11.43%             7.00%+
--------------------------------------------------------------------------------

(1)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(2)The unmanaged Russell 2000 Value Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index, with lower price to book ratios and lower forecasted growth values.

*Since 9/17/98.

(a)Prior to 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 9/17/98, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the class would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect Class C Shares' Rule 12b-1 fees and expenses.
With those adjustments, performance would be lower than that shown.

+Since 9/30/98.

(# GRAPHIC) FUND INFORMATION

                   CLASS              CUSIP               TICKER
                   ---------------------------------------------
                   Class A            431112200           HASVX
                   Class B            431112309           HBSVX
                   Class C            431112820           HSVCX

(? GRAPHIC) DID YOU KNOW?

SMALL CAPITALIZATION STOCKS are those issued by companies with market capitalizations within the range of those in the Russell 2000 Index.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                            CLASS A        CLASS B      CLASS C
                                                                                            SHARES         SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*         5.50%             0%        1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                     0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                           0%             0%           0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                            CLASS A        CLASS B      CLASS C
                                                                                            SHARES         SHARES       SHARES
Investment Advisory Fees                                                                     1.00%          1.00%        1.00%
Distribution (12b-1) Fees                                                                    0.25%          0.75%        1.00%
Other Expenses                                                                               0.52%          0.52%        0.27%
                                                                                             ----           ----         ----

   TOTAL ANNUAL FUND OPERATING EXPENSES                                                      1.77%          2.27%        2.27%
Fee Waivers                                                                                  0.15%             0%           0%
   NET EXPENSES+                                                                             1.62%          2.27%        2.27%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.62% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

         Class A Shares: 1.60%
         Class B Shares: 2.25%
         Class C Shares: 2.25%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR     3 YEARS   5 YEARS    10 YEARS
CLASS A SHARES            $706       $1,063    $1,443     $2,508
CLASS B SHARES
If you do not sell
your shares:              $230       $  709    $1,215     $2,480
If you sell your
shares at the
end of the period:        $730       $1,009    $1,415     $2,480
CLASS C SHARES
If you do not sell
your shares:              $328       $  802    $1,303     $2,679
If you sell your
shares at the
end of the period:        $428       $  802    $1,303     $2,679

PROSPECTUS

20

HIGHMARK EQUITY FUNDS

VALUE MOMENTUM FUND

( & GRAPHIC) FUND SUMMARY

Investment Goal                    To seek long-term capital growth; current
                                   income is a secondary objective
--------------------------------------------------------------------------------
Investment Focus                   U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy      Seeks undervalued stocks showing signs of
                                   improved momentum
--------------------------------------------------------------------------------
Share Price Volatility             Moderate
--------------------------------------------------------------------------------
Investor Profile                   Investors seeking the potential for a
                                   long-term increase in the value of their
                                   investment with capital appreciation at
                                   potentially lower volatility than the average
                                   stock fund
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

The Value Momentum Fund seeks long-term capital growth with a secondary objective of income. To pursue this goal, the Fund invests primarily in U.S. stocks that the portfolio managers believe to be undervalued.

The managers emphasize a value-oriented approach to selecting stocks for the Fund's portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security's historic valuation. The managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a MEDIUM TO LARGE MARKET CAPITALIZATION and a majority of them will pay dividends.

In addition to U.S. common stocks, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund's assets in very short-term debt obligations called money market securities. In these and other cases, the Fund may not achieve its total return and income objectives.

For a more complete description of the securities the Fund invests in, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of broad stock market declines. Stock markets generally move in cycles, with periods of either rising or falling prices. The value of your investment will tend to go up or down in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses - the stocks of mid-size to large undervalue U.S. companies - may under perform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. For more information about these risks, please see "Glossary of Investment Risks" on page 50.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, returns would be less than those shown below.*

1993            12.67%
1994            -1.92%
1995            38.66%
1996            25.33%
1997            30.40%
1998             9.43%
1999            12.50%
2000             1.53%
2001            -6.58%
2002           -20.58%

BEST QUARTER          WORST QUARTER
   17.99%                -18.89%
 (12/31/98)             (9/30/02)

*The performance information shown above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 16.38%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the S&P 500 Index.

                                                                    SINCE
                              1 YEAR     5 YEARS      10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND(1)
 Class A Shares (with
 a 5.50% sales charge)(2)
--------------------------------------------------------------------------------
   Return Before Taxes        -24.94%    -2.60%       8.18%       9.38%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions              -25.95%    -3.90%       6.80%       8.06%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares        -14.63%    -2.05%       6.54%       7.64%(a)
--------------------------------------------------------------------------------
 Class B Shares (with
 applicable Contingent
 Deferred Sales Charge)       -24.81%    -2.46%(a)    8.48%(a)    9.64%(a)
--------------------------------------------------------------------------------
 Class C Shares (with a
 1.00% sales charge and
 applicable Contingent
 Deferred Sales Charge)       -22.62%    -2.07%(a)    8.52%(a)    9.68%(a)
--------------------------------------------------------------------------------
S&P 500 INDEX(3) (reflects
 no deduction for fees,
 expenses or taxes)           -22.10%    -0.59%       9.34%       9.94%+
--------------------------------------------------------------------------------

(1)The performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3)The unmanaged S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market.

*Since 2/1/91.

(a)Prior to 4/2/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+Since 2/28/91.


(# GRAPHIC) FUND INFORMATION

                CLASS             CUSIP               TICKER
                --------------------------------------------
                Class A           431114628           HMVLX
                Class B           431114529           HVMBX
                Class C           431112812           HVMCX

(? GRAPHIC) DID YOU KNOW?

Companies are considered to have a MEDIUM MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 400 Mid-Cap Index. Companies are considered to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

                                                                     (continued)

PROSPECTUS

22

HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                             CLASS A       CLASS B      CLASS C
                                                                                             SHARES        SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*          5.50%            0%        1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                      0%         5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                            0%            0%           0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                             CLASS A       CLASS B      CLASS C
                                                                                             SHARES        SHARES       SHARES
Investment Advisory Fees                                                                      0.60%         0.60%        0.60%
Distribution (12b-1) Fees                                                                     0.25%         0.75%        1.00%
Other Expenses                                                                                0.52%         0.52%        0.27%
                                                                                              ----          ----         ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.37%         1.87%        1.87%
Fee Waivers                                                                                   0.15%            0%           0%
   NET EXPENSES+                                                                              1.22%         1.87%        1.87%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.22% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

         Class A Shares: 1.20%
         Class B Shares: 1.85%
         Class C Shares: 1.85%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR         3 YEARS       5 YEARS      10 YEARS
CLASS A SHARES            $667           $946          $1,245       $2,093
CLASS B SHARES
If you do not sell
your shares:              $190           $588          $1,011       $2,060
If you sell your
shares at the
end of the period:        $690           $888          $1,211       $2,060
CLASS C SHARES
If you do not sell
your shares:              $288           $682          $1,101       $2,268
If you sell your
shares at the
end of the period:        $388           $682          $1,101       $2,268

                                                                      PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

BOND FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                   To seek total return through investments in
                                  fixed-income securities
--------------------------------------------------------------------------------
Investment Focus                  U.S. government obligations, corporate debt
                                  securities, mortgage and other asset-backed
                                  securities
--------------------------------------------------------------------------------
Principal Investment Strategy     Focuses on sectors of the bond market that the
                                  portfolio managers believe are undervalued
--------------------------------------------------------------------------------
Share Price Volatility            Moderate
--------------------------------------------------------------------------------
Investor Profile                  Investors willing to accept the risk of a
                                  moderate amount of fluctuation in the value of
                                  their investment for the benefit of a higher
                                  total return potential
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

- Debt obligations issued or guaranteed by the U.S. government or its agencies.

- Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

- Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

- Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average DURATION of between 3 and 6 years, which the managers expect to be within one year of the duration of the Lehman Brothers U.S. Aggregate Bond Index.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

-    An assessment of the future level of interest rates and inflation

-    Expectations for U.S. and global economic growth

-    Relative yields among securities in various market sectors

- The yield to maturity, quality, liquidity and capital appreciation potential of individual securities

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's shareholders.

For a more complete description of the various securities in which the Fund can invest, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. For more information about these risks, please see "Glossary of Investment Risks" on page 50.

                                                                     (continued)

PROSPECTUS

24

HIGHMARK FIXED-INCOME FUNDS

BOND FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, its returns would be less than those shown below.*

(BAR CHART)

1993             7.50%
1994            -4.71%
1995            18.79%
1996             2.59%
1997             9.17%
1998             8.45%
1999            -1.83%
2000            10.82%
2001             7.95%
2002             7.32%

BEST QUARTER            WORST QUARTER
    6.31%                  -2.53%
  (6/30/95)               (3/31/96)

*The performance information shown above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 4.41%. For periods prior to the commencement of operations of Class A Shares on 6/20/94, Class A Share performance is based on Fiduciary Share performance from 2/15/84 to 6/20/94. The performance of Fiduciary Shares does not reflect Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

This table compares the Fund's average annual total returns for periods ending 12/31/02, to those of the Lehman Brothers U.S. Aggregate Bond Index.

                                                                    SINCE
                              1 YEAR     5 YEARS      10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
BOND FUND(1)
  Class A Shares (with
  a 3.25% sales charge)(2)
--------------------------------------------------------------------------------
    Return Before Taxes        3.83%      5.74%        6.06%(a)    8.42%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions              1.55%      3.33%        3.57%(a)    5.46%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares        2.29%      3.36%        3.57%(a)    5.35%(a)
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)       1.36%      5.49%(a)     6.17%(a)    8.47%(a)
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE BOND
INDEX(3) (reflects no
   deduction for fees,
   expenses or taxes)         10.27%      7.54%        7.51%       9.66%+
--------------------------------------------------------------------------------

(1)Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B Shares will vary.

(3)The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*Since 2/15/84.

(a)Prior to 6/20/94 for Class A Shares and 11/30/00 for Class B Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/15/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B Shares, but does not reflect Class A and Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+Since 2/29/84.

(# GRAPHIC) FUND INFORMATION

                   CLASS         CUSIP          TICKER
                   -----------------------------------
                   Class A       431114743      HMRBX
                   Class B       431112747      HBDBX
                   Class C       431112648      NA

(? GRAPHIC) DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                            CLASS A        CLASS B      CLASS C
                                                                                            SHARES         SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*         3.25%             0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                     0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                           0%             0%           0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                            CLASS A        CLASS B      CLASS C
                                                                                            SHARES         SHARES       SHARES
Investment Advisory Fees                                                                     0.50%          0.50%        0.50%
Distribution (12b-1) Fees                                                                    0.25%          0.75%        0.75%
Other Expenses                                                                               0.50%          0.50%        0.25%
                                                                                             ----           ----         ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                      1.25%          1.75%        1.50%
Fee Waivers                                                                                  0.23%             0%           0%
   NET EXPENSES+                                                                             1.02%          1.75%        1.50%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."

***Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.02% for the period beginning November 30, 2003 and ending on November 29, 2004 The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

         Class A Shares: 1.00%
         Class B Shares: 1.73%
         Class C Shares: 1.48%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR     3 YEARS   5 YEARS  10 YEARS
CLASS A SHARES            $426       $687      $  968   $1,768
CLASS B SHARES
If you do not sell
your shares:              $178       $551      $  949   $1,931
If you sell your
shares at the
end of the period:        $678       $851      $1,149   $1,931
CLASS C SHARES
If you do not sell
your shares:              $251       $569      $  910   $1,873
If you sell your
shares at the
end of the period:        $351       $569      $  910   $1,873

PROSPECTUS

26

HIGHMARK FIXED-INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                   To seek high current income that is exempt
                                  from federal and California state income taxes
--------------------------------------------------------------------------------
Investment Focus                  California municipal securities
--------------------------------------------------------------------------------
Principal Investment Strategy     Invests primarily in investment grade
                                  California municipal securities
--------------------------------------------------------------------------------
Share Price Volatility            Low to Moderate
--------------------------------------------------------------------------------
Investor Profile                  California residents seeking income exempt
                                  from federal and state income taxes
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark California Intermediate Tax-Free Bond Fund seeks high current income that is exempt from federal and State of California income taxes. To pursue this goal, the Fund invests primarily in INVESTMENT-GRADE MUNICIPAL BONDS and notes that are tax-exempt in California.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal and California income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in MUNICIPAL BONDS from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

-    The potential direction of interest rate changes.

- Their expectations for the U.S. economy in general and California's economy in particular.

-    The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

For a more complete description of the various securities in which the Fund can invest, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks.

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks, please see "Glossary of Investment Risks" on page 50.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, the Fund's returns would be less than those shown below.*

(BAR CHART)

1994            -8.32%
1995            18.52%
1996             4.16%
1997             7.50%
1998             6.34%
1999            -0.66%
2000             8.81%
2001             4.99%
2002             8.49%

BEST QUARTER        WORST QUARTER
    8.72%               -6.86%
  (3/31/95)           (3/31/94)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 2.50%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the Lehman Brothers 7-Year Municipal Bond Index.

                                                                     SINCE
                                         1 YEAR       5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
CALIFORNIA
INTERMEDIATE
TAX-FREE BOND FUND(1)
  Class A Shares (with a 2.25%
  sales charge)(2)
--------------------------------------------------------------------------------
    Return Before Taxes                   6.09%       5.06%        4.96%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                         6.06%       5.04%        4.95%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares                   5.25%       4.89%        4.84%
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)                  2.47%       4.58%(a)     4.90%(a)
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX(3) (reflects no
  deduction for fees,
  expenses or taxes)                     10.33%       6.08%        5.90%+
--------------------------------------------------------------------------------

(1) Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B Shares will vary.

(3) The unmanaged Lehman Brothers 7-Year Municipal Bond Index comprises intermediate-term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*Since 10/15/93.

(a)Prior to 11/30/99 for Class B Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 10/15/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent sales charge applicable to Class B Shares, but does not reflect Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+Since 10/31/93.

(# GRAPHIC) FUND INFORMATION

                 CLASS         CUSIP            TICKER
                 -------------------------------------
                 Class A       431114578        HMCIX
                 Class B       431112796        HCABX
                 Class C       431112630        NA

(? GRAPHIC) DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

PROSPECTUS

28

HIGHMARK FIXED-INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                            CLASS A        CLASS B      CLASS C
                                                                                            SHARES         SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*         2.25%             0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                     0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                           0%             0%           0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                            CLASS A        CLASS B      CLASS C
                                                                                            SHARES         SHARES       SHARES
Investment Advisory Fees                                                                     0.50%          0.50%        0.50%
Distribution (12b-1) Fees                                                                    0.25%          0.75%        0.75%
Other Expenses                                                                               0.52%          0.52%        0.27%
                                                                                             ----           ----         ----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.27%          1.77%        1.52%
Fee Waivers                                                                                  0.50%          0.25%        0.25%
  NET EXPENSES+                                                                              0.77%          1.52%        1.27%

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."

***Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares and Class B Shares from exceeding 0.77% and 1.52%, respectively, for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

        Class A Shares: 0.75%
        Class B Shares: 1.50%
        Class C Shares: 1.25%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR       3 YEARS      5 YEARS        10 YEARS
CLASS A SHARES            $302         $570         $  859         $1,681
CLASS B SHARES
If you do not sell
your shares:              $155         $533         $  936         $1,931
If you sell your
shares at the
end of the period:        $655         $833         $1,136         $1,931
CLASS C SHARES
If you do not sell
your shares:              $228         $551         $  897         $1,873
If you sell your
shares at the
end of the period:        $328         $551         $  897         $1,873

                                                                      PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

NATIONAL INTERMEDIATE TAX-FREE BOND FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                      To seek to provide high current income that
                                     is exempt from federal income tax
--------------------------------------------------------------------------------
Investment Focus                     Municipal securities
--------------------------------------------------------------------------------
Principal Investment Strategy        Invests primarily in municipal securities
                                     providing an average intermediate maturity
--------------------------------------------------------------------------------
Share Price Volatility               Low to Moderate
--------------------------------------------------------------------------------
Investor Profile                     Investors seeking income exempt from
                                     federal income tax
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in MUNICIPAL BONDS and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

-    The potential direction of interest rate changes.

-    Their expectations for the U.S. economy in general.

-    The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets. In addition, the Fund may invest in Shares of money market funds and other investment companies that have similar investment objectives.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 45.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" - or repay - higher-yielding bond before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks, please see "Glossary of Investment Risks" on page 50.

PROSPECTUS

30

HIGHMARK FIXED-INCOME FUNDS

NATIONAL INTERMEDIATE TAX-FREE BOND FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. If sales charges had been reflected, the Fund's returns would be less than those shown below.+,(1)

(BAR CHART)

  1993        8.95%
  1994       -4.10%
  1995       12.08%
  1996        2.66%
  1997        6.26%
  1998        4.77%
  1999       -1.55%
  2000        7.35%
  2001        4.50%
  2002        6.84%

BEST QUARTER        WORST QUARTER
  4.94%                -4.53%
(3/31/95)            (3/31/94)

+The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 3.12%.

(1) See footnote 1 in next column.

This table compares the Fund's average annual total returns for periods ending 12/31/02, to those of the Lehman Brothers 7-Year Municipal Bond Index.

                                                                  SINCE
                                 1 YEAR    5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------
NATIONAL INTERMEDIATE
TAX-FREE BOND FUND(1)
 Class A Shares (with a
 2.25% Sales Charge)(2)
--------------------------------------------------------------------------
   Return Before Taxes            4.45%      3.85%      4.44%      5.17%
--------------------------------------------------------------------------
   Return After Taxes
   on Distributions               4.54%      3.87%      4.45%      5.18%
--------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares            3.95%      3.97%      4.52%      5.20%
--------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX(3) (reflects no
 deduction for fees,
 expenses or taxes)              10.33%      6.08%      6.35%       **
--------------------------------------------------------------------------

(1) Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Class A Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with Class A Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Lehman Brothers 7 Year Municipal Bond Index generally comprises intermediate term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*Since 2/17/89.

**Index did not exist.

(# GRAPHIC) FUND INFORMATION

                    CLASS         CUSIP         TICKER
                    ----------------------------------
                    Class A       431112663     HMNFX
                    Class B       NA            NA
                    Class C       431112622     NA

(? GRAPHIC) DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                          CLASS A        CLASS B#     CLASS C
                                                                                          SHARES         SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*        2.25%             0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                    0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                          0%             0%           0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                          Class A        Class B#     Class C
                                                                                          Shares         Shares       Shares
Investment Advisory Fees                                                                    0.50%          0.50%        0.50%
Distribution (12b-1) Fees                                                                   0.25%          0.75%        0.75%
Other Expenses+                                                                             0.51%          0.51%        0.26%
                                                                                            ----           ----         ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                                        1.26%          1.76%        1.51%
Fee Waivers                                                                                 0.71%          0.46%        0.46%
  NET EXPENSES++                                                                            0.55%          1.30%        1.05%

#Class B Shares currently are not being offered.

*This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges Are Calculated."

***Does not include any wire transfer fees, if applicable.

+Other expenses are based on estimated amounts for the current fiscal year.

++The Fund's Adviser has agreed to contractually waive fees in order to keep total operating expenses for Class A from exceeding 0.55% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

         Class A Shares: 0.53%
         Class B Shares: 1.28%
         Class C Shares: 1.03%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 YEAR    3 YEARS   5 YEARS     10 YEARS
CLASS A SHARES            $280      $ 547    $   834     $  1,652
CLASS B SHARES
If you do not sell
your shares:              $132      $ 509    $   911     $  1,903

If you sell your
shares at the
end of the period:        $632      $ 809    $ 1,111     $  1,903

CLASS C SHARES
If you do not sell
your shares:              $206      $ 528    $   872     $  1,845

If you sell your
shares at the
end of the period:        $306      $ 528    $   872     $  1,845

PROSPECTUS

32

HIGHMARK FUNDS

SHAREOWNER GUIDE - HOW TO INVEST IN THE HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS

The Funds do not accept investments by non-U.S. persons.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Three classes of Fund Shares--Classes A, B and C--are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark's Class A, Class B and Class C Shares:

CLASS A

-    Front-end sales charges, as described below.

-    Distribution and service (12b-1) fees of 0.25%.

-    Offered by:
     Balanced Fund
     Core Equity Fund
     Large Cap Growth Fund
     Large Cap Value Fund
     Small Cap Growth Fund
     Small Cap Value Fund
     Value Momentum Fund
     Bond Fund
     California Intermediate Tax-Free Bond Fund
     National Intermediate Tax-Free Bond Fund

- Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:

     - Orders for Class B Shares for $100,000 or more normally should be placed as orders for Class A Shares.

     - Orders for Class C Shares for $1 million or more normally should be placed as orders for Class A Shares.

     - Orders for Class B Shares or Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

CLASS B

-    No front-end sales charge.

-    Distribution and service (12b-1) fees of 0.75%.

-    A deferred sales charge, as described below.

- Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

-    Offered by:
     Balanced Fund
     Core Equity Fund
     Large Cap Growth Fund
     Large Cap Value Fund
     Small Cap Growth Fund
     Small Cap Value Fund
     Value Momentum Fund
     Bond Fund
     California Intermediate Tax-Free Bond Fund

CLASS C

-    1.00% front-end sales charge (Equity Funds only).

- Distribution and service (12b-1) fees of 1.00% for Equity Funds, 0.75% for Fixed-Income Funds.

-    A deferred sales charge, as described below.

- No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

-    Offered by:
     Balanced Fund
     Core Equity Fund
     Large Cap Growth Fund
     Large Cap Value Fund
     Small Cap Growth Fund
     Small Cap Value Fund
     Value Momentum Fund
     Bond Fund
     California Intermediate Tax-Free Bond Fund
     National Intermediate Tax-Free Bond Fund

For the actual past expenses of each share class, see the individual Fund profiles earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term.

FOR INSTITUTIONAL INVESTORS ONLY: The Funds also offer Fiduciary Class Shares, which have their own expense structure. Fiduciary Class Shares are available only to financial institutions, fiduciary clients of Union Bank of California, N.A., and certain other qualified investors. Call us at 1-800-433-6884 for more details.

For purchases of $1 million or greater, the sales charge for Class A Shares is waived. As a result, if you are making an initial investment of $1 million or more, the lower operating expenses of Class A Shares may make them a better choice for you than Class B or Class C Shares.

                                                                      PROSPECTUS

HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES: FRONT-END SALES CHARGE

EQUITY FUNDS

                                   AS A                    AS A
                               PERCENTAGE OF           PERCENTAGE OF
YOUR INVESTMENT               OFFERING PRICE          YOUR INVESTMENT
0 - $49,999                        5.50%                   5.82%
$50,000 - $99,999                  4.50%                   4.71%
$100,000 - $249,999                3.75%                   3.90%
$250,000 - $499,999                2.50%                   2.56%
$500,000 - $999,999                2.00%                   2.04%
$1,000,000 and Over                0.00%*                  0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. Multiple purchases are handled on a "first in, first out" basis.

FIXED-INCOME FUNDS

BOND FUND

                                   AS A                    AS A
                               PERCENTAGE OF           PERCENTAGE OF
YOUR INVESTMENT               OFFERING PRICE          YOUR INVESTMENT
0 - $99,999                        3.25%                   3.36%
$100,000 - $249,999                2.75%                   2.83%
$250,000 - $499,999                2.25%                   2.30%
$500,000 - $999,999                1.75%                   1.78%
$1,000,000 and Over                0.00%*                  0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. Multiple purchases are handled on a "first in, first out" basis.

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND NATIONAL INTERMEDIATE TAX-FREE BOND FUND

                                 AS A                 AS A
                             PERCENTAGE OF       PERCENTAGE OF
YOUR INVESTMENT             OFFERING PRICE      YOUR INVESTMENT
0 - $99,999                      2.25%               2.30%
$100,000 - $249,999              1.75%               1.78%
$250,000 - $499,999              1.25%               1.27%
$500,000 - $999,999              1.00%               1.01%
$1,000,000 and Over              0.00%*              0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. Multiple purchases are handled on a "first in, first out" basis.

CLASS B AND CLASS C SHARES

Class B Shares are available at their net asset value per share, without any initial sales charge. Front-end sales charges for Class C Shares of the Equity Funds are as follows:

     AS A                   AS A
 PERCENTAGE OF          PERCENTAGE OF
OFFERING PRICE         YOUR INVESTMENT
--------------         ---------------
    1.00%                   1.01%

If you sell Class B Shares within six years of buying them or Class C Shares within one year of buying them, you must pay what is known as a "contingent deferred sales charge" (CDSC). As the tables below show, the CDSC declines over time and is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

THE CDSCs ARE AS FOLLOWS:

CLASS B SHARES

If sold within                CDSC on shares being sold
1st year                      5.00%
2nd year                      4.00%
3rd or 4th year               3.00%
5th year                      2.00%
6th year                      1.00%
7th and 8th year              0   %

CLASS C SHARES

If Sold Within                CDSC on Shares Being Sold
1st year                      1.00%
After 1st year                0   %


Class B Shares will automatically convert to Class A Shares after eight years. Class C Shares do not convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

CLASS C SHARES

The Distributor pays a commission equal to 1.00% of your purchase to your broker or financial institution. The Distributor also receives any CDSC imposed when you sell your Class C Shares.

REPURCHASE OF CLASS A SHARES

You may purchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have

PROSPECTUS

34

HIGHMARK FUNDS

had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

- Right Of Accumulation Privilege: You may combine the value of Class A Shares you are presently buying with the current value of any Class A Shares you bought previously for: (1)your account; (2)your spouse's account; (3)a joint account with your spouse; or (4)your minor children's trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation.

- Combination Privilege: You may combine your investment in Class A Shares of several HighMark Funds sold subject to a comparable sales charge to qualify for the reduced sales charge.

- Letter Of Intent: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of 5% of the total amount and inform us in writing within 90 days of your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.

REDUCTIONS FOR QUALIFIED GROUP(S). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

Contact your financial representative or the distributor to find out how to qualify, or consult the Statement of Additional Information ("SAI") (see the back cover of this prospectus for contact information).

CLASS A FRONT-END SALES CHARGE WAIVERS: The front-end sales charge will be waived on Class A Shares bought:

(1)  Through reinvestment of dividend and capital gain distributions.

(2) By investment companies advised by HighMark Capital Management, Inc., Union Bank of California, N.A., or their affiliates; or distributed by SEI Investments Distribution Co. or their affiliates placing orders on each entity's behalf.

(3)  By state and local governments.

(4) By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank of California into an individual retirement account administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5) By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California.

(6) By individuals investing proceeds received in connection with a distribution paid from a Union Bank of California trust or agency account.

(7) By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8) By individuals who purchase Shares with redemption proceeds (but only to the extent of such redemption proceeds) from another mutual fund (other than HighMark Funds) within 30 days of such redemption, provided that, the individuals paid a sales charge on the original shares redeemed. If you believe you qualify for this exemption, you must notify us at the time you purchase Class A Shares and provide us with evidence such as a confirmation of your share redemption.

(9) By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with the Distributor and are purchasing Class A Shares for their own account.

(10) By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

(11) By sponsors of a unit investment trust (UIT) who are buying Class A Shares of HighMark Growth Fund for deposit into the UIT. This exception may also apply to you if you hold a UIT and invest distributions you receive from it in Class A Shares of the HighMark Growth Fund.

(12) By current or retired trustees of HighMark Funds; by directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. or their affiliated companies and of Sub-Advisers to the HighMark Funds.

                                                                      PROSPECTUS

(13) By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark Funds is a party.

(14) By persons who bought Class A Shares without the assistance of an investment professional between May 15, 1998 and August 31, 1998. Such individuals may make future purchases of Class A Shares at no sales charge.

If you think you may be eligible for a sales charge waiver, contact the Distributor or consult the Statement of Additional Information (see the back cover of this prospectus).

For categories 2 through 12 and 14 above, you must notify the Distributor at the time you buy the shares that your purchase qualifies for a sales charge waiver.

CLASS C FRONT-END SALES CHARGE WAIVERS: The front-end sales charge will be waived on Class C Shares of the Equity Funds bought:

(1) In connection with purchases from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 or 403(b) of the Code; or an eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

(2) Through reinvestment of dividend and capital gain distributions.

CDSC WAIVERS: You may qualify for a CDSC waiver if:

-    you are selling Shares as part of a systematic withdrawal plan.

-    you are taking certain distributions from a retirement plan.

-    the shareholder has died or become disabled.

You must notify us that you are eligible for a waiver under these circumstances at the time you wish to sell Shares.

If you think you may be eligible for a CDSC waiver, contact your financial representative or the Distributor or consult the Statement of Additional Information (see the back cover of this prospectus for contact information).

FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

                                    PERCENTAGE OF AVERAGE
SHARE CLASS                           DAILY NET ASSETS
-----------                           ----------------
Class A                                    0.25%
Class B                                    0.75%
Class C (Equity Funds)                     1.00%
Class C (Fixed-Income Funds)               0.75%

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could, over time, end up paying more in expenses than if they had paid a sales charge on their initial investment.

OPENING AN ACCOUNT

1.   Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the HighMark Funds are as follows:

     -   INITIAL PURCHASE:          $1,000 for each Fund $250 for current and
                                    retired trustees of HighMark Funds and
                                    directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A.,
                                    SEI Investments Distribution Co. and their affiliates.

     -   ADDITIONAL PURCHASES:      $100 for each Fund

     We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

     HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

PROSPECTUS

36

HIGHMARK FUNDS

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

     However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
By Check
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

-    Make out a check for the investment amount, payable to "HighMark Funds."

- Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

ADDING TO AN ACCOUNT

-    Make out a check for the investment amount, payable to "HighMark Funds."

- Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

- Deliver the check and your note to your financial representative, or mail them to our Transfer Agent (address below).

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

--------------------------------------------------------------------------------
By Exchange
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

- Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

- Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

--------------------------------------------------------------------------------
By Wire
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

- Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address below).

- Obtain your Fund account number by calling your financial representative or our Transfer Agent.

-    Instruct your bank to wire the amount of your investment to:

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02101
     ABA# 011000028
     DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

-    Call our Transfer Agent before wiring any funds.

-    Instruct your bank to wire the amount of your investment to:

     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02101
     ABA# 011000028
     DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
Through Financial Institutions
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

- Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

ADDING TO AN ACCOUNT

- Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

TRANSFER AGENT ADDRESS:

HighMark Funds
P.O.Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

Or contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

                                                                      PROSPECTUS

SELLING SHARES

--------------------------------------------------------------------------------
By Letter
--------------------------------------------------------------------------------

DESIGNED FOR

-    Accounts of any type.

-    Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

- Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

- Include all signatures and any guarantees that may be required (see next column).

-    Mail the materials to our Transfer Agent.

- We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

- If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884.
     The IRA distribution form is also downloadable at www.highmarkfunds.com.

--------------------------------------------------------------------------------
By Phone
--------------------------------------------------------------------------------

DESIGNED FOR

-    Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

-    Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

- To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30a.m. and 6:00p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
By Wire or Electronic Funds Transfer (EFT)
--------------------------------------------------------------------------------

DESIGNED FOR

-    Requests by letter to sell at least $500 (accounts of any type).

- Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

TO SELL SOME OR ALL OF YOUR SHARES

- We will wire amounts of $500 or more on the next business day after we receive your request.

- Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

--------------------------------------------------------------------------------
By Exchange
--------------------------------------------------------------------------------

DESIGNED FOR

-    Accounts of any type.

-    Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

- Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

- Call HighMark Funds or your financial representative to request an exchange.

--------------------------------------------------------------------------------
Through Financial Institutions
--------------------------------------------------------------------------------

DESIGNED FOR

-    Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

- Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

TRANSFER AGENT ADDRESS:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

Or contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

-    you are selling more than $5,000 worth of Shares.

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

-    you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND. The Funds reserve the right to make payment on redemptions in securities rather than cash.

REDEMPTION FEE. As noted in their respective "Shareholder Fees" tables, the Large Cap Growth Fund imposes a 2.00% redemption fee on the value of Class A Shares redeemed less than 30 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the applicable Fund. While the Large Cap Growth Fund will attempt to impose the redemption fee on the underlying account holders of omnibus accounts, there can be no guarantee that the Fund will be successful in doing so.

PROSPECTUS

38

HIGHMARK FUNDS

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of another HighMark Fund (the "new Fund"), provided that you:

-    Are qualified to invest in the new Fund.

-    Satisfy the initial and additional investment minimums for the new Fund.

-    Invest in the same share class in the new Fund as you did in the previous
     Fund.

- Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging plus any applicable sales charge.

CLASS A SHARES. If you want to exchange Class A Shares of one HighMark Fund for those of another Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money market HighMark Fund, you may, within a 12-month period, exchange your Class A Money Market Fund Shares for those of another HighMark Fund without paying any additional sales charge. To receive a reduced sales charge when exchanging into a Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.

CLASS B SHARES. To calculate the Class B Shares' eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the "old" Fund with the period you held Class B Shares of the "new" Fund.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value is calculated according to the following formula:

     (Total mkt. value of the Fund's investments and other assets - any Fund liabilities)

     /Total number of the Fund's Shares outstanding

     = Fund's net asset value

We determine the net asset value (NAV) of each HighMark Equity and Fixed-Income Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value. Although we use the same method to determine the NAV of Class A, Class B and Class C Shares, the NAV of a Fund's Class B and Class C Shares may be lower than that of its Class A Shares because Class B and Class C Shares have higher distribution expenses. For further information about how we determine the value of the Funds' investments, see the Statement of Additional Information.

BUY AND SELL PRICES. When you buy Shares, you pay the net asset value next determined after we receive your order, plus any applicable sales charges. When you sell Shares, you receive the net asset value next determined after we receive your order, minus any applicable deferred sales charges.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Equity and Fixed-Income Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day").

- Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

- Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to 1:00p.m. PT (4:00p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

- Selling Shares: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order on the following business day.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

                                                                      PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS

As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. Each of the HighMark Funds declares and pays income dividends monthly, with the exception of the Small Cap Value Fund, which declares and pays income dividends periodically. The Funds distribute any net capital gains they have realized at least once a year.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O.Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund's Class A Shares will pay higher dividends than Class B and Class C Shares, because Class B Shares and Class C Shares have higher distribution fees.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We've summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. In addition, if you are not a resident of the United States, you may have to pay taxes besides those described here, such as U.S. withholding and estate taxes.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the Statement of Additional Information.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of the Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND DISTRIBUTIONS

- FEDERAL TAXES: The IRS treats any dividends and short- term capital gains you receive from the Funds as ordinary income.

- STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

- TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from a Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

- "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

- REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND NATIONAL INTERMEDIATE TAX-FREE BOND FUND: The Funds' portfolio managers expect that virtually all of the income the California Intermediate Tax-Free Fund generates will be exempt from federal and California state personal income taxes, and virtually all of the income the National Intermediate Tax-Free Bond Fund generates will be exempt from federal personal income taxes. If, however, you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine whether investing in the Fund could increase federal taxation of such benefits. In addition, some of the income you receive from the Fund may be included in the computation of federal and state alternative minimum tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If your Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains your Fund earns on these securities. In

PROSPECTUS

40

HIGHMARK FUNDS

general, shareholders in these Funds will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt a Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN* (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100.** AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*Any Shareholders who have established an Automatic Investment Plan on or before November 30, 1999, and have elected automatic deductions from their checking or savings accounts, may be eligible for a reduced sales charge. For further information about the reduced sales charge, see the Statement of Additional Information.

**There is a $50 monthly minimum for current or retired trustees of the HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

-    Have at least $5,000 in your HighMark Fund(s) account.

-    Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your Fund(s) may also contribute to the depletion of your principal.

Class A shareholders should note the following:

If you are currently making additional purchases of HighMark Shares that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

Class B shareholders should also note the following:

If you expect to withdraw more than 10% of your account's current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

     - Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).

     -    Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees.

HighMark Capital Management is a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of September 30, 2003 UnionBanCal Corporation and its subsidiaries had approximately $42.6 billion in consolidated assets. As of the same date, HighMark Capital Management, had approximately $16.7 billion in assets under management. HighMark Capital

                                                                      PROSPECTUS

Management (and its predecessors), with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:

FUND                            % OF NET ASSETS

Balanced Fund                        0.60%
Core Equity Fund                     0.60%
Large Cap Growth Fund                0.60%*
Large Cap Value Fund                 0.60%*
Small Cap Value Fund                 1.00%*
Value Momentum Fund                  0.60%
Bond Fund                            0.50%
California Intermediate
  Tax-Free Bond Fund                 0.25%

*A portion of the management fee is used to pay the Fund's sub-adviser.

For its advisory services to the Small Cap Growth Fund and the National Intermediate Tax-Free Bond Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 1.15% and 0.50%, respectively, of the Fund's average daily net assets.

SUB-ADVISERS

LARGE CAP GROWTH FUND. Waddell & Reed Investment Management Company ("WRIMCO") serves as the sub-adviser to the Large Cap Growth Fund. Under an investment sub-advisory agreement between WRIMCO and HighMark Capital Management, WRIMCO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed,Inc., a Delaware corporation, which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services,Inc. a Missouri corporation. Waddell & Reed Financial Services,Inc. is a wholly owned subsidiary of Waddell & Reed Financial,Inc. ("Waddell & Reed"), a Delaware corporation and publicly held company. As of September 30, 2003, WRIMCO managed approximately $28.2 billion in assets.

LARGE CAP VALUE FUND. Aronson+Johnson+Ortiz, LP ("AJO") serves as the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, AJO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds. AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of September 30, 2003, AJO managed approximately $13.0 billion in assets.

SMALL CAP GROWTH FUND. Chartwell Investment Partners L.P. ("Chartwell") serves as the sub-adviser to the Small Cap Growth Fund. Under an investment sub-advisory agreement between Chartwell and HighMark Capital Management, Chartwell makes day-to-day investment decisions regarding the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds. Chartwell is paid a fee for its services by HighMark Management.

Founded in 1997, Chartwell is an employee-owned firm focused on institutional and sub-advisory investment management. Chartwell is a quality-based equity and fixed income manager with a disciplined, team-oriented investment process. As of September 30, 2003, Chartwell had approximately $6.3 billion in assets under management.

SMALL CAP VALUE FUND. LSV Asset Management ("LSV") serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

LSV is a registered investment adviser organized as a Delaware partnership. The general partners of LSV have developed quantitative value analysis methodology and software, which has been used to manage assets over the past 8 years. As of September 30, 2003, LSV had approximately $14.7 billion in assets under management.

PORTFOLIO MANAGERS

All investment decisions for the HighMark Funds are made by a team of investment professionals, all of whom take an active part in the decision making process.

PROSPECTUS

42

HIGHMARK FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP,as noted in its report dated September 17, 2003. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

                                              Investment Activities    Dividends and Distributions
                                            -------------------------  ---------------------------
                                                               Net
                                                            Realized
                                   Net                        and                                     Net                  Net
                                  Asset                    Unrealized                                Asset                Assets,
                                  Value,         Net       Gain (Loss)     Net                       Value,                End
                                 Beginning   Investment        on       Investment        Capital     End      Total**  of Period
                                 of Period  Income (Loss)  Investments    Income           Gains    of Period  Return     (000)
---------------------------------------------------------------------------------------------------------------------------------
Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                             $11.51       $ 0.227      $  0.581     $ (0.228)        $    --    $ 12.09     7.15%  $  7,280
2002+                              14.01         0.262        (2.234)      (0.270)         (0.258)     11.51   (14.47)     7,222
2001                               15.73         0.290        (1.229)      (0.310)         (0.471)     14.01    (6.15)     9,106
2000                               17.20         0.391        (0.077)      (0.386)         (1.398)     15.73     2.03     10,588
1999                               16.73         0.383         1.167       (0.396)         (0.684)     17.20     9.64     11,236
CLASS B SHARES
For the periods ended July 31,:
2003+                             $11.49       $ 0.152      $  0.573     $ (0.155)        $    --    $ 12.06     6.39%  $  4,235
2002+                              13.99         0.177        (2.229)      (0.190)         (0.258)     11.49   (15.02)     4,295
2001                               15.70         0.200        (1.222)      (0.217)         (0.471)     13.99    (6.69)     5,218
2000                               17.18         0.288        (0.086)      (0.284)         (1.398)     15.70     1.33      4,681
1999                               16.73         0.278         1.161       (0.301)         (0.684)     17.18     8.91      3,594
CLASS C SHARES
For the periods ended July 31,:
2003+                             $11.49       $ 0.154      $  0.571     $ (0.155)        $    --    $ 12.06     6.39%  $    137
2002+                              13.99         0.175        (2.224)      (0.193)         (0.258)     11.49   (15.00)       151
2001                               15.71         0.210        (1.238)      (0.221)         (0.471)     13.99    (6.72)       103
2000 (1)                           17.07         0.153         0.042       (0.157)         (1.398)     15.71     1.29         46
---------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                             $ 6.21       $ 0.037      $  0.512     $ (0.039)        $    --    $  6.72     8.91%  $  3,233
2002+                               8.25         0.027        (2.041)      (0.026)             --       6.21   (24.46)     1,729
2001                                9.76         0.028        (1.507)      (0.029)         (0.002)      8.25   (15.19)     1,870
2000 (2)                            9.88         0.006        (0.119)      (0.007)             --       9.76    (1.14)        27
CLASS B SHARES
For the periods ended July 31,:
2003+                             $ 6.17       $(0.001)     $  0.505     $ (0.014)        $    --    $  6.66     8.20%  $  3,093
2002+                               8.22        (0.021)       (2.028)      (0.001)             --       6.17   (24.93)     2,701
2001                                9.75        (0.013)       (1.513)      (0.002)         (0.002)      8.22   (15.66)     1,883
2000 (2)                            9.88         0.004        (0.127)      (0.007)             --       9.75    (1.24)       140
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                             $ 6.47       $(0.014)     $  0.694     $     -- ++      $    --    $  7.15    10.51%  $ 18,858
2002+                               8.61        (0.022)       (2.118)          --              --       6.47   (24.85)    12,214
2001                               18.53        (0.093)       (7.632)          --          (2.195)      8.61   (45.83)    24,223
2000                               18.35            --         1.980           --          (1.800)     18.53    10.87     54,199
1999                               16.93        (0.055)        2.746           --          (1.271)     18.35    16.92     24,579
CLASS B SHARES
For the periods ended July 31,:
2003+                             $ 6.24       $(0.053)     $  0.673     $     --         $    --    $  6.86     9.94%  $ 10,558
2002+                               8.36        (0.069)       (2.051)          --              --       6.24   (25.36)    10,322
2001                               18.19        (0.168)       (7.467)          --          (2.195)      8.36   (46.23)    14,450
2000                               18.15            --         1.840           --          (1.800)     18.19    10.18     24,407
1999                               16.85        (0.103)        2.674           --          (1.271)     18.15    16.26     11,111
CLASS C SHARES
For the periods ended July 31,:
2003+                             $ 6.24       $(0.055)     $  0.685     $     --         $    --    $  6.87    10.10%  $  1,223
2002+                               8.37        (0.069)       (2.061)          --              --       6.24   (25.45)       736
2001                               18.19        (0.160)       (7.465)          --          (2.195)      8.37   (46.17)       817
2000 (1)                           19.43            --         0.560           --          (1.800)     18.19     2.92        817
---------------------------------------------------------------------------------------------------------------------------------


                                                                              Ratio of
                                                 Ratio        Ratio of     Net Investment
                                              of Expenses       Net       Income (Loss) to
                                    Ratio     to Average     Investment       Average
                                 of Expenses  Net Assets   Income (Loss)     Net Assets     Portfolio
                                  to Average   Excluding    to Average        Excluding     Turnover
                                  Net Assets  Fee Waivers   Net Assets       Fee Waivers      Rate
-----------------------------------------------------------------------------------------------------
Balanced Fund
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                               1.20%        1.37%         1.98%            1.81%          55%
2002+                               1.18         1.35          2.02             1.85           12
2001                                1.17         1.35          1.99             1.81           11
2000                                1.17         1.34          2.39             2.22           25
1999                                1.17         1.34          2.35             2.18           34
CLASS B SHARES
For the periods ended July 31,:
2003+                               1.85%        1.87%         1.33%            1.31%          55%
2002+                               1.83         1.85          1.37             1.35           12
2001                                1.82         1.85          1.34             1.31           11
2000                                1.82         1.84          1.72             1.70           25
1999                                1.82         1.84          1.68             1.66           34
CLASS C SHARES
For the periods ended July 31,:
2003+                               1.85%        1.87%         1.35%            1.33%          55%
2002+                               1.83         1.85          1.36             1.34           12
2001                                1.82         1.85          1.33             1.30           11
2000 (1)                            1.82 *       1.84 *        1.39 *           1.37 *         25
-----------------------------------------------------------------------------------------------------
Core Equity Fund
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                               1.16%        1.34%         0.61%            0.43%          71%
2002+                               1.18         1.35          0.36             0.19           11
2001                                1.17         1.37          0.23             0.03           14
2000 (2)                            1.17 *       1.34 *        0.90 *           0.73 *          3
CLASS B SHARES
For the periods ended July 31,:
2003+                               1.82%        1.84%        (0.01)%          (0.03)%         71%
2002+                               1.83         1.85         (0.29)           (0.31)          11
2001                                1.82         1.87         (0.44)           (0.49)          14
2000 (2)                            1.82 *       1.84 *        0.72 *           0.70 *          3
-----------------------------------------------------------------------------------------------------
Large Cap Growth Fund
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                               1.20%        1.37%        (0.22)%          (0.39)%         57%
2002+                               1.18         1.35         (0.28)           (0.45)         105
2001                                1.17         1.36         (0.71)           (0.90)          26
2000                                1.17         1.34         (0.60)           (0.77)          67
1999                                1.14         1.34         (0.38)           (0.58)          52
CLASS B SHARES
For the periods ended July 31,:
2003+                               1.85%        1.87%        (0.85)%          (0.87)%         57%
2002+                               1.83         1.86         (0.94)           (0.97)         105
2001                                1.82         1.86         (1.35)           (1.39)          26
2000                                1.82         1.84         (1.26)           (1.28)          67
1999                                1.79         1.84         (1.04)           (1.09)          52
CLASS C SHARES
For the periods ended July 31,:
2003+                               1.85%        1.87%        (0.87)%          (0.89)%         57%
2002+                               1.83         1.86         (0.94)           (0.97)         105
2001                                1.82         1.86         (1.35)           (1.39)          26
2000 (1)                            1.82 *       1.84 *       (1.46) *         (1.48) *        67
-----------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

* Annualized

** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.

+ Per share amounts calculated using average shares method.

++ Represents a $0.0002 return of capital for tax purposes.

(1)Commenced operations on November 30, 1999.

(2)Commenced operations on June 30, 2000.

                                                                      PROSPECTUS

                                                                            Dividends and
                                               Investment Activities        Distributions
                                            --------------------------  --------------------
                                                               Net
                                                            Realized
                                    Net                        and                               Net                  Net
                                   Asset                   Unrealized                           Asset               Assets,
                                  Value,         Net       Gain (Loss)     Net                  Value,                End
                                 Beginning   Investment        on       Investment  Capital      End     Total**   of Period
                                 of Period  Income (Loss)  Investments    Income     Gains    of Period  Return      (000)
------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                             $ 8.26       $ 0.085      $ 0.495     $(0.080)    $    --     $ 8.76     7.12%    $29,036
2002+                              11.06         0.096       (2.796)     (0.100)         --       8.26   (24.55)     31,773
2001                               12.38         0.097       (0.445)     (0.098)     (0.874)     11.06    (3.22)     50,776
2000                               17.81         0.210       (1.882)     (0.193)     (3.565)     12.38    (9.86)     63,180
1999                               17.95         0.189        2.087      (0.208)     (2.206)     17.81    13.94      22,329
CLASS B SHARES
For the periods ended July 31,:
2003+                             $ 8.19       $ 0.032      $ 0.488     $(0.040)    $    --     $ 8.67     6.41%    $ 2,005
2002+                              10.97         0.032       (2.764)     (0.048)         --       8.19   (24.97)      2,164
2001                               12.30         0.020       (0.442)     (0.034)     (0.874)     10.97    (3.84)      3,521
2000                               17.74         0.101       (1.864)     (0.112)     (3.565)     12.30   (10.50)      3,786
1999                               17.90         0.089        2.071      (0.115)     (2.206)     17.74    13.25       4,543
CLASS C SHARES
For the periods ended July 31,:
2003+                             $ 8.18       $ 0.035      $ 0.480     $(0.045)    $    --     $ 8.65     6.36%    $   168
2002+                              10.96         0.028       (2.757)     (0.051)         --       8.18   (24.97)         46
2001                               12.29         0.004       (0.428)     (0.032)     (0.874)     10.96    (3.86)         16
2000 (1)                           16.51         0.062       (0.643)     (0.074)     (3.565)     12.29    (4.10)         38
------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2003+(2)                          $10.00       $(0.040)     $ 1.780     $    --     $    --     $11.74    17.40%    $ 4,097
CLASS B SHARES
For the period ended July 31,:
2003+(2)                          $10.00       $(0.056)     $ 1.786     $    --     $    --     $11.73    17.30%    $    90
CLASS C SHARES
For the period ended July 31,:
2003+(2)                          $10.00       $(0.058)     $ 1.788     $    --     $    --     $11.73    17.30%    $   456
------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                             $11.13       $ 0.047      $ 2.194     $(0.011)    $    --     $13.36    20.16%    $23,436
2002+                              11.76        (0.023)      (0.023)         --      (0.584)     11.13    (0.16)     15,708
2001                               13.53         0.138       (0.645)     (0.023)     (1.240)     11.76    (3.10)      9,496
2000                               12.52         0.222        1.677      (0.252)++   (0.637)     13.53    16.06       8,280
1999 (3)                           10.00        (0.003)       2.526      (0.003)         --      12.52    25.24         912
CLASS B SHARES
For the periods ended July 31,:
2003+                             $10.93       $(0.027)     $ 2.127     $    --     $    --     $13.03    19.21%    $11,367
2002+                              11.63        (0.095)      (0.021)         --      (0.584)     10.93    (0.79)      9,047
2001                               13.45         0.091       (0.671)         --      (1.240)     11.63    (3.71)      6,081
2000                               12.46         0.169        1.672      (0.214)++   (0.637)     13.45    15.63       4,477
1999 (3)                           10.00        (0.041)       2.501          --          --      12.46    24.60       1,012
CLASS C SHARES
For the periods ended July 31,:
2003+                             $10.90       $(0.026)     $ 2.116     $    --     $    --     $12.99    19.17%    $ 3,473
2002+                              11.60        (0.087)      (0.029)         --      (0.584)     10.90    (0.79)      2,007
2001                               13.43         0.043       (0.625)     (0.008)     (1.240)     11.60    (3.71)        671
2000 (1)                           12.48         0.325        1.516      (0.254)++   (0.637)     13.43    15.64         362
------------------------------------------------------------------------------------------------------------------------------

                                                                             Ratio of
                                                 Ratio       Ratio of     Net Investment
                                              of Expenses       Net       Income (Loss) to
                                    Ratio     to Average     Investment       Average
                                 of Expenses  Net Assets   Income (Loss)     Net Assets      Portfolio
                                  to Average   Excluding     to Average      Excluding       Turnover
                                  Net Assets  Fee Waivers    Net Assets     Fee Waivers        Rate
------------------------------------------------------------------------------------------------------
Large Cap Value Fund
------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                               1.18%        1.36%         1.05%            0.87%          337%
2002+                               1.17         1.34          0.98             0.81           226
2001                                1.16         1.31          0.81             0.66           138
2000                                1.16         1.37          1.17             0.96            97
1999                                1.13         1.34          1.17             0.96            71
CLASS B SHARES
For the periods ended July 31,:
2003+                               1.83%        1.86%         0.40%            0.37%          337%
2002+                               1.82         1.85          0.32             0.29           226
2001                                1.81         1.83          0.16             0.14           138
2000                                1.80         1.86          0.66             0.60            97
1999                                1.78         1.84          0.50             0.44            71
CLASS C SHARES
For the periods ended July 31,:
2003+                               1.83%        1.86%         0.43%            0.40%          337%
2002+                               1.82         1.85          0.29             0.26           226
2001                                1.81         1.83          0.18             0.16           138
2000 (1)                            1.80*        1.86*         0.08*            0.02*           97
------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2003+(2)                            1.75%*       1.93%*       (1.33)%*         (1.51)%*         25%
CLASS B SHARES
For the period ended July 31,:
2003+(2)                            2.40%*       2.43%*       (1.81)%*         (1.84)%*         25%
CLASS C SHARES
For the period ended July 31,:
2003+(2)                            2.40%*       2.43%*       (1.90)%*         (1.93)%*         25%
------------------------------------------------------------------------------------------------------
Small Cap Value Fund
------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                               1.48%        1.66%         0.41%            0.23%           24%
2002+                               1.60         1.77         (0.19)           (0.36)           99
2001                                1.69         1.80         (0.06)           (0.20)          215
2000                                1.55         1.71          0.53             0.37            57
1999 (3)                            1.77*        1.94*        (0.11)*          (0.28)*          74
CLASS B SHARES
For the periods ended July 31,:
2003+                               2.15%        2.18%        (0.24)%          (0.27)%          24%
2002+                               2.25         2.27         (0.82)           (0.84)           99
2001                                2.29         2.31         (0.55)           (0.57)          215
2000                                2.22         2.24         (0.15)           (0.17)           57
1999 (3)                            2.39*        2.42*        (1.40)*          (1.43)*          74
CLASS C SHARES
For the periods ended July 31,:
2003+                               2.13%        2.16%        (0.23)%          (0.26)%          24%
2002+                               2.25         2.23         (0.76)           (0.74)           99
2001                                2.29         2.31         (0.66)           (0.68)          215
2000 (1)                            2.22*        2.24*         0.07*            0.05*           57
------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

* Annualized

** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.

+ Per share amounts calculated using average shares method.

++ Includes a 0.037 distribution in excess of net investment income.

+++ Includes a $0.026 redemption fee, which is a capital transaction and not an investment activity.

(1) Commenced operations on November 30, 1999.

(2) Commenced operations on April 28, 2003.

(3) Commenced operations on September 17, 1998.

PROSPECTUS

44

HIGHMARK FUNDS

                                                                                       Dividends and
                                                          Investment Activities        Distributions
                                                       --------------------------  --------------------
                                                                          Net
                                                                       Realized
                                               Net                        and                               Net
                                              Asset                   Unrealized                           Asset
                                             Value,         Net       Gain (Loss)      Net                 Value,
                                            Beginning   Investment        on       Investment  Capital      End      Total**
                                            of Period  Income (Loss)  Investments    Income     Gains    of Period   Return
------------------------------------------------------------------------------------------------------------------------------
Value Momentum Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                                         $20.04      $ 0.225       $ 1.584     $(0.217)   $(0.922)    $20.71      9.74%
2002+                                          26.99        0.195        (5.401)     (0.191)    (1.553)     20.04    (20.25)
2001                                           29.09        0.160        (0.394)     (0.184)    (1.682)     26.99     (0.80)
2000                                           29.55        0.196         0.993      (0.186)    (1.463)     29.09      4.23
1999                                           27.31        0.245         3.119      (0.255)    (0.866)     29.55     12.79
CLASS B SHARES
For the periods ended July 31,:
2003+                                         $19.90      $ 0.101       $ 1.565     $(0.104)   $(0.922)    $20.54      9.00%
2002+                                          26.81        0.038        (5.341)     (0.054)    (1.553)     19.90    (20.71)
2001                                           28.95       (0.013)       (0.411)     (0.034)    (1.682)     26.81     (1.48)
2000                                           29.46        0.032         0.950      (0.029)    (1.463)     28.95      3.50
1999                                           27.28        0.024         3.113      (0.088)    (0.866)     29.46     11.89
CLASS C SHARES
For the periods ended July 31,:
2003+                                         $19.87      $ 0.102       $ 1.563     $(0.103)   $(0.922)    $20.51      9.01%
2002+                                          26.80        0.037        (5.359)     (0.055)    (1.553)     19.87    (20.79)
2001                                           28.94       (0.093)       (0.329)     (0.036)    (1.682)     26.80     (1.47)
2000 (1)                                       29.50        0.128         0.819      (0.044)    (1.463)     28.94      3.37
------------------------------------------------------------------------------------------------------------------------------
Bond Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                                         $10.57      $ 0.541       $ 0.122     $(0.553)   $    --     $10.68      6.32%
2002+                                          10.78        0.626        (0.202)     (0.634)        --      10.57      4.03
2001                                           10.16        0.639         0.621      (0.640)        --      10.78     12.75
2000                                           10.30        0.630        (0.144)     (0.626)        --      10.16      4.90
1999                                           10.73        0.610        (0.440)     (0.600)        --      10.30      1.52
CLASS B SHARES
For the periods ended July 31,:
2003+                                         $10.54      $ 0.449       $ 0.127     $(0.466)   $    --     $10.65      5.49%
2002+                                          10.76        0.528        (0.209)     (0.539)        --      10.54      3.03
2001 (2)                                       10.39        0.361         0.389      (0.380)        --      10.76      7.32
------------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                                         $10.44      $ 0.371       $(0.118)    $(0.371)   $(0.012)    $10.31      2.41%
2002+                                          10.28        0.401         0.193      (0.400)    (0.034)     10.44      5.91
2001                                            9.94        0.422         0.342      (0.424)        --      10.28      7.85
2000                                            9.93        0.426         0.023      (0.439)        --       9.94      4.69
1999                                           10.01        0.429        (0.078)     (0.436)        --       9.93      3.55
CLASS B SHARES
For the periods ended July 31,:
2003+                                         $10.44      $ 0.280       $(0.113)    $(0.285)   $(0.012)    $10.31      1.58%
2002+                                          10.29        0.297         0.192      (0.305)    (0.034)     10.44      4.84
2001                                            9.95        0.338         0.335      (0.333)        --      10.29      6.87
2000 (2)                                        9.84        0.225         0.128      (0.243)        --       9.95      3.65
------------------------------------------------------------------------------------------------------------------------------
National Intermediate Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2003+(3)                                      $11.56      $ 0.334       $ 0.037     $(0.321)   $    --     $11.61      3.20%

                                                                                                    Ratio of
                                                                       Ratio       Ratio of      Net Investment
                                               Net                  of Expenses       Net        Income (Loss) to
                                             Assets,      Ratio     to Average     Investment        Average
                                               End     of Expenses  Net Assets   Income (Loss)      Net Assets      Portfolio
                                            of Period   to Average   Excluding     to Average       Excluding       Turnover
                                              (000)     Net Assets  Fee Waivers    Net Assets      Fee Waivers        Rate
-----------------------------------------------------------------------------------------------------------------------------
Value Momentum Fund
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                                        $27,208       1.19%        1.36%         1.18%          1.01%              6%
2002+                                         26,595       1.18         1.35          0.81           0.64              12
2001                                          42,466       1.17         1.35          0.59           0.41               3
2000                                          40,930       1.15         1.34          0.62           0.43               3
1999                                          36,495       1.06         1.34          0.90           0.62               9
CLASS B SHARES
For the periods ended July 31,:
2003+                                        $ 8,139       1.84%        1.86%         0.54%          0.52%              6%
2002+                                          8,427       1.83         1.85          0.16           0.14              12
2001                                          10,292       1.82         1.85         (0.05)         (0.08)              3
2000                                           8,336       1.82         1.84         (0.06)         (0.08)              3
1999                                           6,506       1.81         1.84          0.14           0.11               9
CLASS C SHARES
For the periods ended July 31,:
2003+                                        $   776       1.84%        1.86%         0.54%          0.52%              6%
2002+                                            845       1.83         1.85          0.15           0.13              12
2001                                           1,038       1.82         1.85         (0.06)         (0.09)              3
2000 (1)                                         568       1.82*        1.84*        (0.21)*        (0.23)*             3
------------------------------------------------------------------------------------------------------------------------------
Bond Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                                        $56,529       0.91%        1.24%         4.98%          4.65%             58%
2002+                                         52,683       0.75         1.25          5.86           5.36              18
2001                                          15,316       0.75         1.23          5.98           5.50              19
2000                                           6,183       0.75         1.26          6.11           5.60              27
1999                                           2,638       0.75         1.26          5.67           5.16              39
CLASS B SHARES
For the periods ended July 31,:
2003+                                        $12,157       1.72%        1.74%         4.14%          4.12%             58%
2002+                                          8,209       1.73         1.75          4.95           4.93              18
2001 (2)                                       2,278       1.73*        1.75*         4.29*          4.27*             19
------------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2003+                                        $91,632       0.64%        1.27%         3.51%          2.88%              3%
2002+                                         99,166       0.47         1.25          3.88           3.10               2
2001                                          68,797       0.46         1.22          4.20           3.44              12
2000                                          31,261       0.44         1.26          4.46           3.64              10
1999                                          17,759       0.45         1.27          4.30           3.48              11
CLASS B SHARES
For the periods ended July 31,:
2003+                                        $ 9,652       1.49%        1.77%         2.65%          2.37%              3%
2002+                                          7,419       1.47         1.76          2.88           2.59               2
2001                                           3,349       1.46         1.73          3.20           2.93              12
2000 (2)                                         425       1.44*        1.76*         3.50*          3.18*             10
------------------------------------------------------------------------------------------------------------------------------
National Intermediate Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2003+(3)                                     $ 2,674       0.53%*       1.26%*        3.59%*         2.86%*             4%

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

* Annualized

** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.

+ Per share amounts calculated using average shares method.

(1) Commenced operations on November 30, 1999.

(2) Commenced operations on November 30, 2000.

(3) Commenced operations on October 18, 2002.

                                                                      PROSPECTUS

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about the securities in which the Funds may invest.

FUND NAME                                                               FUND CODE
Balanced Fund                                                           1
Core Equity Fund                                                        2
Large Cap Growth Fund                                                   3
Large Cap Value Fund                                                    4
Small Cap Growth Fund                                                   5
Value Momentum Fund                                                     6
Small Cap Value Fund                                                    7
Bond Fund                                                               8
California Intermediate Tax-Free Bond Fund                              9
National Intermediate Tax-Free Bond Fund                                10

INSTRUMENT                                                              FUND CODE             RISK TYPE
----------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE LOANS (ARMSs): Loans in a                      1, 8                  Prepayment
mortgage pool which provide for a fixed initial mortgage                                      Market
interest rate for a specified period of time, after which the rate                            Credit
may be subject to periodic adjustments.                                                       Regulatory
----------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRs): ADRs are foreign                   1-7                   Market
Shares of a company held by a U.S. bank that issues a                                         Political
receipt evidencing ownership. ADRs pay dividends in U.S. dollars.                             Foreign Investment
----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by company                   1, 8-10               Prepayment
receivables, home equity loans, truck and auto loans,                                         Market
leases, credit card receivables and other securities backed                                   Credit
by other types of receivables or assets.                                                      Regulatory
----------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                  1-8                   Credit
drawn on and accepted by a commercial bank. They generally                                    Liquidity
have maturities of six months or less.                                                        Market
----------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate           1-10                  Market
securities that obligate the issuer to pay the bondholder                                     Credit
a specified sum of money, usually at specific intervals, and                                  Prepayment/Call
to repay the principal amount of the loan at maturity.
----------------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the                 1-7, 9-10             Management
right to buy, and obligates the seller of the option to sell,                                 Liquidity
a security at a specified price. A put option gives the buyer                                 Credit
the right to sell, and obligates the seller of the option to buy,                             Market
a security at a specified price. The Funds may buy call and                                   Leverage
put options and will sell only covered call options.
----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments                         1-8                   Market
with a stated maturity.                                                                       Credit
                                                                                              Liquidity
----------------------------------------------------------------------------------------------------------------------

PROSPECTUS

46

HIGHMARK FUNDS

INSTRUMENT                                                              FUND CODE             RISK TYPE
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                      1-10                  Credit
promissory notes issued by corporations and other entities.                                   Liquidity
Their maturities generally vary from a few days to nine months.                               Market
----------------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                         1-7                   Market
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that                   1-7                   Market
convert to common stock.                                                                      Credit
----------------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and                   1-10                  Market
standby commitments to purchase the securities at a fixed                                     Liquidity
price (usually with accrued interest) within a fixed period                                   Management
of time following demand by a Fund.
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                 1-10                  Management
underlying contract, index or security, or any combination                                    Market
thereof, including futures, options (e.g., puts and calls),                                   Credit
options on futures, swap agreements, and some                                                 Liquidity
mortgage-backed securities.                                                                   Leverage
                                                                                              Prepayment/Call
----------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies                  1-8                   Market
including ADRs and Global Depository Receipts (GDRs), as well                                 Political
as commercial paper of foreign issuers and obligations of                                     Foreign Investment
foreign governments, companies, banks, overseas branches of                                   Liquidity
U.S. banks or supranational entities. The International Equity                                Emerging Market
Fund may invest up to 15% of its net assets in companies based                                Call
in emerging markets.
----------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                    1-8                   Management
purchase or sell a specific amount of a currency at a fixed                                   Liquidity
future date and price set by the parties involved at the time                                 Credit
the contract is negotiated.                                                                   Market
                                                                                              Political
                                                                                              Leverage
                                                                                              Foreign Investment
----------------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the               1-10                  Management
future sale and purchase of a specific amount of a specific                                   Market
security, class of securities, or index at a specified time in                                Credit
the future and at a specified price. The aggregate value                                      Liquidity
of options on securities (long puts and calls) will not exceed                                Leverage
10% of a HighMark Equity Fund's net assets at the time it
purchases the options. Each Equity Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund's assets. The HighMark Fixed
Income Funds may invest in futures and options on futures for the purpose of achieving their objectives and for adjusting
their portfolio's duration. Each of these Funds will limit their obligations under futures contracts and related options to
no more than 10% of its assets.
----------------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment                1-10                  Credit
grade by the primary rating agencies (e.g., BB or lower by                                    Market
Standard & Poor's and Ba or lower by Moody's). These                                          Liquidity
securities are considered speculative and involve greater
risk of loss than investment grade bonds. Also called "lower rated bonds," "noninvestment grade bonds" and "junk bonds."
----------------------------------------------------------------------------------------------------------------------

                                                                      PROSPECTUS

INSTRUMENT                                                              FUND CODE             RISK TYPE
----------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be               1-10                  Liquidity
sold within seven business days at the value the Fund                                         Market
has estimated for them. Each Fund may invest up to
15% of its net assets in illiquid securities.
----------------------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities such as                  1-7                   Market
Standard & Poor's Depository Receipts ("SPDRs") and
NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent
ownership in a long-term unit investment trust that holds a
portfolio of common stocks designed to track the price
performance and dividend yield of an index, such as the S&P
500 Index or the NASDAQ-100 Index. Index-based securities
entitle a holder to receive proportionate quarterly cash
distributions corresponding to the dividends that accrue to
the index stocks in the underlying portfolio, less trust
expenses.
----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                     1-10                  Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
Each of the Funds may invest up to 5% of its assets in the
Shares of any one registered investment company. A Fund may
not, however, own more than 3% of the securities of any one
registered investment company or invest more than 10% of its assets in the Shares of other registered investment
companies. As a shareholder of an investment company, a Fund will indirectly bear investment management fees of that
investment company, which are in addition to the management
fees the Fund pays its own adviser.
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher             1-10                  Market
by Standard & Poor's; Baa or better by Moody's; similarly                                     Credit
rated by other nationally recognized rating organizations;                                    Prepayment/Call
or, if not rated, determined to be of comparably high
quality by the Adviser.
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S.                        1-10                  Market
dollar-denominated debt securities with remaining                                             Credit
maturities of one year or less. These may include short-term
U.S. government obligations, commercial paper and other
short-term corporate obligations, repurchase agreements
collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial
institution obligations. These securities may carry fixed or variable interest rates.
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Bonds backed by real                        1, 8-10               Prepayment
estate loans and pools of loans. These include                                                Market
collateralized mortgage obligations (CMOs) and                                                Credit
real estate mortgage investment conduits (REMICs).                                            Regulatory
----------------------------------------------------------------------------------------------------------------------

PROSPECTUS

48

HIGHMARK FUNDS

INSTRUMENT                                                              FUND CODE             RISK TYPE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL FORWARDS: Forward commitments to purchase                     9, 10                 Market
tax-exempt bonds with a specific coupon to be                                                 Leverage
delivered by an issuer at a future date (typically                                            Liquidity
more than 45 days but less than one year). Municipal                                          Credit
forwards are normally used as a refunding mechanism for
bonds that may be redeemed only on a designated future
date. Any Fund that makes use of municipal forwards
will maintain liquid, high-grade securities in a segregated
account in an amount at least equal to the purchase price
of the municipal forward.
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or                   9, 10                 Market
political subdivision to obtain funds for various public                                      Credit
purposes. Municipal securities include revenue bonds,                                         Political
certificates of participation, private activity bonds and                                     Tax
industrial development bonds, as well as general obligation                                   Regulatory
bonds, tax anticipation notes, bond anticipation notes, revenue                               Prepayment/Call
anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal
housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-
obligation bonds, which are secured by the taxing power of
the issuer (and, in California, have the approval of voters)
and revenue bonds, which take many shapes and forms but are
generally backed by revenue from a specific project or tax.
These include, but are not limited to, certificates of
participation (COPs); utility and sales tax revenues;tax
increment or tax allocations; housing and special tax,
including assessment district and community facilities
district (Mello-Roos) issues which are secured by taxes on
specific real estate parcels; hospital revenue; and
industrial development bonds that are secured by the
financial resources of a private company.
----------------------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                1-10                  Credit
by supranational agencies that are chartered to promote                                       Foreign Investment
economic development and are supported by various                                             Prepayment/Call
governments and government agencies.
----------------------------------------------------------------------------------------------------------------------

                                                                      PROSPECTUS

INSTRUMENT                                                              FUND CODE             RISK TYPE
----------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from         1, 9, 10              Market
financial institutions such as commercial and investment banks,                               Liquidity
savings and loan associations and insurance companies.                                        Credit
These interests are usually structured as some form of                                        Tax
indirect ownership that allows the Fund to treat the income
from the investment as exempt from federal income tax. The
Fund invests in these interests to obtain credit enhancement on demand features that would be available through direct
ownership of the underlying municipal securities.
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends        1-7                   Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                   1-10                  Market
the simultaneous commitment to return the security to the                                     Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                   1-10                  Market
and the simultaneous commitment to buy the security back                                      Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
----------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the              1-10                  Liquidity
Securities Act of 1933, such as privately placed commercial                                   Market
paper and Rule 144A securities.
----------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                 1-10                  Market
Fund's total assets. In return the Fund will receive                                          Leverage
cash, other securities and/or letters of credit.                                              Liquidity
                                                                                              Credit
----------------------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one                                1-10                  Management
security or characteristic of a security is swapped                                           Market
for another. An example is when one party trades                                              Credit
newly issued stock for existing bonds with                                                    Liquidity
another party.                                                                                Leverage
----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper                           9, 10                 Credit
issued by governments and political sub-divisions.                                            Liquidity
                                                                                              Market
                                                                                              Tax
----------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in              1-8                   Liquidity
exchange for a deposit of money.                                                              Credit
                                                                                              Market
----------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment               1-10                  Market
growth receipts, and certificates of accrual of Treasury
securities.
----------------------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                   1-8                   Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities, or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
----------------------------------------------------------------------------------------------------------------------

PROSPECTUS

50

HIGHMARK FUNDS

INSTRUMENT                                                              FUND CODE             RISK TYPE
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                    1-10                  Market
by agencies and instrumentalities of the U.S. government.                                     Credit
These include Ginnie Mae, Fannie Mae, and Freddie Mac.                                        Call
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds,                         1-10                  Market
separately traded registered interest and principal
securities, and coupons under bank entry safekeeping.
----------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                1-10                  Credit
interest rates that are reset daily, weekly, quarterly or on                                  Liquidity
some other schedule. Such instruments may be payable to                                       Market
a Fund on demand.
----------------------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a            1-7, 10               Market
proportionate amount of common stock at a specified price.                                    Credit
Warrants are typically issued with preferred stock and bonds.
----------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                         1-10                  Market
A purchase of, or contract to purchase, securities at a fixed                                 Credit
price for delivery at a future date. The portfolio managers                                   Leverage
of each Fund expect that commitments to enter into forward                                    Liquidity
commitments or purchase when-issued securities will not
exceed 25% of the Fund's total assets.
----------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar                  1, 8-10               Market
denominated bonds issued by foreign corporations or                                           Credit
governments. Sovereign bonds are those issued by the                                          Call
government of a foreign country. Supranational bonds are
those issued by supranational entities, such as the World
Bank and European Investment Bank. Canadian bonds are
those issued by Canadian provinces.
----------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                  1-10                  Credit
debt that pay no interest, but are issued at a discount from                                  Market
their value at maturity. When held to maturity, their entire                                  Zero Coupon
return equals the difference between their issue price and
their maturity value.
----------------------------------------------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What are the main risks of investing in this Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that a Fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction

                                                                      PROSPECTUS
costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund's hedging transactions will be effective.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a Fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

PROSPECTUS

52

HIGHMARK FUNDS

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER

HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

SUB-ADVISER (SMALL CAP VALUE FUND)

LSV ASSET MANAGEMENT
One North Wacker Drive, 40th Floor
Chicago, IL 60606

SUB-ADVISER (LARGE CAP GROWTH FUND)

WADDELL & REED INVESTMENT MANAGEMENT
6300 Lamar Avenue
Shawnee Mission, KS 66202

SUB-ADVISER (LARGE CAP VALUE FUND)

ARONSON+JOHNSON+ORTIZ, L.P.
230 South Broad Street, 20th Floor
Philadelphia, PA 19102

SUB-ADVISER (SMALL CAP GROWTH FUND)

CHARTWELL INVESTMENT PARTNERS, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312-2412

CUSTODIAN

UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111

ADMINISTRATOR & DISTRIBUTOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

ROPES & GRAY
One Metro Center
700 12th Street, NW, Suite 900
Washington, D.C. 20005

AUDITORS

DELOITTE & TOUCHE LLP
50 Fremont Street
San Francisco, CA 94105-2230

TRANSFER AGENT

STATE STREET BANK & TRUST COMPANY
P.O. Box 8416
Boston, MA 02266-8416

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley Drive
         Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-6009.

HighMark Funds' Investment Company Act registration number is 811-05059.

(HIGHMARK FUNDS LOGO)

445 South Figueroa Street - Suite 306 - Los Angeles - California - 90071

WWW.HIGHMARKFUNDS.COM                                            HMK-PS-004-0300
                                                                   84823-B-11/03

NOVEMBER 30, 2003

HIGHMARK

The smart approach to investing.

EQUITY FIXED INCOME

PROSPECTUS

FIDUCIARY SHARES

- Balanced Fund
- Core Equity Fund
- Large Cap Growth Fund (formerly the Growth Fund)
- Large Cap Value Fund
- Small Cap Growth Fund
- Small Cap Value Fund
- Value Momentum Fund
- Bond Fund
- California Intermediate Tax-Free Bond Fund
- National Intermediate Tax-Free Bond Fund

(HIGHMARK FUNDS LOGO)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                             91975 w05 4pg cover

                                                                      PROSPECTUS

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have various investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of HighMark's Equity and Fixed-Income funds that you should know before investing. Certain Funds also offer additional classes of Shares called Class A, Class B and Class C Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the HighMark Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

EQUITY FUNDS
Balanced Fund ............................................................    2
Core Equity Fund .........................................................    5
Large Cap Growth Fund ....................................................    8
Large Cap Value Fund .....................................................   11
Small Cap Growth Fund ....................................................   14
Small Cap Value Fund .....................................................   17
Value Momentum Fund ......................................................   20

FIXED-INCOME FUNDS
Bond Fund ................................................................   23
California Intermediate Tax-Free Bond Fund ...............................   26
National Intermediate Tax-Free Bond Fund .................................   29

SHAREOWNER GUIDE -- HOW TO INVEST IN THE
HIGHMARK FUNDS
Choosing a Share Class ...................................................   32
Opening an Account .......................................................   32
Buying Shares ............................................................   33
Selling Shares ...........................................................   33
Exchanging Shares ........................................................   34
Transaction Policies .....................................................   34
Dividends and Distributions ..............................................   35
Taxes ....................................................................   35
Investor Services ........................................................   36

MORE ABOUT THE HIGHMARK FUNDS
Investment Management ....................................................   36
Financial Highlights .....................................................   38
Investment Practices .....................................................   40
Glossary of Investment Risks .............................................   45

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools Shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause a Fund to underperform other funds with similar objectives.

(& GRAPHIC) FUND SUMMARY

(" GRAPHIC) INVESTMENT STRATEGY

(! GRAPHIC)  WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

(@ GRAPHIC) PERFORMANCE INFORMATION

(? GRAPHIC) DID YOU KNOW?

(# GRAPHIC) FUND INFORMATION

($ GRAPHIC) FEES AND EXPENSES

PROSPECTUS

2

HIGHMARK EQUITY FUNDS
BALANCED FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                     To seek capital appreciation and income;
                                    conservation of capital is a secondary
                                    consideration
--------------------------------------------------------------------------------
Investment Focus                    U.S. common stocks and investment grade
                                    bonds
--------------------------------------------------------------------------------
Principal Investment Strategy       Diversifies across market segments and
                                    investment styles, including value and
                                    growth stocks as well as various types of
                                    bonds
--------------------------------------------------------------------------------
Share Price Volatility              Moderate
--------------------------------------------------------------------------------
Investor Profile                    Investors seeking the growth potential of
                                    stocks with the diversification value of
                                    bonds
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration. To pursue these goals, the Fund normally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund's specific allocation among stocks, bonds and other securities will vary depending on the portfolio managers' assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time the Fund purchases them.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy; the outlook for one sector of the bond market versus another; and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the managers believe it is in Shareholders' best interest to do so.

To choose stocks for the Fund, the portfolio managers focus on common stocks of large, well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products and services.

The Fund may invest in other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Generally, the longer the average maturity of the Fund's fixed-income portion, the greater its interest rate risk.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

If the Fund invests in securities with additional risks, its Share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.*

(BAR CHART)

   1993             11.05%
   1994             -2.30%
   1995             28.30%
   1996             15.78%
   1997             19.86%
   1998             10.13%
   1999              5.85%
   2000             -2.46%
   2001             -4.94%
   2002            -13.24%

BEST QUARTER          WORST QUARTER
  11.32%                 -10.48%
(12/31/98)              (9/30/02)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 9.30%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index.

                                                                                SINCE
                                       1 YEAR        5 YEARS     10 YEARS     INCEPTION*
----------------------------------------------------------------------------------------
BALANCED FUND(1)
 Fiduciary Shares(2)
----------------------------------------------------------------------------------------
   Return Before Taxes                 -13.24%        -1.28%       6.12%       7.16%
----------------------------------------------------------------------------------------
   Return After Taxes
   on Distributions                    -14.04%        -2.93%       4.17%       5.22%
----------------------------------------------------------------------------------------
   Return After Taxes
   on Distributions and
   Sale of Fund Shares                  -8.11%        -1.33%       4.39%       5.27%
----------------------------------------------------------------------------------------
S&P 500 INDEX(3)                       -22.10%        -0.59%       9.34%       9.94%+
----------------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX(4)                           10.27%         7.54%       7.51%       8.12%+
----------------------------------------------------------------------------------------

(1)Performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

(2)After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)The unmanaged S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market.

(4)The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*Since 2/01/91.

+Since 2/28/91.

                                                                     (continued)

(# GRAPHIC) FUND INFORMATION

            CLASS                    CUSIP                TICKER
            ----------------------------------------------------
            Fiduciary                431114792            HMBAX

(# GRAPHIC) DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

GROWTH STOCKS have a record of achieving consistent earnings and sales growth.

PROSPECTUS

4

HIGHMARK EQUITY FUNDS

BALANCED FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                             FIDUCIARY
                                                                                              SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)             0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                             0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                             FIDUCIARY
                                                                                              SHARES
Investment Advisory Fees                                                                       0.60%
Distribution (12b-1) Fees                                                                      0.00%
Other Expenses                                                                                 0.52%
                                                                                               ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                        1.12%
Fee Waivers                                                                                    0.15%
   NET EXPENSES+                                                                               0.97%

*Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 0.97% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

         Fiduciary Shares: 0.95%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                   1 YEAR         3 YEARS       5 YEARS     10 YEARS
Fiduciary Shares                   $   99         $   341       $   602     $  1,350

                                                                      PROSPECTUS

HIGHMARK EQUITY FUNDS

CORE EQUITY FUND

(& GRAPHIC)FUND SUMMARY

Investment Goal                     To seek long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                    U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy       Attempts to identify companies with strong
                                    earnings growth selling at attractive values
--------------------------------------------------------------------------------
Share Price Volatility              Moderate to high
--------------------------------------------------------------------------------
Investor Profile                    Long-term investors seeking capital
                                    appreciation
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Core Equity Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. companies with capitalizations similar to the Standard & Poor's 500 Composite Index ("S&P 500 Index").

To choose stocks for the Fund, the portfolio managers focus on common stocks of large, well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products and services.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

In addition to those described above, the Fund may invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of those companies with capitalization similar to those in the S&P 500 Index-may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

                                                                     (continued)

PROSPECTUS

6

HIGHMARK EQUITY FUNDS

CORE EQUITY FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.*

(BAR CHART)

2001              -11.63%
2002              -23.59%

BEST QUARTER           WORST QUARTER
  9.97%                   -18.04%
(12/31/01)               (9/30/02)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 13.37%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the S&P 500 Index.

                                                                        SINCE
                                               1 YEAR                 INCEPTION*
--------------------------------------------------------------------------------
CORE EQUITY FUND
 Fiduciary Shares(1)
--------------------------------------------------------------------------------
   Return Before Taxes                         -23.59%                  -17.63%
--------------------------------------------------------------------------------
   Return After Taxes
   on Distributions                            -23.82%                  -17.83%
--------------------------------------------------------------------------------
   Return After Taxes
   on Distributions and
   Sale of Fund Shares                         -14.47%                  -13.71%
--------------------------------------------------------------------------------
S&P 500 INDEX(2) (reflects
 no deduction for fees,
 expenses or taxes)                            -22.10%                  -15.76%
--------------------------------------------------------------------------------

(1)After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

*Since 5/31/00.

(# GRAPHIC) FUND INFORMATION

            CLASS                      CUSIP              TICKER
            ----------------------------------------------------
            Fiduciary                  431112788          HMCFX

(? GRAPHIC) DID YOU KNOW?

SMALL CAPITALIZATION COMPANIES are those companies with market capitalizations within the range of those in the S&P 600 Small Cap Index.

MEDIUM CAPITALIZATION COMPANIES are those companies with market capitalization within the range of those in the S&P 400 Mid-Cap Index.

LARGE CAPITALIZATION COMPANIES are those companies with market capitalization within the range of those companies in the S&P 500 Index.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                            FIDUCIARY
                                                                                              SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)             0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                             0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                            FIDUCIARY
                                                                                              SHARES
Investment Advisory Fees                                                                       0.60%
Distribution (12b-1) Fees                                                                      0.00%
Other Expenses                                                                                 0.50%
                                                                                               ----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                         1.10%
Fee Waivers                                                                                    0.15%
  NET EXPENSES+                                                                                0.95%

*Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 0.95% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

         Fiduciary Shares: 0.93%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR       3 YEARS     5 YEARS   10 YEARS
Fiduciary Shares                $   97       $   335     $   592   $  1,327

PROSPECTUS

8

HIGHMARK EQUITY FUNDS

LARGE CAP GROWTH FUND (FORMERLY THE GROWTH FUND)

(& GRAPHIC) FUND SUMMARY

Investment Goal                     To seek long-term capital appreciation
                                    through investments in equity securities;
                                    current income is incidental
--------------------------------------------------------------------------------
Investment Focus                    U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy       Seeks to invest in companies offering
                                    above-average growth potential
--------------------------------------------------------------------------------
Share Price Volatility              Moderate to High
--------------------------------------------------------------------------------
Investor Profile                    Long-term investors seeking capital
                                    appreciation
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Large Cap Growth Fund seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

To pursue its primary goal, the Fund invests primarily in the equity securities of LARGE U.S. GROWTH-ORIENTED COMPANIES that the portfolio managers believe are also financially stable. Growth-oriented companies are those whose earnings are growing at a faster rate than the market as a whole, or have the potential to do so.

The portfolio managers attempt to select securities with appreciation possibilities by looking at many factors. These include:

- the company's market position, product line, technological position and prospects for increased earnings

-    the management capability of the company being considered

-    the short-term and long-term outlook for the industry being analyzed

-    changes in economic and political conditions

The portfolio managers may also analyze the demands of investors for the security relative to its price. Securities may be chosen when the portfolio managers anticipate a development that might have an effect on the value of a security.

In general, the portfolio managers may sell a security if they determine that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. The portfolio managers may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies.

In addition to those described above, the Fund may invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses-those of large U.S. growth companies-will underperform other types of stock investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.*

(BAR CHART)

  1994            -4.88%
  1995            32.40%
  1996            21.56%
  1997            32.02%
  1998            31.76%
  1999            22.10%
  2000           -24.19%
  2001           -35.54%
  2002           -21.20%

  BEST             WORST
 QUARTER          QUARTER
  25.97%          -31.39%
(12/31/98)       (3/31/01)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 12.72%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the S&P 500/Barra Growth Index.

                                                                       SINCE
                                        1 YEAR        5 YEARS        INCEPTION*
-------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Fiduciary Shares(1)
-------------------------------------------------------------------------------
    Return Before Taxes                 -21.20%        -9.13%          3.01%
-------------------------------------------------------------------------------
    Return After Taxes
    on Distributions                    -21.22%       -10.33%          1.03%
-------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares                 -13.02%        -6.18%          2.80%
-------------------------------------------------------------------------------
S&P 500/BARRA GROWTH
  INDEX(2)                              -23.59%        -1.08%          9.60%+
-------------------------------------------------------------------------------

(1) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The unmanaged S&P 500/Barra Growth Index generally reflects the performance of large growth companies in the U.S. stock market.

*Since 11/18/93.

+Since 11/30/93.

                                                                     (continued)

(# GRAPHIC) FUND INFORMATION

                CLASS                   CUSIP                   TICKER
                ------------------------------------------------------
                Fiduciary               431114818               HMGRX

(? GRAPHIC) DID YOU KNOW?

Companies are considered to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

PROSPECTUS

10

HIGHMARK EQUITY FUNDS

LARGE CAP GROWTH FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)                          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                                       FIDUCIARY
                                                                                                         SHARES
Investment Advisory Fees                                                                                  0.60%
Distribution (12b-1) Fees                                                                                 0.00%
Other Expenses                                                                                            0.52%
                                                                                                          -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.12%
Fee Waivers                                                                                               0.15%
  NET EXPENSES+                                                                                           0.97%

*Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 0.97% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

       Fiduciary Shares: 0.95%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
Fiduciary Shares       $99         $341         $602         $1,350

                                                                      PROSPECTUS

HIGHMARK EQUITY FUNDS

LARGE CAP VALUE FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                      To seek total return on investment, with
                                     dividend income as an important component
                                     of that return; a secondary goal is a low
                                     level of price volatility
--------------------------------------------------------------------------------
Investment Focus                     U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy        Attempts to identify undervalued
                                     large-capitalization stocks that will
                                     appreciate in value
--------------------------------------------------------------------------------
Share Price Volatility               Moderate
--------------------------------------------------------------------------------
Investor Profile                     Investors seeking capital appreciation
                                     potential with higher current income and
                                     lower volatility than the average stock
                                     fund
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Large Cap Value Fund seeks total return on investment, with dividend income as an important component of that return. A secondary goal is to maintain a low level of price volatility.

To pursue its primary goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs. The portfolio managers utilize a disciplined and systematic quantitative investment process, attempting to identify undervalued stocks of large-capitalization, U.S. companies, favoring those that seem inexpensive compared to their relative level of assets, earnings, momentum, and strength of management. Stocks are ranked relative to their industry peers; sector weights generally match those of the benchmark. Potentially profitable stocks are purchased in relation to potential risk and transaction cost posed to the Fund. Securities are evaluated for sale the same way they are for purchase. A sale or purchase of a security will occur only if a candidate has an advantageous combination of expected return, risk characteristics, and estimated roundtrip transaction costs. Individual positions are normally pared back if they exceed the benchmark weight by 1.2% or more. Portfolio turnover is expected to be approximately 100% annually.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

The Fund may invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of undervalued, dividend-paying companies-will underperform other kinds of investments or market averages.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

PROSPECTUS

12

HIGHMARK EQUITY FUNDS

LARGE CAP VALUE FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.*

(BAR CHART)

  1993            12.77%
  1994            -0.60%
  1995            36.27%
  1996            15.73%
  1997            27.29%
  1998            15.12%
  1999             1.68%
  2000             0.08%
  2001           -16.01%
  2002           -19.32%

  BEST             WORST
 QUARTER          QUARTER
  16.71%          -19.30%
(12/31/98)       (9/30/02)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 13.34%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the Russell 1000 Value Index and the S&P 500/Barra Value Index.

                                                                        SINCE
                               1 YEAR        5 YEARS     10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND(1)
  Fiduciary Shares(2)
--------------------------------------------------------------------------------
    Return Before Taxes        -19.32%        -4.51%       5.97%        10.16%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions           -19.74%        -6.78%       3.32%         7.39%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares        -11.84%        -3.42%       4.46%         7.75%
--------------------------------------------------------------------------------
RUSSELL 1000
    VALUE INDEX(3)             -15.52%         1.16%      10.81%        12.97%+
--------------------------------------------------------------------------------
S&P 500 VALUE INDEX(4)         -20.85%        -0.85%       9.39%        12.11%+
--------------------------------------------------------------------------------

(1) Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Fund previously used the S&P 500/Barra Value Index as its broad based index. Going forward, the Fund will use the Russell 1000 Value Index as its broad based index because it is better suited to the Fund's strategy. The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(4) The unmanaged S&P 500/Barra Value Index is generally representative of the performance of large value companies in the U.S. stock markets.

*Since 2/9/84.

+Since 2/29/84.

(# GRAPHIC) FUND INFORMATION

                CLASS                   CUSIP                   TICKER
                ------------------------------------------------------
                Fiduciary               431114206               HMIEX

(? GRAPHIC) DID YOU KNOW?

LARGE CAPITALIZATION COMPANIES are those companies with market capitalization within the range of those companies in the S&P 500 Index.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)                          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Investment Advisory Fees                                                                                  0.60%
Distribution (12b-1) Fees                                                                                 0.00%
Other Expenses                                                                                            0.50%
                                                                                                          -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.10%
Fee Waivers                                                                                               0.15%
  NET EXPENSES+                                                                                           0.95%

*Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 0.95% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares: 0.93%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                        1 YEAR        3 YEARS        5 YEARS        10 YEARS
FIDUCIARY SHARES         $97           $335           $592           $1,327

PROSPECTUS

14

HIGHMARK EQUITY FUNDS

SMALL CAP GROWTH FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                        To seek long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                       U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy          Seeks to invest in small U.S. companies
                                       offering above-average growth potential
--------------------------------------------------------------------------------
Share Price Volatility                 Moderate to High
--------------------------------------------------------------------------------
Investor Profile                       Risk tolerant investors seeking long-term
                                       capital appreciation
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the portfolio managers believe offer above average growth potential.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers look for businesses that demonstrate strong increases in earnings per share and continue to strengthen their fundamental capabilities, competitive positions, product and service offerings and customer bases. The portfolio managers initiate investments opportunistically, when the stocks are particularly attractively valued, yet concentrate the Fund's holdings in companies best positioned for most rapid growth. The portfolio managers ordinarily use conservative valuation parameters, focusing on several key numbers, their historical levels and relative value to a peer universe. These numbers include price to earnings (P/E), earnings growth rates, relative P/E to growth, price to EBITDA(1), return on equity, return on assets and return on investments, among others. Quarterly earnings expectations and results are carefully followed, and the Fund's portfolio managers consider whether to sell a particular security when any of the key factors materially changes.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(1) Earnings before interest, taxes, depreciation and amortization.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of small U.S. growth companies-may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial wellbeing may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because shares of the Fund have been offered for less than a full calendar year, the bar chart and table are not shown.

(# GRAPHIC) FUND INFORMATION

                CLASS                   CUSIP                   TICKER
                ------------------------------------------------------
                Fiduciary               431112739               HSRFX

(? GRAPHIC) DID YOU KNOW?

Companies are considered to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Growth Index.

PROSPECTUS

16

HIGHMARK EQUITY FUNDS

SMALL CAP GROWTH FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you bought or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)                          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Investment Advisory Fees                                                                                  1.15%
Distribution (12b-1) Fees                                                                                 0.00%
Other Expenses**                                                                                          0.52%
                                                                                                          -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.67%
Fee Waiver                                                                                                0.15%
  NET EXPENSES+                                                                                           1.52%

*Does not include any wire transfer fees, if applicable.

**Other expenses are based on estimated amounts for the current fiscal year.

+The Fund's Adviser has agreed to contractually waive fees in order to keep total operating expenses for Fiduciary Shares from exceeding 1.52% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares: 1.50%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                          1 YEAR      3 YEARS
Fiduciary Shares                           $155        $512

                                                                      PROSPECTUS

HIGHMARK EQUITY FUNDS

SMALL CAP VALUE FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                           To seek long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                          Stocks of small U.S. companies
--------------------------------------------------------------------------------
Principal Investment Strategy             Seeks undervalued small company stocks
--------------------------------------------------------------------------------
Share Price Volatility                    Moderate to High
--------------------------------------------------------------------------------
Investor Profile                          Risk-tolerant investors seeking high
                                          long-term returns
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of SMALL CAPITALIZATION U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

The Fund's portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock's own historic norms. Of these, the portfolio managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial wellbeing may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of small, undervalued U.S. companies-may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

                                                                     (continued)

PROSPECTUS

18

HIGHMARK EQUITY FUNDS

SMALL CAP VALUE FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.*

(BAR CHART)

  1999            20.53%
  2000             2.07%
  2001             1.54%
  2002            -1.06%

  BEST             WORST
 QUARTER          QUARTER
  19.39%          -18.70%
(6/30/99)        (9/30/01)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 25.32%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the Russell 2000 Value Index.

                                                                        SINCE
                                               1 YEAR                 INCEPTION*
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
  Fiduciary Shares(1)
--------------------------------------------------------------------------------
    Return Before Taxes                         -1.06%                  8.18%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions                            -1.14%                  6.47%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares                         -0.65%                  6.08%
--------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(2)                    -11.43%                  7.00%+
--------------------------------------------------------------------------------

(1) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The unmanaged Russell 2000 Value Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index with lower price to book ratios and lower forecasted growth values.

*Since 9/17/98.

+Since 9/30/98.

(# GRAPHIC) FUND INFORMATION

                CLASS                   CUSIP                   TICKER
                ------------------------------------------------------
                Fiduciary               431112101               HMSCX

(? GRAPHIC) DID YOU KNOW?

SMALL CAPITALIZATION COMPANIES are those issued by companies with market capitalizations within the range of those in the Russell 2000 Index.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)                          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Investment Advisory Fees                                                                                  1.00%
Distribution (12b-1) Fees                                                                                 0.00%
Other Expenses                                                                                            0.52%
                                                                                                          -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.52%
Fee Waivers                                                                                               0.15%
  NET EXPENSES+                                                                                           1.37%

*Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 1.37% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares: 1.35%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                        1 YEAR        3 YEARS        5 YEARS        10 YEARS
FIDUCIARY SHARES         $139          $466           $815           $1,800

PROSPECTUS

20

HIGHMARK EQUITY FUNDS

VALUE MOMENTUM FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                      To seek long-term capital growth; current
                                     income is a secondary objective
--------------------------------------------------------------------------------
Investment Focus                     U.S. common stocks
--------------------------------------------------------------------------------
Principal Investment Strategy        Seeks undervalued stocks showing signs of
                                     improved momentum
--------------------------------------------------------------------------------
Share Price Volatility               Moderate
--------------------------------------------------------------------------------
Investor Profile                     Investors seeking the potential for a
                                     long-term increase in the value of their
                                     investment with capital appreciation at
                                     potentially lower volatility than the
                                     average stock fund
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

The Value Momentum Fund seeks to provide long-term capital growth with a secondary objective of income. To pursue this goal, the Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund's portfolio. They first identify stocks that they believe are undervalued relative to the market and to their own historic valuations. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a MEDIUM TO LARGE MARKET CAPITALIZATION and a majority of them will pay dividends.

In addition to U.S. common stocks, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund's assets in very short-term bonds called money market securities. In these and other cases, the Fund may not achieve its total return and income objectives.

For a description of the securities the Fund invests in, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of either rising or falling prices. The value of your investment will tend to go up or down in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of mid-size to large undervalued U.S. companies-may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.*

(BAR CHART)

  1993            12.58%
  1994            -1.93%
  1995            38.75%
  1996            25.64%
  1997            30.72%
  1998             9.72%
  1999            12.73%
  2000             1.80%
  2001            -6.36%
  2002           -20.38%

   BEST            WORST
 QUARTER          QUARTER
  18.05%          -18.83%
(12/31/98)       (9/30/02)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 16.58%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the S&P 500 Index.

                                                                        SINCE
                                  1 YEAR     5 YEARS     10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND(1)
  Fiduciary Shares(2)
--------------------------------------------------------------------------------
    Return Before Taxes          -20.38%      -1.25%      8.98%         10.07%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions             -21.52%      -2.66%      7.52%          8.67%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares          -11.78%      -1.03%      7.21%          8.22%
--------------------------------------------------------------------------------
S&P 500 INDEX(3)                 -22.10%      -0.59%      9.34%          9.94%+
--------------------------------------------------------------------------------

(1) Performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market.

*Since 2/1/91.

+Since 2/28/91.                                                      (continued)

(# GRAPHIC) FUND INFORMATION

                CLASS                   CUSIP                   TICKER
                ------------------------------------------------------
                Fiduciary               431114677               HMVMX

(? GRAPHIC) DID YOU KNOW?

Companies are considered to have a MEDIUM MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 400 Mid-Cap Index.

Companies are considered to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

PROSPECTUS

22

HIGHMARK EQUITY FUNDS

VALUE MOMENTUM FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)                          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Investment Advisory Fees                                                                                  0.60%
Distribution (12b-1) Fees                                                                                 0.00%
Other Expenses                                                                                            0.52%
                                                                                                          -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.12%
Fee Waivers                                                                                               0.15%
  NET EXPENSES+                                                                                           0.97%

*Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 0.97% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares: 0.95%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                        1 YEAR        3 YEARS        5 YEARS        10 YEARS
FIDUCIARY SHARES         $99           $341           $602           $1,350

                                                                      PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

BOND FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                      To seek total return through investments in
                                     fixed-income securities
--------------------------------------------------------------------------------
Investment Focus                     U.S. government obligations, corporate debt
                                     securities, mortgage and other asset-
                                     backed securities
--------------------------------------------------------------------------------
Principal Investment Strategy        Focuses on sectors of the bond market that
                                     the portfolio managers believe are
                                     undervalued
--------------------------------------------------------------------------------
Share Price Volatility               Moderate
--------------------------------------------------------------------------------
Investor Profile                     Investors willing to accept the risk of a
                                     moderate amount of fluctuation in the value
                                     of their investment for the benefit of a
                                     higher total return potential
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

- Debt obligations issued or guaranteed by the U.S. government or its agencies.

- Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

- Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

- Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average DURATION of between 3 and 6 years, which the managers expect to be within one year of the duration of the Lehman Brothers U.S. Aggregate Bond Index.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

- An assessment of the future level of interest rates and inflation

- Expectations for U.S. and global economic growth

- Relative yields among securities in various market sectors

- The yield to maturity, quality, liquidity and capital appreciation potential of individual securities

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's Shareholders. For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be prepaid. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

                                                                     (continued)

PROSPECTUS

24

HIGHMARK FIXED-INCOME FUNDS

BOND FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.*

(BAR CHART)

  1993             7.50%
  1994            -3.94%
  1995            18.74%
  1996             2.47%
  1997             9.20%
  1998             8.38%
  1999            -1.82%
  2000            10.72%
  2001             8.07%
  2002             7.36%

   BEST           WORST
 QUARTER         QUARTER
  6.25%          -2.82%
(6/30/95)       (3/31/94)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 4.55%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the Lehman Brothers U.S. Aggregate Bond Index.

                                                                         SINCE
                              1 YEAR      5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
BOND FUND(1)
  Fiduciary Shares(2)
--------------------------------------------------------------------------------
    Return Before Taxes        7.36%       6.45%         6.49%          8.65%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions           5.01%       4.04%         4.00%          5.69%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares        4.45%       3.95%         3.93%          5.56%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX(3)                 10.27%       7.54%         7.51%          9.66%+
--------------------------------------------------------------------------------

(1) Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*Since 2/15/84.

+Since 2/29/84.

(# GRAPHIC) FUND INFORMATION

                CLASS                   CUSIP                   TICKER
                ------------------------------------------------------
                Fiduciary               431114305               HMBDX

(? GRAPHIC) DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a Fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, noninvestment grade bonds are typically less sensitive to interest rates than investment grade bonds.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)                          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                          0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                                        FIDUCIARY
                                                                                                          SHARES
Investment Advisory Fees                                                                                  0.50%
Distribution (12b-1) Fees                                                                                 0.00%
Other Expenses                                                                                            0.50%
                                                                                                          -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.00%
Fee Waivers                                                                                               0.23%
  NET EXPENSES+                                                                                           0.77%

*Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 0.77% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares: 0.75%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                        1 YEAR      3 YEARS      5 YEARS      10 YEARS
FIDUCIARY SHARES         $79         $296         $530         $1,204

PROSPECTUS

26

HIGHMARK FIXED-INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                 To seek high current income that is exempt from
                                federal and California state income taxes
--------------------------------------------------------------------------------
Investment Focus                California municipal securities
--------------------------------------------------------------------------------
Principal Investment Strategy   Invests primarily in investment grade California
                                municipal securities
--------------------------------------------------------------------------------
Share Price Volatility          Low to Moderate
--------------------------------------------------------------------------------
Investor Profile                California residents seeking income exempt from
                                federal and state income taxes
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark California Intermediate Tax-Free Bond Fund seeks high current income that is exempt from federal and State of California income taxes. To pursue this goal, the Fund invests primarily in INVESTMENT-GRADE MUNICIPAL BONDS and notes that are tax-exempt in California.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal and California income tax. This policy is fundamental and cannot be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in MUNICIPAL BONDS from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

- The potential direction of interest rate changes.

- Their expectations for the U.S. economy in general and California's economy in particular.

- The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid". Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its Share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

                                                                      PROSPECTUS

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.*

(BAR CHART)

   1994      -8.33%
   1995      18.64%
   1996       4.26%
   1997       7.49%
   1998       6.43%
   1999      -0.66%
   2000       8.78%
   2001       4.97%
   2002       8.46%

BEST QUARTER      WORST QUARTER
  8.84%              -6.76%
(3/31/95)          (3/31/94)

*The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 2.77%.

This table compares the Fund's average annual total returns for periods ending 12/31/02 to those of the Lehman Brothers 7-Year Municipal Bond Index.

                                                                        SINCE
                                     1 YEAR            5 YEARS        INCEPTION*
--------------------------------------------------------------------------------
CALIFORNIA
INTERMEDIATE TAX-FREE
BOND FUND(1)
 Fiduciary Shares(2)
--------------------------------------------------------------------------------
  Return Before Taxes                 8.46%             5.54%           5.24%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions                    8.44%             5.52%           5.23%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares                 6.74%             5.29%           5.09%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX(3)                        10.33%             6.08%           5.90%+
--------------------------------------------------------------------------------

(1) Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Lehman Brothers 7-Year Municipal Bond Index comprises intermediate-term, investment grade tax-exempt bonds with maturities.

*Since 10/15/93.

+Since 10/31/93.                                                     (continued)

(# GRAPHIC) FUND INFORMATION

             CLASS                   CUSIP                 TICKER
             ----------------------------------------------------
             Fiduciary               431114644             HMITX

(? GRAPHIC) DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a Fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

PROSPECTUS

28

HIGHMARK FIXED-INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (continued)

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                     FIDUCIARY
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)     0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)               0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                     0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                     FIDUCIARY
                                                                                      SHARES
Investment Advisory Fees                                                               0.50%
Distribution (12b-1) Fees                                                              0.00%
Other Expenses                                                                         0.52%
                                                                                       -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.02%
Fee Waivers                                                                            0.50%
  NET EXPENSES+                                                                        0.52%

*Does not include any wire transfer fees, if applicable.

+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 0.52% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares: 0.50%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR      3 YEARS      5 YEARS       10 YEARS
FIDUCIARY SHARES             $53         $275         $515          $1,202

                                                                      PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

NATIONAL INTERMEDIATE TAX-FREE BOND FUND

(& GRAPHIC) FUND SUMMARY

Investment Goal                 To seek to provide high current income that is
                                exempt from federal income tax
--------------------------------------------------------------------------------
Investment Focus                Municipal securities
--------------------------------------------------------------------------------
Principal Investment Strategy   Invests primarily in municipal securities
                                providing an average intermediate maturity
--------------------------------------------------------------------------------
Share Price Volatility          Low to Moderate
--------------------------------------------------------------------------------
Investor Profile                Investors seeking income exempt from federal
                                income tax
--------------------------------------------------------------------------------

(" GRAPHIC) INVESTMENT STRATEGY

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in MUNICIPAL BONDS and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

- The potential direction of interest rate changes.

- Their expectations for the U.S. economy in general.

- The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets. In addition, the Fund may invest in Shares of money market funds and other investment companies that have similar investment objectives.

For a more complete description of the securities in which the Fund can invest, please see "Investment Practices" on page 40.

(! GRAPHIC) WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"-or repay-higher-yielding bond before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks, please see "Glossary of Investment Risks" on page 45.

PROSPECTUS

30

HIGHMARK FIXED-INCOME FUNDS

NATIONAL INTERMEDIATE TAX-FREE BOND FUND (continued)

(@ GRAPHIC) PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Fiduciary Shares from year to year.+, (1)

(BAR CHART)

   1993       9.30%
   1994      -3.88%
   1995      12.40%
   1996       2.88%
   1997       6.45%
   1998       5.03%
   1999      -1.27%
   2000       7.65%
   2001       4.69%
   2002       7.13%

BEST QUARTER       WORST QUARTER
    5.01%              -4.49%
  (3/31/95)          (3/31/94)

+The performance information above is based on a calendar year. The Fund's total return from 1/1/2003 to 9/30/2003 was 3.37%.

(1) See Footnote 1 to average annual returns chart.

(# GRAPHIC) FUND INFORMATION

             CLASS                   CUSIP                 TICKER
             ----------------------------------------------------
             Fiduciary               431112655             HMNTX

This table compares the Fund's average annual total returns for periods ending 12/31/02, to those of the Lehman Brothers 7-Year Municipal Bond Index.

                                                                        SINCE
                                1 YEAR     5 YEARS      10 YEARS      INCEPTION*
--------------------------------------------------------------------------------
NATIONAL INTERMEDIATE
TAX-FREE BOND FUND(1)
 Fiduciary Shares(2)
--------------------------------------------------------------------------------
  Return Before Taxes            7.13%      4.60%         4.94%         5.61%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions               7.22%      4.61%         4.94%         5.61%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares            5.67%      4.60%         4.95%         5.58%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX(3)                   10.33%      6.08%         6.35%           **
--------------------------------------------------------------------------------

(1) Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Fiduciary Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with the Fiduciary Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Lehman Brothers 7 Year Municipal Bond Index generally comprises intermediate term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*Since 2/17/89.

**Index did not exist.

(? GRAPHIC) DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

                                                                      PROSPECTUS

($ GRAPHIC) FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------
Shareholder Fees
--------------------------------------------------------------------------------

                                                                                     FIDUCIARY
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)     0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)               0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                     0%

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                                                                                     FIDUCIARY
                                                                                      SHARES
Investment Advisory Fees                                                               0.50%
Distribution (12b-1) Fees                                                              0.00%
Other Expenses**                                                                       0.51%
                                                                                       -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.01%
Fee Waiver                                                                             0.71%
  NET EXPENSES+                                                                        0.30%

*Does not include any wire transfer fees, if applicable.

**Other expenses are based on estimated amounts for the current fiscal year.

+The Fund's Adviser has agreed to contractually waive fees in order to keep total operating expenses for Fiduciary Shares from exceeding 0.30% for the period beginning November 30, 2003 and ending on November 29, 2004. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares: 0.28%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR      3 YEARS      5 YEARS       10 YEARS
FIDUCIARY SHARES             $31         $251         $489          $1,172

PROSPECTUS

32

HIGHMARK FUNDS

SHAREOWNER GUIDE - HOW TO INVEST IN THE HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

FOREIGN INVESTORS

The Funds do not accept investments by non-U.S. persons.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Fiduciary Shares.

FIDUCIARY SHARES

- No sales charge.

- No Distribution (12b-1) fees.

- AVAILABLE ONLY TO THE FOLLOWING INVESTORS AND ACCOUNTS:

  - Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

  - Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

  - Investors who currently own Shares of a HighMark Equity or Fixed Income Fund that they purchased prior to June 20, 1994 within an account registered in their name with the Funds;

  - Current and retired trustees of the HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

  - Registered investment advisers who are regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

  - Retirement and other benefit plans sponsored by governmental entities; and

  - Financial Institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $1,000,000 per Fund.

For the actual past expenses of the Fiduciary Shares, see the individual Fund profiles earlier in this prospectus.

The Funds also offer Class A, Class B and Class C Shares (collectively Retail Shares). Each of these Classes has its own expense structure. Retail Shares are available to non-fiduciary clients or Union Bank of California, N.A., who are not otherwise eligible for Fiduciary Shares. Call us at 1-800-433-6884 for more details.

OPENING AN ACCOUNT

1. Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the HighMark Funds are as follows:

   - INITIAL PURCHASE:     $1,000 for each Fund

                           $250 for current and retired trustees of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates.

   - ADDITIONAL PURCHASES: $100 for each Fund

   We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

   What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

                                                                      PROSPECTUS

   HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

   In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

   Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

   Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

   However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
By Wire
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

- Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address below).

- Obtain your Fund account number by calling your financial representative or our Transfer Agent.

- Instruct your bank to wire the amount of your investment to:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02101
  ABA# 011000028
  DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

- Call our Transfer Agent before wiring any funds.

- Instruct your bank to wire the amount of your investment to:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02101
  ABA# 011000028
  DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
Through Financial Institutions
--------------------------------------------------------------------------------

- Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
By Exchange
--------------------------------------------------------------------------------

- Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

SELLING SHARES

--------------------------------------------------------------------------------
Through Financial Institutions
--------------------------------------------------------------------------------

- Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
By Exchange
--------------------------------------------------------------------------------

- Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

- Call us or contact your financial representative to request an exchange.

TRANSFER AGENT ADDRESS:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

Or contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

- you are selling more than $5,000 worth of Shares.

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

- you changed your address of record within the last 30 days.

PROSPECTUS

34

HIGHMARK FUNDS

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND: The Funds reserve the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES: Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES: You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the "new Fund"), provided that you:

- Are qualified to invest in the new Fund.

- Satisfy the initial and additional investment minimums for the new Fund.

- Invest in the same Share class in the new Fund as you did in the previous
  Fund.

- Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging. You may also exchange your Fiduciary Shares of a Fund for Class A, Class B or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value is calculated according to the following formula:

  (Total mkt. value of the Fund's investments and other assets - any Fund liabilities)

  / Total number of the Fund's Shares outstanding

  = Fund's net asset value

We determine the net asset value (NAV) of each HighMark Equity and Fixed-Income Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value. For further information about how we determine the value of the Funds' investments, see the Statement of Additional Information ("SAI").

BUY AND SELL PRICES. When you buy Shares, the number of Shares you receive is based on the net asset value next determined after we receive your order. When you sell Shares, the amount of your proceeds are based on the net asset value next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Equity and Fixed-Income Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day").

- Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

- Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

- Selling Shares: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.

                                                                      PROSPECTUS

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMarkFunds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

DIVIDENDS AND DISTRIBUTIONS

As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. Each of the HighMark Funds declares and pays income dividends monthly, with the exception of the Small Cap Value Fund which declares and pays income dividends periodically. The Funds distribute any net capital gains they have realized at least once a year.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We've summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. In addition, if you are not a resident of the United States, you may have to pay taxes besides those described here, such as U.S. withholding and estate taxes.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the Statement of Additional Information.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND DISTRIBUTIONS

- FEDERAL TAXES: The IRS treats any dividends and short-term capital gains you receive from the Funds as ordinary income.

- STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

- TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from a Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

- "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

- REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND NATIONAL INTERMEDIATE TAX-FREE BOND FUND: The Funds' portfolio managers expect that virtually all of the income the California Intermediate Tax-Free Fund generates will be exempt from federal and California state personal income taxes, and virtually all of the income the National Intermediate Tax-Free Bond Fund generates will be exempt from federal personal income taxes. If, however, you receive Social Security or railroad retirement benefits, you should consult your tax

PROSPECTUS

36

HIGHMARK FUNDS

adviser to determine whether investing in the Fund could increase federal taxation of such benefits. In addition, some of the income you receive from the Fund may be included in the computation of federal and state alternative minimum tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If your Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains your Fund earns on these securities. In general, Shareholders in these Funds will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt a Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100.* AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees of the HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

- Have at least $5,000 in your HighMark Fund(s) account.

- Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

- Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account.

- Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees.

HighMark Capital Management is a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California, N.A. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of September 30, 2003, UnionBanCal Corporation and its subsidiaries had approximately $42.6 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately
$16.7 billion in assets under management. HighMark Capital Management (and its predecessors), with a team of approximately 50 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                                                                      PROSPECTUS

Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:

FUND                                       % OF NET ASSETS

Balanced Fund                              0.60%
Core Equity Fund                           0.60%
Large Cap Growth Fund                      0.60%*
Large Cap Value Fund                       0.60%*
Small Cap Value Fund                       1.00%*
Value Momentum Fund                        0.60%
Bond Fund                                  0.50%
California Intermediate
Tax-Free Bond
  Fund                                     0.25%

*A portion of the management fee is used to pay the Fund's sub-adviser.

For its advisory services to the Small Cap Growth Fund and the National Intermediate Tax-Free Bond Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 1.15% and 0.50%, respectively, of the Fund's average daily net assets.

SUB-ADVISERS

LARGE CAP GROWTH FUND. Waddell & Reed Investment Management Company ("WRIMCO") serves as the sub-adviser to the Large Cap Growth Fund. Under an investment sub-advisory agreement between WRIMCO and HighMark Capital Management, WRIMCO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. a Delaware corporation, which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc. a Missouri corporation. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a Delaware corporation and publicly held company. As of September 30, 2003, WRIMCO managed approximately $28.2 billion in assets.

LARGE CAP VALUE FUND. Aronson+Johnson+Ortiz, LP ("AJO") serves as the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, AJO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds. AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of September 30, 2003, AJO managed approximately $13.0 billion in assets.

SMALL CAP GROWTH FUND. Chartwell Investment Partners L.P. ("Chartwell") serves as the sub-adviser to the Small Cap Growth Fund. Under an investment sub-advisory agreement between Chartwell and HighMark Capital Management, Chartwell makes day-to-day investment decisions regarding the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds. Chartwell is paid a fee for its services by HighMark Capital Management.

Founded in 1997, Chartwell is an employee-owned firm focused on institutional and sub-advisory investment management. Chartwell is a quality-based equity and fixed income manager with a disciplined, team-oriented investment process. As of September 30, 2003, Chartwell had approximately $6.3 billion in assets under management.

SMALL CAP VALUE FUND. LSV Asset Management ("LSV") serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

LSV is a registered investment adviser organized as a Delaware partnership. The general partners of LSV have developed quantitative value analysis methodology and software, which has been used to manage assets over the past 8 years. As of September 30, 2003, LSV had approximately $14.7 billion in assets under management.

PORTFOLIO MANAGERS

All investment decisions for the HighMark Funds are made by a team of investment professionals, all of whom take an active part in the decision making process.

PROSPECTUS

38

HIGHMARK FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, as noted in its report dated September 17, 2003. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

                                                                             Dividends and
                                                Investment Activities        Distributions
                                              --------------------------  -------------------
                                                                 Net
                                                              Realized
                                      Net                        and                              Net                  Net
                                     Asset                   Unrealized                          Asset               Assets,
                                     Value,        Net       Gain (Loss)     Net                 Value,                End
                                   Beginning   Investment        on       Investment  Capital     End      Total    of Period
                                   of Period  Income (Loss)  Investments    Income     Gains   of Period  Return**    (000)
-----------------------------------------------------------------------------------------------------------------------------
Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                               $11.53     $  0.262        $ 0.563    $(0.255)    $    --    $12.10      7.30%  $ 115,067
2002+                                14.03        0.296         (2.237)    (0.301)     (0.258)    11.53    (14.24)    180,217
2001                                 15.74        0.331         (1.224)    (0.346)     (0.471)    14.03     (5.85)    321,263
2000                                 17.21        0.431         (0.077)    (0.426)     (1.398)    15.74      2.28     401,742
1999                                 16.73        0.428          1.172     (0.436)     (0.684)    17.21      9.96     451,411
-----------------------------------------------------------------------------------------------------------------------------
Core Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                               $ 6.22     $  0.055        $ 0.508    $(0.053)    $    --    $ 6.73      9.15%  $ 115,045
2002+                                 8.26        0.045         (2.042)    (0.043)         --      6.22    (24.25)    114,854
2001                                  9.76        0.044         (1.495)    (0.047)     (0.002)     8.26    (14.91)     96,112
2000 (1)                             10.00        0.012         (0.243)    (0.009)         --      9.76     (2.31)     34,210
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                               $ 6.53     $  0.003        $ 0.722    $(0.005)++  $    --    $ 7.25     11.11%  $ 161,181
2002+                                 8.68       (0.004)        (2.146)        --          --      6.53    (24.77)    156,663
2001                                 18.62       (0.061)        (7.684)        --      (2.195)     8.68    (45.71)    279,625
2000                                 18.39           --          2.030         --      (1.800)    18.62     11.13     722,376
1999                                 16.92       (0.018)         2.759         --      (1.271)    18.39     17.24     738,548
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                               $ 8.25     $  0.105        $ 0.484    $(0.099)    $    --    $ 8.74      7.26%  $  65,363
2002+                                11.04        0.123         (2.790)    (0.123)         --      8.25    (24.31)     78,479
2001                                 12.35        0.129         (0.438)    (0.127)     (0.874)    11.04     (2.90)    189,327
2000                                 17.78        0.227         (1.864)    (0.228)     (3.565)    12.35     (9.67)    290,327
1999                                 17.92        0.247          2.072     (0.249)     (2.206)    17.78     14.23     628,839
-----------------------------------------------------------------------------------------------------------------------------

                                                                                Ratio of
                                                   Ratio       Ratio of      Net Investment
                                                of Expenses       Net       Income (Loss) to
                                      Ratio     to Average     Investment       Average
                                   of Expenses  Net Assets   Income (Loss)     Net Assets     Portfolio
                                    to Average   Excluding     to Average      Excluding      Turnover
                                    Net Assets  Fee Waivers    Net Assets     Fee Waivers       Rate
-------------------------------------------------------------------------------------------------------
Balanced Fund
-------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                  0.94%        1.12%         2.29%           2.11%          55%
2002+                                  0.93         1.10          2.27            2.10           12
2001                                   0.92         1.10          2.24            2.06           11
2000                                   0.92         1.09          2.65            2.48           25
1999                                   0.92         1.09          2.60            2.43           34
-------------------------------------------------------------------------------------------------------
Core Equity Fund
-------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                  0.92%        1.09%         0.89%           0.72%          71%
2002+                                  0.93         1.10          0.61            0.44           11
2001                                   0.92         1.12          0.49            0.29           14
2000 (1)                               0.92*        1.09*         1.21*           1.04*           3
-------------------------------------------------------------------------------------------------------
Large Cap Growth Fund
-------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                  0.94%        1.12%         0.05%          (0.13)%         57%
2002+                                  0.93         1.10         (0.05)          (0.22)         105
2001                                   0.92         1.11         (0.46)          (0.65)          26
2000                                   0.92         1.09         (0.32)          (0.49)          67
1999                                   0.90         1.09         (0.14)          (0.33)          52
-------------------------------------------------------------------------------------------------------
Large Cap Value Fund
-------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                  0.93%        1.11%         1.30%           1.12%         337%
2002+                                  0.92         1.09          1.24            1.07          226
2001                                   0.91         1.06          1.08            0.93          138
2000                                   0.89         1.10          1.61            1.40           97
1999                                   0.88         1.09          1.43            1.22           71
-------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

* Annualized

** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

+ Per share amounts calculated using average shares method.

++ For the Fiduciary Shares, represents a $0.005 return of capital for tax purposes.

(1) Commenced operations on May 31, 2000.

                                                                      PROSPECTUS

                                                                                       Dividends and
                                                          Investment Activities        Distributions
                                                        --------------------------  -------------------
                                                                           Net
                                                                        Realized
                                                Net                        and                              Net
                                               Asset                   Unrealized                          Asset
                                               Value,        Net       Gain (Loss)     Net                 Value,
                                             Beginning   Investment        on       Investment  Capital     End      Total
                                             of Period  Income (Loss)  Investments    Income     Gains   of Period  Return**
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2003+ (1)                                     $10.00       $(0.034)      $ 1.774    $    --     $    --    $11.74     17.40%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                         $11.25        $0.074       $ 2.227    $(0.021)    $    --    $13.53     20.49%
2002+                                          11.85         0.006        (0.022)        --      (0.584)    11.25      0.10
2001                                           13.61         0.063        (0.536)    (0.047)     (1.240)    11.85     (2.80)
2000                                           12.55         0.202         1.746     (0.251)++   (0.637)    13.61     16.43
1999 (2)                                       10.00         0.018         2.536     (0.004)         --     12.55     25.54
---------------------------------------------------------------------------------------------------------------------------
Value Momentum Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                         $20.05        $0.273       $ 1.583    $(0.264)    $(0.922)   $20.72     10.00%
2002+                                          27.00         0.254        (5.404)    (0.247)     (1.553)    20.05    (20.06)
2001                                           29.10         0.245        (0.411)    (0.252)     (1.682)    27.00     (0.55)
2000                                           29.56         0.256         1.002     (0.255)     (1.463)    29.10      4.47
1999                                           27.31         0.315         3.117     (0.318)     (0.866)    29.56     13.08
---------------------------------------------------------------------------------------------------------------------------
Bond Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                         $10.68        $0.566       $ 0.124    $(0.570)    $    --    $10.80      6.51%
2002+                                          10.88         0.638        (0.204)    (0.634)         --     10.68      4.09
2001                                           10.25         0.641         0.629     (0.640)         --     10.88     12.73
2000                                           10.39         0.625        (0.139)    (0.626)         --     10.25      4.86
1999                                           10.81         0.605        (0.426)    (0.600)         --     10.39      1.60
---------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                         $10.48        $0.387       $(0.119)   $(0.386)    $(0.012)   $10.35      2.55%
2002+                                          10.32         0.402         0.192     (0.400)     (0.034)    10.48      5.89
2001                                            9.97         0.429         0.345     (0.424)         --     10.32      7.92
2000                                            9.96         0.441         0.008     (0.439)         --      9.97      4.68
1999                                           10.04         0.438        (0.086)    (0.436)         --      9.96      3.54
---------------------------------------------------------------------------------------------------------------------------
National Intermediate Tax-Free Bond Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2003+ (3)                                     $11.56        $0.357       $ 0.040    $(0.347)    $    --    $11.61      3.42%
---------------------------------------------------------------------------------------------------------------------------

                                                                                                    Ratio of
                                                                       Ratio       Ratio of     Net Investment
                                               Net                  of Expenses       Net          Income to
                                             Assets,      Ratio     to Average     Investment       Average
                                               End     of Expenses  Net Assets   Income (Loss)     Net Assets     Portfolio
                                            of Period   to Average   Excluding     to Average      Excluding      Turnover
                                              (000)     Net Assets  Fee Waivers    Net Assets     Fee Waivers       Rate
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2003+ (1)                                   $   7,238      1.49%*       1.67%*       (1.15)%*        (1.33)%*        25%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                       $  79,222      1.25%        1.43%         0.64%           0.46%          24%
2002+                                          63,399      1.35         1.52          0.05           (0.12)          99
2001                                           78,869      1.44         1.55          0.27            0.13          215
2000                                          134,616      1.34         1.51          0.69            0.52           57
1999 (2)                                       80,423      1.54*        1.71*         0.28*           0.11*          74
---------------------------------------------------------------------------------------------------------------------------
Value Momentum Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                       $ 350,151      0.94%        1.11%         1.44%           1.27%           6%
2002+                                         355,004      0.93         1.10          1.06            0.89           12
2001                                          482,337      0.92         1.10          0.85            0.67            3
2000                                          619,618      0.90         1.09          0.88            0.69            3
1999                                          843,316      0.81         1.09          1.15            0.87            9
---------------------------------------------------------------------------------------------------------------------------
Bond Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                       $ 505,755      0.74%        0.99%         5.15%           4.90%          58%
2002+                                         485,274      0.75         1.00          5.89            5.64           18
2001                                          533,310      0.75         0.98          6.05            5.82           19
2000                                          342,388      0.75         1.01          6.06            5.80           27
1999                                          334,900      0.75         1.01          5.69            5.43           39
---------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2003+                                       $ 139,051      0.49%        1.02%         3.65%           3.12%           3%
2002+                                         123,702      0.47         0.99          3.88            3.36            2
2001                                          123,568      0.46         0.97          4.20            3.69           12
2000                                          139,098      0.44         1.01          4.45            3.88           10
1999                                          149,365      0.45         1.02          4.29            3.72           11
---------------------------------------------------------------------------------------------------------------------------
National Intermediate Tax-Free Bond Fund
---------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2003+ (3)                                   $  72,718      0.28%*       1.01%*        3.85%*          3.12%*          4%
---------------------------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

* Annualized

** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

+ Per share amounts calculated using average shares method.

++ Includes a 0.037 distribution in excess of net investment income.

(1) Commenced operations on April 28, 2003.

(2) Commenced operations on September 17, 1998.

(3) Commenced operations on October 18, 2002.

PROSPECTUS

40

HIGHMARK FUNDS

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about the securities in which the Funds may invest.

FUND NAME                                                               FUND CODE
Balanced Fund                                                           1
Core Equity Fund                                                        2
Large Cap Growth Fund                                                   3
Large Cap Value Fund                                                    4
Small Cap Growth Fund                                                   5
Value Momentum Fund                                                     6
Small Cap Value Fund                                                    7
Bond Fund                                                               8
California Intermediate Tax-Free Bond Fund                              9
National Intermediate Tax-Free Bond Fund                                10

INSTRUMENT                                                              FUND CODE   RISK TYPE
-------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE LOANS (ARMSs): Loans in a mortgage pool        1, 8        Prepayment
which provide for a fixed initial mortgage interest rate for a                      Market
specified period of time, after which the rate may be subject to                    Credit
periodic adjustments.                                                               Regulatory
-------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRs): ADRs are foreign Shares of a       1-7         Market
company held by a U.S. bank that issues a receipt evidencing                        Political
ownership. ADRs pay dividends in U.S. dollars.                                      Foreign Investment
-------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by company receivables,      1, 8-10     Prepayment
home equity loans, truck and auto loans, leases, credit card                        Market
receivables and other securities backed by other types of receivables               Credit
or assets.                                                                          Regulatory
-------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and     1-8         Credit
accepted by a commercial bank. They generally have maturities of six                Liquidity
months or less.                                                                     Market
-------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate           1-10        Market
securities that obligate the issuer to pay the bondholder a specified               Credit
sum of money, usually at specific intervals, and to repay the                       Prepayment/Call
principal amount of the loan at maturity.
-------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right to buy,   1-7, 9-10   Management
and obligates the seller of the option to sell, a security at a                     Liquidity
specified price. A put option gives the buyer the right to sell, and                Credit
obligates the seller of the option to buy, a security at a specified                Market
price. The Funds may buy call and put options and will sell only                    Leverage
covered call options.
-------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated           1-8         Market
maturity.                                                                           Credit
                                                                                    Liquidity
-------------------------------------------------------------------------------------------------------------

                                                                      PROSPECTUS

INSTRUMENT                                                              FUND CODE   RISK TYPE
-------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term promissory notes     1-10        Credit
issued by corporations and other entities. Their maturities generally               Liquidity
vary from a few days to nine months.                                                Market
------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                         1-7         Market
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to        1-7         Market
common stock.                                                                       Credit
-------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and standby           1-10        Market
commitments to purchase the securities at a fixed price (usually with               Liquidity
accrued interest) within a fixed period of time following demand by a               Management
Fund.
-------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying      1-10        Management
contract, index or security, or any combination thereof, including                  Market
futures, options (e.g., puts and calls), options on futures, swap                   Credit
agreements, and some mortgage-backed securities.                                    Liquidity
                                                                                    Leverage
                                                                                    Prepayment/Call
-------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies including ADRs   1-8         Market
and Global Depository Receipts (GDRs), as well as commercial paper of               Political
foreign issuers and obligations of foreign governments, companies,                  Foreign Investment
banks, overseas branches of U.S. banks or supranational entities.                   Liquidity
                                                                                    Emerging Market
                                                                                    Call
-------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to purchase or sell   1-8         Management
a specific amount of a currency at a fixed future date and price set                Liquidity
by the parties involved at the time the contract is negotiated.                     Credit
                                                                                    Market
                                                                                    Political
                                                                                    Leverage
                                                                                    Foreign Investment
-------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the future sale   1-10        Management
and purchase of a specific amount of a specific security, class of                  Market
securities, or index at a specified time in the future and at a                     Credit
specified price. The aggregate value of options on securities (long                 Liquidity
puts and calls) will not exceed 10% of a HighMark Equity Fund's net                 Leverage
assets at the time it purchases the options. Each Equity Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund's assets. The HighMark
Fixed Income Funds may invest in futures and options on futures for the purpose of achieving their objectives and for adjusting their portfolio's duration. Each of these Funds will limit their
obligations under futures contracts and related options to no more than 10% of its assets.
-------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment grade by the   1-10        Credit
primary rating agencies (e.g., BB or lower by Standard & Poor's and                 Market
Ba or lower by Moody's). These securities are considered speculative                Liquidity
and involve greater risk of loss than investment grade bonds. Also called "lower rated bonds," "noninvestment grade bonds" and "junk bonds."
-------------------------------------------------------------------------------------------------------------

PROSPECTUS

42

HIGHMARK FUNDS

INSTRUMENT                                                              FUND CODE   RISK TYPE
-------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold within   1-10        Liquidity
seven business days at the value the Fund has estimated for them.                   Market
Each Fund may invest up to 15% of its net assets in illiquid securities.
-------------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities such as Standard &       1-7         Market
Poor's Depository Receipts ("SPDRs") and NASDAQ-100 Index Tracking
Stock ("NASDAQ 100s"), represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500 Index or the NASDAQ-100 Index. Index- based securities entitle a holder to receive proportionate quarterly cash
distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses.
-------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered investment          1-10        Market
companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser,
administrator or distributor. Each of the Funds may invest up to 5%
of its assets in the Shares of any one registered investment company.
A Fund may not, however, own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the Shares of other registered investment companies. As a shareholder of an investment company, a Fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser.
-------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher by          1-10        Market
Standard & Poor's; Baa or better by Moody's; similarly rated by other               Credit
nationally recognized rating organizations; or, if not rated,                       Prepayment/Call
determined to be of comparably high quality by the Adviser.
-------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar-denominated     1-10        Market
debt securities with remaining maturities of one year or less. These                Credit
may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
-------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Bonds backed by real estate loans and       1, 8-10     Prepayment
pools of loans. These include collateralized mortgage obligations                   Market
(CMOs) and real estate mortgage investment conduits (REMICs).                       Credit
                                                                                    Regulatory
-------------------------------------------------------------------------------------------------------------

                                                                      PROSPECTUS

INSTRUMENT                                                              FUND CODE   RISK TYPE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL FORWARDS: Forward commitments to purchase tax-exempt bonds    9, 10       Market
with a specific coupon to be delivered by an issuer at a future date                Leverage
(typically more than 45 days but less than than one year). Municipal                Liquidity
forwards are normally used as a refunding mechanism for bonds that                  Credit
may be redeemed only on a designated future date. Any Fund that makes use of municipal forwards will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.
-------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political         9, 10       Market
subdivision to obtain funds for various public purposes. Municipal                  Credit
securities include revenue bonds, certificates of participations,                   Political
private activity bonds and industrial development bonds, as well as                 Tax
general obligation bonds, tax anticipation notes, bond anticipation                 Regulatory
notes, revenue anticipation notes, project notes, other short-term                  Prepayment/Call
tax-exempt obligations, municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

-------------------------------------------------------------------------------------------------------------
There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in
California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues;
tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos)
issues which are secured by taxes on specific real estate parcels;
hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.
-------------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued by             1-10        Credit
supranational agencies that are chartered to promote economic                       Foreign Investment
development and are supported by various governments and government                 Prepayment/Call
agencies.
-------------------------------------------------------------------------------------------------------------

PROSPECTUS

44

HIGHMARK FUNDS

INSTRUMENT                                                              FUND CODE   RISK TYPE
-------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from         1, 9, 10    Market
financial institutions such as commercial and investment banks,                     Liquidity
savings and loan associations and insurance companies. These                        Credit
interests are usually structured as some form of indirect ownership                 Tax
that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.
-------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends at a   1-7         Market
specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the               1-10        Market
simultaneous commitment to return the security to the seller at an                  Leverage
agreed upon price on an agreed upon date. This is treated as a loan.
-------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security and the           1-10        Market
simultaneous commitment to buy the security back at an agreed upon                  Leverage
price on an agreed upon date. This is treated as a borrowing by a
Fund.
-------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the Securities   1-10        Liquidity
Act of 1933, such as privately placed commercial paper and Rule 144A                Market
securities.
-------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total    1-10        Market
assets. In return the Fund will receive cash, other securities and/or               Leverage
letters of credit.                                                                  Liquidity
                                                                                    Credit
-------------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one security or characteristic     1-10        Management
of a security is swapped for another. An example is when one party                  Market
trades newly issued stock for existing bonds with another party.                    Credit
                                                                                    Liquidity
                                                                                    Leverage
-------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued by governments     9, 10       Credit
and political sub-divisions.                                                        Liquidity
                                                                                    Market
                                                                                    Tax
-------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange     1-8         Liquidity
for a deposit of money.                                                             Credit
                                                                                    Market
-------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment growth        1-10        Market
receipts, and certificates of accrual of Treasury securities.
-------------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle, registered with   1-8         Market
the Securities and Exchange Commission under the Investment Company
Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.
-------------------------------------------------------------------------------------------------------------

                                                                      PROSPECTUS

INSTRUMENT                                                              FUND CODE   RISK TYPE
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and    1-10        Market
instrumentalities of the U.S. government. These include Ginnie Mae,                 Credit
Fannie Mae, and Freddie Mac.                                                        Call
-------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded       1-10        Market
registered interest and principal securities, and coupons under bank entry safekeeping.
-------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest       1-10        Credit
rates that are reset daily, weekly, quarterly or on some other                      Liquidity
schedule. Such instruments may be payable to a Fund on demand.                      Market
-------------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a            1-7, 10     Market
proportionate amount of common stock at a specified price. Warrants                 Credit
are typically issued with preferred stock and bonds.
-------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A purchase of, or       1-10        Market
contract to purchase, securities at a fixed price for delivery at a                 Leverage
future date. The portfolio managers of each Fund expect that                        Liquidity
commitments to enter into forward commitments or purchase when-issued               Credit
securities will not exceed 25% of the Fund's total assets.
-------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated      1, 8-10     Market
bonds issued by foreign corporations or governments. Sovereign bonds                Credit
are those issued by the government of a foreign country.                            Call
Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.
-------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of debt that pay    1-10        Credit
no interest, but are issued at a discount from their value at                       Market
maturity. When held to maturity, their entire return equals the                     Zero Coupon
difference between their issue price and their maturity value.
-------------------------------------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that a Fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors

PROSPECTUS

46

HIGHMARK FUNDS

from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a fund's hedging transactions will be effective.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in a fund's average maturity will make it more sensitive to interest rate risk.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

MANAGEMENT RISK. The risk that a strategy used by a fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

                                                                      PROSPECTUS

         NOTES

PROSPECTUS

48

HIGHMARK FUNDS

NOTES

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER
HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

SUB-ADVISER (SMALL CAP VALUE FUND)
LSV ASSET MANAGEMENT
One North Wacker Drive, 40th Floor
Chicago, IL 60606

SUB-ADVISER (LARGE CAP GROWTH FUND)
WADDELL & REED INVESTMENT MANAGEMENT
6300 Lamar Avenue
Shawnee Mission, KS 66202

SUB-ADVISER (LARGE CAP VALUE FUND)
ARONSON+JOHNSON+ORTIZ, L.P.
230 South Broad Street, 20th Floor
Philadelphia, PA 19102

SUB-ADVISER (SMALL CAP GROWTH FUND)
CHARTWELL INVESTMENT PARTNERS, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312-2412

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111

ADMINISTRATOR & DISTRIBUTOR
SEI INVESTMENTS GLOBAL FUNDS SERVICES
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY
One Metro Center
700 12th Street, NW, Suite 900
Washington, D.C. 20005

AUDITORS
DELOITTE & TOUCHE LLP
50 Fremont Street
San Francisco, CA 94105-2230

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266-8416

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley Drive
         Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-6009.

HighMark Funds' Investment Company Act registration number is 811-05059.

(HIGHMARK FUNDS LOGO)

445 South Figueroa Street - Suite 306 - Los Angeles - California - 90071

WWW.HIGHMARKFUNDS.COM                                           HMK-PS-003-0300
                                                                  84823-A-11/03

                                                                  DRAFT 11/18/03

                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 30, 2003

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark Equity and Fixed Income Funds and the HighMark Money Market Funds, each of which is dated November 30, 2003, (collectively, the "Prospectuses") and any of their supplements. This Statement of Additional Information is incorporated in its entirety into these Prospectuses. Copies of the Prospectuses may be obtained by writing the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.

                                TABLE OF CONTENTS

                                                                                                                      PAGE
                                                                                                                      ----
HIGHMARK FUNDS.....................................................................................................     1
INVESTMENT OBJECTIVES AND POLICIES.................................................................................     2
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS....................................................................     3
   Equity Securities...............................................................................................     3
   Debt Securities.................................................................................................     3
   Convertible Securities..........................................................................................     3
   Asset-Backed Securities (non-mortgage)..........................................................................     4
   Bank Instruments................................................................................................     4
   Commercial Paper And Variable Amount Master Demand Notes........................................................     5
   Lending Of Portfolio Securities.................................................................................     6
   Repurchase Agreements...........................................................................................     6
   Reverse Repurchase Agreements...................................................................................     7
   U.S. Government Obligations.....................................................................................     7
   Mortgage-Related Securities.....................................................................................     8
   Adjustable Rate Notes...........................................................................................    10
   Municipal Securities............................................................................................    10
   Investments In California Municipal Securities By The California Tax-Free Money Market Fund And The California
     Intermediate Tax-Free Bond Fund...............................................................................    14
   Puts............................................................................................................    17
   Shares Of Mutual Funds..........................................................................................    18
   When-Issued Securities And Forward Commitments..................................................................    18
   Zero-Coupon Securities..........................................................................................    19
   Options (Puts and Calls) on Securities..........................................................................    19
   Covered Call Writing............................................................................................    19
   Purchasing Call Options.........................................................................................    21
   Purchasing Put Options..........................................................................................    21
   Options In Stock Indices........................................................................................    21
   Risk Factors In Options Transactions............................................................................    22
   Futures Contracts on Securities and Related Options.............................................................    23
   Futures Contracts on Securities.................................................................................    23
   Options On Securities' Futures Contracts........................................................................    24
   Risk of Transactions in Securities' Futures Contracts and Related Options.......................................    25
   Index Futures Contracts.........................................................................................    25
   Options on Index Futures Contracts..............................................................................    26
   Foreign Investment..............................................................................................    26
   Foreign Currency Transactions...................................................................................    27
   Transaction Hedging.............................................................................................    27
   Position Hedging................................................................................................    28
   Currency Forward and Futures Contracts..........................................................................    29
   General Characteristics of Currency Futures Contract............................................................    30
   Index-Based Investments.........................................................................................    30
   Small Cap/Special Equity Situation Securities...................................................................    31
   High Yield Securities...........................................................................................    31

   Money Market Instruments........................................................................................    32
   Treasury Receipts...............................................................................................    33
   High Quality Investments with Regard to the Money Market Funds..................................................    33
   Illiquid Securities.............................................................................................    36
   Restricted Securities...........................................................................................    36
INVESTMENT RESTRICTIONS............................................................................................    36
   Voting Information..............................................................................................    45
PORTFOLIO TURNOVER.................................................................................................    45
VALUATION..........................................................................................................    45
   Valuation Of The Money Market Funds.............................................................................    46
   Valuation Of The Equity Funds And The Fixed Income Funds........................................................    46
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.....................................................................    47
   Purchases Through Financial Institutions........................................................................    47
   Redemption By Checkwriting......................................................................................    48
   Sales Charges...................................................................................................    49
   Sales Charge Reductions and Waivers.............................................................................    50
   Additional Federal Tax Information..............................................................................    53
   Additional Tax Information Concerning the California Tax-Free Money Market Fund and the California
     Intermediate Tax-Free Bond Fund...............................................................................    58
MANAGEMENT OF HIGHMARK FUNDS.......................................................................................    61
   Trustees and Officers...........................................................................................    61
   Investment Adviser..............................................................................................    69
   The Sub-Advisers................................................................................................    70
   Portfolio Transactions..........................................................................................    71
   Board Approval for the Investment Advisory Agreements...........................................................    73
   Administrator and Sub-Administrator.............................................................................    75
   Glass-Steagall Act..............................................................................................    77
   Shareholder Services Plans......................................................................................    78
   Expenses........................................................................................................    79
   Distributor.....................................................................................................    79
   Transfer Agent and Custodian Services...........................................................................    81
   Independent Accountants.........................................................................................    82
   Legal Counsel...................................................................................................    82
ADDITIONAL INFORMATION.............................................................................................    82
   Proxy Voting Policies and Procedures............................................................................    82
   Description of Shares...........................................................................................    83
   Shareholder and Trustee Liability...............................................................................    84
   Calculation of Performance Data.................................................................................    85
   Miscellaneous...................................................................................................    94
APPENDIX A.........................................................................................................   112
APPENDIX B.........................................................................................................   117
FINANCIAL STATEMENTS...............................................................................................   125

                       STATEMENT OF ADDITIONAL INFORMATION

                                 HIGHMARK FUNDS

         HighMark Funds is a diversified, open-end management investment company. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of fourteen series of units of beneficial interest ("Shares"), representing interests in one of the following portfolios:

         HighMark Balanced Fund,
         HighMark Core Equity Fund,
         HighMark Large Cap Growth Fund (formerly, HighMark Growth Fund), HighMark Large Cap Value Fund,
         HighMark Small Cap Growth Fund,
         HighMark Small Cap Value Fund,
         HighMark Value Momentum Fund,
         HighMark Bond Fund,
         HighMark California Intermediate Tax-Free Bond Fund,
         HighMark National Intermediate Tax-Free Bond Fund,
         HighMark 100% U.S. Treasury Money Market Fund,
         HighMark California Tax-Free Money Market Fund,
         HighMark Diversified Money Market Fund, and
         HighMark U.S. Government Money Market Fund (collectively the "Funds").

         HighMark Small Cap Growth Fund commenced operations on April 28, 2003. HighMark National Intermediate Tax-Free Bond Fund commenced operations on October 18, 2002. HighMark Core Equity Fund commenced operations on May 31, 2000. HighMark Small Cap Value Fund commenced operations on September 17, 1998. HighMark Value Momentum Fund and HighMark California Intermediate Tax-Free Bond Fund commenced operations in HighMark Funds on April 28, 1997. HighMark Balanced Fund commenced operations on November 14, 1993 and HighMark Large Cap Growth Fund (formerly, HighMark Growth Fund) commenced operations on November 18, 1993. HighMark Large Cap Value Fund and HighMark Bond Fund commenced operations on June 23, 1988 as a result of the reorganization of the Income Equity Portfolio and the Bond Portfolio, respectively, of the IRA Collective Investment. HighMark Diversified Money Market Fund commenced operations on February 1, 1991, and HighMark California Tax-Free Money Market Fund commenced operations on June 10, 1991. HighMark U.S. Government Money Market Fund and HighMark 100% U.S. Treasury Money Market Fund commenced operations on August 10, 1987.

         For ease of reference, this Statement of Additional Information sometimes refers to the Funds as the "Equity Funds," the "Fixed Income Funds" and the "Money Market Funds."

         The EQUITY FUNDS include:

                  Balanced Fund
                  Core Equity Fund
                  Large Cap Growth Fund
                  Large Cap Value Fund
                  Small Cap Growth Fund
                  Small Cap Value Fund
                  Value Momentum Fund

         The FIXED INCOME FUNDS include:

                  Bond Fund
                  California Intermediate Tax-Free Bond Fund
                  National Intermediate Tax-Free Bond Fund

         The MONEY MARKET FUNDS include:

                  100% U.S. Treasury Money Market Fund
                  California Tax-Free Money Market Fund
                  Diversified Money Market Fund
                  U.S. Government Money Market Fund

         The Income Equity Portfolio and the Bond Portfolio of the IRA Collective Investment (which were reorganized into certain Funds of HighMark Funds as described above) are sometimes referred to as the "IRA Fund Portfolios."

         As described in the Prospectuses, selected Funds of HighMark Funds have been divided into five classes of Shares (designated Class A, Class B, Class C and Class S Shares (collectively "Retail Shares"), and Fiduciary Shares) for purposes of HighMark Funds' Distribution Plans and Shareholder Services Plans, which Distribution Plans apply only to such Funds' Retail Shares. Retail Shares and Fiduciary Shares are sometimes referred to collectively as "Shares".

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies of each Fund of HighMark Funds as set forth in the respective Prospectus for that Fund.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         1. Equity Securities. Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

         2. Debt Securities. The Funds may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, the Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

         Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

         From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

         3. Convertible Securities. Consistent with its objective policies and restrictions, each Equity Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.

         Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

         Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

         The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

         4. Asset-Backed Securities (non-mortgage). Consistent with their investment objectives, policies and restrictions, certain Funds may invest in asset-backed securities. Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

         The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

         5. Bank Instruments. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund) may invest in bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

         Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

         Although the Diversified Money Market Fund maintains a diversified portfolio, there are no limitations on its ability to invest in domestic certificates of deposit, banker's acceptances and other bank instruments. Extensive investments in such instruments may result from the Fund's concentration of securities in the financial services industry. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the Securities and Exchange Commission staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

         6. Commercial Paper and Variable Amount Master Demand Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         7. Lending of Portfolio Securities. In order to generate additional income, each Fund (other than the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by HighMark Capital Management, Inc. (the "Adviser"), and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. A Fund (other than the California Tax-Free Money Market Fund and the 100% U.S. Treasury Money Market Fund) may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

         8. Repurchase Agreements. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Adviser, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

         If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         9. Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         10. U.S. Government Obligations. With the exception of the 100% U.S. Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

         For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see
"Mortgage-Related Securities" below.

         11. Mortgage-Related Securities. As indicated in the Prospectuses, the Diversified Money Market Fund, the U.S. Government Money Market Fund and the California Tax-Free Money Market Fund may each invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). The Fixed Income Funds and the Balanced Fund may also, consistent with each such Fund's investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, those issued by nongovernmental entities. In addition, the Fixed Income Funds and the Balanced Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

         Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

         Adjustable rate mortgage securities ("ARMS") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

         There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. Treasury. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         CMOs in which the Fixed Income Funds and the Balanced Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

         Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

         REMICs in which the Fixed Income Funds and the Balanced Fund may invest are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         12. Adjustable Rate Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's non-fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

         Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

         13. Municipal Securities. The California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund invest at least 80% of their net assets in municipal securities of varying maturities, which are rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality. The California Tax-Free Money Market Fund invests only in Municipal Securities with remaining effective maturities of 397 days or less, and which, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO or are determined by the Adviser to be of comparable quality.

     Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. In addition, private activity bonds that are issued by or on behalf of public agencies to finance privately operated facilities are included in the definition of Municipal Securities so long as they meet certain qualifications outlined in the Internal Revenue Code. In general, in order to qualify as a Municipal Security, a private activity bond must fall into one of the following categories: (i) exempt facility bonds (i.e., bonds issued to finance certain qualifying facilities, including airports, docks, water and sewage facilities, affordable rental housing, certain hazardous waste facilities, and certain transportation facilities); (ii) qualified mortgage bonds (i.e., bonds issued to finance single family projects, including housing for veterans); (iii) qualified small issue bonds (issuers are limited to $10,000,000 aggregate issuance); (iv) qualified student loan bonds; (v) qualified redevelopment bonds (i.e., bonds issued to finance projects within redevelopment areas); and (vi) qualified 501(c)(3) bonds (i.e., bonds issued for the benefit of qualified nonprofit corporations). In addition, the federal government imposes a volume cap each year that limits the aggregate amount of qualified private activity bonds other than qualified 501(c)(3) bonds that each state may issue.

     As described in the Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer or other entity whose financial resources are supporting the Municipal Securities, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

     In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Certain Municipal Securities are secured by revenues from municipal leases or installment purchase agreements (referred to as "certificates of participation" or "COPs"). COPs typically provide that the public obligor has no obligation to make lease or installment payments in future years unless the public obligor has use and possession of the leased property. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated in one of the four highest rating categories used by Moody's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if not rated, determined to be of comparably high quality by the Adviser.

     Municipal Securities also include community facilities district (so-called "Mello-Roos") and assessment district bonds, which are usually unrated instruments issued by or on behalf of specially-formed districts to finance the building of roads, sewers, water facilities, schools and other public works and projects that are primarily secured by special taxes or benefit assessments levied on property located in the district. Some of these bonds cannot be rated because (i) the tax or assessment is often the obligation of a single developer in a to-be-built residential or commercial project, (ii) there are a limited number of taxpayers or assessees, (iii) or the issues are deemed too small to bear the additional expense of a rating. The purchase of these bonds is based upon the Adviser's determination that it is suitable for the Fund.

     Municipal Securities may also include, but are not limited to, short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the public obligor's receipt of taxes, fees, charges, revenues or subventions, the proceeds of future bond issues, or other revenues.

     An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of property due to natural disasters or acts of war.

     In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power, if any, of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property. Some jurisdictions may limit the remedies of a creditor secured by a deed of trust, including California, as discussed below.

     Certain Municipal Securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions, embellished by decisional law, that limit the remedies of a creditor secured by a deed of trust. Some of the provisions generally bar a creditor from obtaining a deficiency judgment for such secured obligations based either on the method of foreclosure or the type of debt secured. Other antideficiency provisions limit a creditor's deficiency based on the value of the real property security at the time of the foreclosure sale. Another statutory provision, commonly known as the "one-action" rule, has two aspects, an "affirmative defense" aspect and a "sanction" aspect. The "affirmative defense" aspect limits creditors secured by real property to a single action to enforce the obligation (e.g., a collection lawsuit or setoff) and under the related "security-first principle," requires the creditor to foreclose on the security before obtaining a judgment or other enforcement of the secured obligation. Under the "sanction" aspect, if the creditor secured by a lien on real property violates the one-action rule, the creditor loses its lien and, in some instances, the right to recover on the debt. Under the statutory provisions governing judicial foreclosures, the debtor has the right to redeem the title to the property for up to one year following the foreclosure sale.

     Upon the default under a deed of trust with respect to California real property, a creditor's nonjudicial foreclosure rights under the power of sale contained in the deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a deed of trust is generally 121 days after the initial default. Such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of deeds of trust securing an issuer's obligations. Following a creditor's non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to recoveries for bad faith waste, certain kinds of fraud and pursuant to environmental indemnities. This limitation also does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.

     Certain Municipal Securities in the Funds may be obligations that finance affordable residential housing development. Continuing compliance by the owner of the project with certain tenant income and rental restrictions is generally necessary to ensure that the Municipal Securities remain tax-exempt.

     Certain Municipal Securities in the Funds may be obligations that finance the acquisition of mortgages for low and moderate income single family homebuyers. These obligations may be payable solely from revenues derived from home loans secured by deeds of trust and may be subject to state limitations applicable to obligations secured by real property. For example, under California anti-deficiency legislation, there is usually no personal recourse against a borrower of a dwelling of no more than four units, at least one of which is occupied by such a borrower, where the dwelling has been purchased with the loan that is secured by the deed of trust, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a deed of trust, and the value of the property subject to that deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the borrower carried no insurance, upon default, the issuer holding that loan nevertheless would generally be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

     The Funds, in accordance with their investment objective, may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Adviser believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

     The Funds may invest in municipal obligations that are payable solely from the revenues of hospitals and other health care institutions, although the obligations may be secured by the real or personal property of such institutions. Certain provisions under federal and state law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

     Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds can not predict what legislation relating to Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities generally, as well as the availability of Municipal Securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. See "Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund" below.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from gross income for federal income tax purposes or from California personal income taxes are rendered at the time of issuance by legal counsel selected by the public issuer and purportedly experienced in matters relating to the validity of and tax exemption of interest payable with respect to Municipal Securities issued by states and their political sub-divisions. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

     14. Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.

     Because each of these California Funds expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

     California experienced an unusually severe recession in the early and mid-1990s. Although California's economy had made a strong recovery during the late 1990s, the State's economy has again been under recessionary pressure since 2000. The current recession has been concentrated in the State's high technology sector and geographically has had the greatest impact in northern California. Employment grew in the first half of calendar year 2002, but the recovery then stalled and since then the economy has been sluggish. Even with a nationwide recovery, there is a substantial risk that California will not experience strong economic growth until there is a significant turnaround in the high technology sector.

     As of the date of this Statement of Additional Information, there continue to be potential obstacles to national economic recovery. Such obstacles include a volatile stock market, widespread concern about corporate integrity, the campaign against terrorism and unrest in the Middle East. It is impossible to predict the impact of such factors on the California economy.

     During 2001, California also experienced a severe energy crisis. The energy crisis and its resolution put additional pressure on the State's financial and cash flow problems.

     The financial difficulties experienced by the State of California and municipal issuers during the recession of the first half of the 1990s resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. During the period in which California's economy subsequently made a strong steady recovery, California's credit ratings climbed from the lows experienced during the recession. However, since 2001, the State's financial situation has resulted in downgrades of its general obligation credit rating from "AA" levels in 2001 to low "A" and "BBB" levels at present.

     The recent recession in California, like the recession of a decade ago, resulted in a period of budget imbalance and huge year-end deficits. The State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market-related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market-related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $5.0 billion in 2002-03, a 72% decline. At the same time, the State's health, welfare and education costs have been increasing. The State's economy continued to grow slowly in fiscal year 2002-03. Largely as a result of lower revenue collections, a funding gap of approximately $38.2 billion before corrective action was projected for the combined fiscal years 2002-03 and 2003-04. In addressing the current budget gap, the Budget Act for fiscal year 2003-04 adopted by the State legislature relied heavily on several one-time measures such as issuing fiscal recovery bonds to be repaid from a temporary increase in the State sales tax, expenditures cuts, fund transfers and loans, transfer or realignment of certain health and social services programs from the State to counties, and pursuit of legislative action to enact structural reforms to eliminate an estimated $7.9 billion structural deficit for the 2004-05 fiscal year. The structural deficit reflects in part the use of one-time revenue enhancements, cost reductions and fund transfers in fiscal years 2002-03 and 2003-04 that will be unavailable in fiscal year 2004-05, as well as customary expenditure growth due, among other things, to increases in educational program enrollment, health care caseload and population growth. The issuance of fiscal recovery bonds and certain other bonds is currently the subject of litigation. The State's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives. In a special election held in October 2003, then-Governor Gray Davis was recalled and replaced as Governor by Arnold Schwarzenegger. The new governor has taken executive action to repeal certain revenue-generating measures approved by the Legislature and his predecessor and has stated his intent to propose an increase in the amount of fiscal recovery bonds to be issued to address the current budget deficit.

     During the recent recession, like the recession of a decade ago, California depleted its available cash resources and became increasingly dependent on external borrowings to meet its cash needs. The State's debt was restructured in 2002 with a view toward achieving a level annual debt service. Among other things, the debt was restructured to defer principal payments until later years. For example, in 2002 the State's general obligation bonds have typically been issued with maturities ranging from 2005 to 2032 (callable after 2012).

     For many years California had relied almost entirely on revenue anticipation notes (which must be issued and repaid in the same fiscal year) to fund its operating budget during the fiscal year. During the recession of a decade ago, the State expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). At that time the State was severely criticized by the major credit rating agencies for its delays in passing its fiscal budgets and for its reliance upon such external borrowings. The State did not issue revenue anticipation warrants during the last half of the 1990s. However, in 2002 California experienced a record delay in passing the fiscal 2003 budget and a severe cash flow strain caused the State to again issue revenue anticipation warrants. The State's delay in reaching consensus in passing the fiscal 2003 budget and its reliance on revenue anticipation warrants were again viewed as a "black mark" on the State's credit. It is not presently possible to determine the extent to which California will issue additional revenue anticipation warrants, short or long-term interest bearing notes or other instruments in future fiscal years.

         The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

         Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property, and restricts the ability of taxing entities to increase real property and other taxes.

         Article XIII B of the California Constitution, originally adopted in 1979, limits significantly spending by state government and by "local governments". Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the "proceeds of taxes" of the State or a local government exceed its "appropriations limit," the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not "be construed to impair the ability of the state or of any local government to meet its obligations with respect to existing or future bonded indebtedness," concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California state and local governments to utilize bond financing.

         Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State's Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending has often been cited as one of the causes of the State's budget problems.

         The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).

         There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at that time; the major rating agencies considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. However, the Orange County bankruptcy and such default had a serious effect upon the market for California municipal obligations. In early 2001, the California energy crisis and the bankruptcy filing by one of the State's three investor-owned utilities also caused disruption and uncertainty in the California bond market.

         Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State.

         In addition, it is impossible to predict the time, magnitude, or location of a natural or other catastrophe, such as a major earthquake, fire or flood, or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another natural disaster such as an earthquake could create a major dislocation of the California economy.

         The Funds' concentration in California Municipal Securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.

         15. Puts. The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may acquire "puts" with respect to the Municipal Securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the Fund's portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund's assets pursuant to Rule 2a-7 under the 1940 Act.

         The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         16. Shares of Mutual Funds. Each Fund may invest in the securities of other investment companies to the extent permitted by the 1940 Act. Currently, the 1940 Act permits a Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission, such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Adviser or Sub-Adviser to a Fund of HighMark Funds, or an affiliate of such Adviser or Sub-Adviser, serves as investment adviser, administrator or distributor or provides other services. Because other investment companies employ an investment adviser, such investment by a Fund may cause Shareholders to bear duplicative fees. The Adviser will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.

         Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under "Municipal Securities" above.

         17. When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in a Fund's net asset value.

         When a Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

         The Funds expect that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeded this 25% threshold, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund's investment objective.

         18. Zero-Coupon Securities. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Fixed Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

         19. Options (Puts and Calls) on Securities. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

         There are risks associated with such investments including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

         20. Covered Call Writing. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         21. Purchasing Call Options. The Equity Funds, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Adviser deems appropriate.

         22. Purchasing Put Options. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         23. Options in Stock Indices. The Equity Funds may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

         24. Risk Factors in Options Transactions. The successful use of options strategies depends on the ability of the Adviser or, where applicable, the Sub-Adviser to forecast interest rate and market movements correctly.

         When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser or, where applicable, its Sub-Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser or, where applicable, its Sub-Adviser believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

         25. Futures Contracts on Securities and Related Options. The Equity Funds and Fixed Income Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund.

         26. Futures Contracts on Securities. The Equity Funds and Fixed Income Funds will enter into futures contracts on securities only when, in compliance with the requirements of the Securities and Exchange Commission (SEC), cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian.

         A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission
(CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. A Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

         27. Options on Securities' Futures Contracts. The Equity Funds and Fixed Income Funds will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

         Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund's total assets.

         28. Risk of Transactions in Securities' Futures Contracts and Related Options. Successful use of securities' futures contracts by a Fund is subject to the ability of the Adviser or, where applicable, the Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         29. Index Futures Contracts. The Equity Funds may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

         An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

         A Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

         The extent to which a Fund may enter into transactions involving index futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Funds' intention to qualify as such.

         30. Options on Index Futures Contracts. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.

         31. Foreign Investment. Certain of the Funds may invest in U.S. dollar denominated obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee

Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Funds may invest in American Depositary Receipts. The Equity Funds and Fixed Income Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         32. Foreign Currency Transactions. To the extent consistent with their investment objectives and strategies, the Equity Funds and the Bond Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Equity Funds and the Bond Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Equity Funds and the Bond Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Equity Funds and the Bond Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and a Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

         33. Transaction Hedging. When it engages in transaction hedging, an Equity Fund or the Bond Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. An Equity Fund or the Bond Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, an Equity Fund or the Bond Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         For transaction hedging purposes the Equity Funds and the Bond Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

         34. Position Hedging. When it engages in position hedging, an Equity Fund or the Bond Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser or Sub-Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, an Equity Fund or the Bond Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for an Equity Fund or the Bond Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         At the discretion of the Adviser or Sub-Adviser, the Equity Funds and the Bond Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

         35. Currency Forward and Futures Contracts. To the extent consistent with their investment objectives and policies, the Equity Funds and the Bond Fund may invest in currency forward and futures contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         A futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. A Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

         Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Equity Funds and the Bond Fund intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin, as described below.

         The Equity Funds and the Bond Fund may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds' securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's long-term investment strategies. However, the Adviser and Sub-Adviser believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of a Fund will be served.

         When the Adviser and Sub-Adviser believe that the currency of a particular country may suffer a significant decline against another currency, an Equity Fund or the Bond Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

         36. General Characteristics of Currency Futures Contracts. When an Equity Fund or the Bond Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

         Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when an Equity Fund or the Bond Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

         When an Equity Fund or the Bond Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         37. Index-Based Investments. Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

         A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

         Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

         38. Small Cap/Special Equity Situation Securities. Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Funds' investments are significant.

         39. High Yield Securities. To the extent consistent with their investment objectives and policies, the Equity Funds and the Fixed Income Funds may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

         Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its Shareholders.

         40. Money Market Instruments. Each Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the

U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) money market funds and
(viii) foreign commercial paper. Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

         41. Treasury Receipts. Consistent with its investment objective, policies and restrictions, each Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

         42. High Quality Investments with Regard to the Money Market Funds. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Adviser to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.

         With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to "Eligible Securities." Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer's long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

         Certain of the obligations in which the Funds may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

         In the case of the Diversified Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees). In the case of the California Tax-Free Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

         Specific obligations that the Diversified Money Market Fund may invest in include:

         (i) obligations issued by the U.S. Government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

         (ii) obligations such as bankers' acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

         (iii) short-term promissory notes issued by corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

         (iv) U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

         (v) readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from an identifiable pool of assets, typically receivables related to a particular industry. The Fund intends to invest no more than 25% of its assets (measured at time of purchase) in each of the following categories of asset-backed securities: (1) asset-backed securities backed primarily by credit card receivables, (2) asset-backed securities backed primarily by auto loan or auto lease related receivables, (3) asset-backed securities backed primarily by trade receivables, (4) asset-backed securities backed primarily by U.S. Government securities or U.S. Government guaranteed loans and (5) asset-backed securities not backed primarily by any one of the types of collateral listed in the foregoing clauses (1)-(4). For purposes of its fundamental investment restriction limiting its investments in the securities of one or more issuers conducting their principal business activities in the same industry, the Fund considers issuers of asset-backed securities backed primarily by receivables relating to any one industry (an "operating industry") to be in a separate industry from that operating industry. For example, issuers of asset-backed securities backed primarily by auto loan or auto lease related receivables are considered to be in a separate industry from the automobile industry itself;

         (vi)     Treasury receipts, including TRs, TIGRs and CATs; and

         (vii)    repurchase agreements involving such obligations.

         The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three-day "safe harbor" provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, the Diversified Money Market Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by HighMark Funds' Board of Trustees, in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), when in the best interests of the Shareholders, the Adviser may be required to promptly take appropriate action with respect to an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         Appendix A to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         43. Illiquid Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

         44. Restricted Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act (whether or not such paper is a Rule 144A security).

                             INVESTMENT RESTRICTIONS

         Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

100% U.S. TREASURY MONEY MARKET FUND

         The 100% U.S. Treasury Money Market Fund may not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.

CALIFORNIA TAX-FREE MONEY MARKET FUND

         Under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income for federal income tax purposes and California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

U.S. GOVERNMENT MONEY MARKET FUND

         The U.S. Government Money Market Fund may not purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements.

EACH OF THE LARGE CAP GROWTH FUND, THE LARGE CAP VALUE FUND, THE BALANCED FUND, THE BOND FUND, THE DIVERSIFIED MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND, AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY NOT:

                  1. Purchase securities on margin (except that, with respect to the Large Cap Growth Fund, the Large Cap Value Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of such Fund;

                  2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Large Cap Growth Fund, the Large Cap Value Fund, the Balanced Fund, and the Bond Fund, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Large Cap Growth Fund, the Large Cap Value Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Large Cap Growth Fund, the Large Cap Value Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund's investment objective and policies);

                  3. Invest in any issuer for purposes of exercising control or management;

                  4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; or

                  5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets.

THE DIVERSIFIED MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY NOT:

                  1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

                  2. Write or purchase put or call options;

                  3. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Funds have adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

                  4. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry); or

                  5. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its individual investment objective and policies.

         The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation (3) above shall apply to 100% of each Fund's assets. Notwithstanding this policy, each such Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

EACH OF THE EQUITY AND FIXED INCOME FUNDS, OTHER THAN THE SMALL CAP GROWTH FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND, MAY NOT:

                  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations).

                  2. Purchase any securities that would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); or

                  3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND MAY NOT:

                  1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in securities of such issuer provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law;

                  2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies; or

                  3. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend securities.

THE CALIFORNIA TAX-FREE MONEY MARKET FUND MAY NOT:

                  1. Purchase or sell real estate; provided, however, that the Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein;

                  2. Purchase securities on margin, make short sales of securities or maintain a short position;

                  3. Underwrite the securities of other issuers;

                  4. Purchase securities of companies for the purpose of exercising control or management;

                  5. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration leases or development programs; provided, however, the Fund may, to the extent appropriate to the Fund's investment objective, purchase publicly traded obligations of companies engaging in whole or in part in such activities;

                  6. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid;

                  7. Write or sell puts, calls, straddles, spreads, or combinations thereof, except that the Fund may acquire puts with respect to Municipal Securities in its portfolio and sell the puts in conjunction with a sale of the underlying Municipal Securities;

                  8. Acquire a put, if, immediately after the acquisition, more than 5% of the total amortized cost value of the Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to the 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). In applying the above-described limitation, the Fund will aggregate securities subject to puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution. In addition, for the purpose of this investment restriction and investment restriction No. 10 below, a put will be considered to be from the party to whom the Fund will look for payment of the exercise price;

                  9. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after the acquisition, the amortized cost value of the security or securities underlying the put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Fund's assets;

                  10. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). For purposes of this investment restriction, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security or, with respect to be private activity bond that is backed only by the assets and revenues of non-governmental user, by the non-governmental user;

                  11. Purchase any securities that would cause 25% or more of such Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to securities of the U.S. Government, its agencies or instrumentalities or Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities; or

                  12. Make loans; except that the Fund may purchase or hold debt instruments, lend portfolio securities and enter into repurchase agreements as permitted by its investment objective and policies.

EACH OF THE BALANCED FUND, THE LARGE CAP VALUE FUND, THE LARGE CAP GROWTH FUND, THE SMALL CAP GROWTH FUND, THE BOND FUND, THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND, THE 100% U.S. TREASURY MONEY MARKET FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE DIVERSIFIED MONEY MARKET FUND AND THE U.S. GOVERNMENT MONEY MARKET FUND MAY NOT:

                  1. Purchase securities of other investment companies, except as permitted by the 1940 Act.

EACH OF THE VALUE MOMENTUM FUND, THE CORE EQUITY FUND, THE SMALL CAP GROWTH FUND, THE SMALL CAP VALUE FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND, AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND:

                  1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  2. Will not concentrate investments in a particular industry or group of industries, or within any one state (except that the limitation as to investments in any one state or its political subdivision shall not apply to the California Intermediate Tax-Free Bond Fund), as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         The fundamental limitations of the Value Momentum Fund, the Core Equity Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund's non-fundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

         1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

         The 1940 Act also limits the amount that the Funds may invest in other investment companies prohibiting each Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments.

         Additionally, the 1940 Act limits the Funds' ability to borrow money, prohibiting the Funds from issuing senior securities, except a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

THE FOLLOWING INVESTMENT LIMITATIONS OF THE VALUE MOMENTUM FUND, THE CORE EQUITY FUND, THE SMALL CAP GROWTH FUND, THE SMALL CAP VALUE FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND ARE NON-FUNDAMENTAL POLICIES. EACH FUND MAY NOT:

                  1. Invest in companies for the purpose of exercising control.

                  2. Borrow money, except for temporary or emergency purposes and then only if the sole purpose is to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and such borrowing is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

                  3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (2) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

                  4. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

                  5. Make short sales of securities, maintain a short position or purchase securities on margin, except that HighMark Funds may obtain short-term credits as necessary for the clearance of security transactions.

                  6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

                  7. Purchase or retain securities of an issuer if, to the knowledge of HighMark Funds, an officer, trustee, partner or director of HighMark Funds or the Adviser or Sub-Advisers of HighMark Funds owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

                  8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

THE FOLLOWING NON-FUNDAMENTAL INVESTMENT POLICIES WILL NOT BE CHANGED WITHOUT 60 DAYS' ADVANCE NOTICE TO SHAREHOLDERS:

                  1. Under normal circumstances, the HighMark Core Equity Fund will invest at least 80% of its assets in equity securities.

                  2. Under normal circumstances, the HighMark Large Cap Growth Fund will invest at least 80% of its assets in large capitalization companies.

                  3. Under normal circumstances, the HighMark Large Cap Value Fund will invest at least 80% of its assets in large capitalization companies.

                  4. Under normal circumstances, the HighMark Small Cap Value Fund will invest at least 80% of its assets in small capitalization companies.

                  5. Under normal circumstances, the HighMark Small Cap Growth Fund will invest at least 80% of its assets in small capitalization companies.

                  6. Under normal circumstances, the HighMark Bond Fund will invest at least 80% of its assets in bonds.

         Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in one of the non-fundamental policies identified above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement, if delivered separately from other communications to shareholders, will also appear on the envelope in which such notice is delivered.

         VOTING INFORMATION. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or a particular Fund or a particular Class of Shares of HighMark Funds or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such Class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such Class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such Class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

         A Fund's turnover rate is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent for each of the last two fiscal years, and is expected to remain zero percent.

         For HighMark Funds' fiscal years ended July 31, 2003 and July 31, 2002, each Fund's portfolio turnover rate was as follows:

         Fund                                   2003                        2002
         ----                                   ----                        ----
Balanced Fund                                     55%                         12%
Core Equity Fund                                  71%                         11%
Large Cap Growth Fund                             57%                        105%
Large Cap Value Fund                             337%                        226%
Small Cap Growth Fund                             25%                        N/A
Small Cap Value Fund                              24%                         99%
Value Momentum Fund                                6%                         12%
Bond Fund                                         58%                         18%
California Intermediate Tax-Free Bond Fund         3%                          2%
National Intermediate Tax-Free Bond Fund           4%                        N/A

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.

                                    VALUATION

         As disclosed in the Prospectuses, each Money Market Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 11:00 a.m. Pacific Time (2:00 p.m. Eastern
Time) on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). As disclosed in the Prospectuses, each Equity Fund's and Fixed Income Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific

Time), on days on which the New York Stock Exchange is open for business (also "Business Days").

         VALUATION OF THE MONEY MARKET FUNDS

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates.

         HighMark Funds' Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share based on available market quotations.

         VALUATION OF THE EQUITY FUNDS AND THE FIXED INCOME FUNDS

         Except as noted below, investments by the Equity Funds and the Fixed Income Funds in securities traded on a national exchange (or exchanges) are valued based upon their last sale price on the principal exchange on which such securities are traded. With regard to each such Fund, securities the principal market for which is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of HighMark Funds' Board of Trustees. With the exception of short-term securities as described below, the value of each Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Purchases and redemptions of shares of the Money Market Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire systems are open for business. Purchases and redemptions of shares of the Equity Funds and Fixed Income Funds may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places.

         Although HighMark Funds' policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

         HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Funds for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its Shareholders to accept such order.

         If a Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.

         Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

         PURCHASES THROUGH FINANCIAL INSTITUTIONS

         Shares of the Funds may be purchased through financial institutions, including the Adviser, that provide distribution assistance or Shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

         Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

         Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank of California and its affiliates), may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

         The Funds of the HighMark Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

         REDEMPTION BY CHECKWRITING

         Checkwriting is available to Shareholders of the Money Market Funds who have purchased Retail Shares directly from the Funds without the help of an investment professional. HighMark Funds will provide Shareholders of record, upon request and without charge, with checks drawn on the Fund in which they have an account. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

         Checks drawn on the Money Market Funds may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as is the case with bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-800-433-6884, and mail the completed form and signature card to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. As of the date of this Statement of Additional Information, the overdraft fee was $20. Shareholders are permitted to write a maximum of five checks per month. A charge of $25 will be assessed to the account of a Shareholder who writes more than the permitted maximum amount of checks per month. Shareholders may not use a check to close their account.

         SALES CHARGES

         FRONT-END SALES CHARGES. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

                                  EQUITY FUNDS

                                 CLASS A SHARES

                                                                               Sales Charge as
                                                    Sales Charge                 Appropriate              Commission as
                                                   as Percentage               Percentage of Net          Percentage of
Amount of Purchase                                of Offering Price            Amount Invested            Offering Price
                                                  -----------------            ---------------            --------------
0 - $49,999                                             5.50%                       5.82%                      4.95%
$50,000 --  $99,999                                     4.50%                       4.71%                      4.05%
$100,000 -- $249,999                                    3.75%                       3.90%                      3.38%
$250,000 -- $499,999                                    2.50%                       2.56%                      2.25%
$500,000 -- $999,999                                    2.00%                       2.04%                      1.80%
$1,000,000 and Over*                                    0.00%                       0.00%                      0.00%

-----------
* A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                                    BOND FUND

                                 CLASS A SHARES

                                                                                Sales Charge as
                                                    Sales Charge                  Appropriate             Commission as
                                                   as Percentage               Percentage of Net          Percentage of
Amount of Purchase                                of Offering Price             Amount Invested           Offering Price
                                                  -----------------            ---------------            --------------
0 - $99,999                                             3.25%                       3.36%                      2.93%
$100,000 --  $249,999                                   2.75%                       2.83%                      2.48%
$250,000 -- $499,999                                    2.25%                       2.30%                      2.03%
$500,000 -- $999,999                                    1.75%                       1.78%                      1.58%
$1,000,000 and Over*                                    0.00%                       0.00%                      0.00%


-----------
* A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

                   CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
                  AND NATIONAL INTERMEDIATE TAX-FREE BOND FUND

                                 CLASS A SHARES

                                                                                Sales Charge as
                                                    Sales Charge                  Appropriate             Commission as
                                                   as Percentage               Percentage of Net          Percentage of
Amount of Purchase                                of Offering Price             Amount Invested           Offering Price
------------------                                -----------------            ---------------            --------------
$0-$99,999                                              2.25%                        2.30%                     2.03%
$100,000-$249,999                                       1.75%                        1.78%                     1.58%
$250,000-$499,999                                       1.25%                        1.27%                     1.13%
$500,000-$999,999                                       1.00%                        1.01%                     0.90%
$1,000,000 and Over*                                    0.00%                        0.00%                     0.00%

-----------
* A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

                                  EQUITY FUNDS

                                 CLASS C SHARES

                                         Sales Charge as
  Sales Charge                             Appropriate                           Commission as
  as Percentage                         Percentage of Net                        Percentage of
of Offering Price                        Amount Invested                        Offering Price
-----------------                        ---------------                        --------------
      1.00%                                   1.01%                                  1.00%


         CONTINGENT DEFERRED SALES CHARGES ("CDSC"). In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or other distributions and third of Class B shares held longest during the six year period. This method should result in the lowest possible sales charge.

         SALES CHARGE REDUCTIONS AND WAIVERS

         In calculating the sales charge rates applicable to current purchases of a Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of a Fund and other funds of HighMark Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

         The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

         LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Class A Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the Shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

         RIGHTS OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A Shares of the Funds sold subject to a comparable sales charge.

         To exercise your right of accumulation based upon Shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

         REDUCTIONS FOR QUALIFIED GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

         All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

         REDUCTIONS FOR AUTOMATIC INVESTMENT PLAN ("AIP") PARTICIPANTS. Any shareholders that have established an AIP on or before November 30, 1999 may be eligible for a reduced sales charge through automatic deductions from their checking or savings account as described in the tables below:

                                  EQUITY FUNDS

                                                                    Sales Charge as
                                        Sales Charge                  Appropriate                  Commission as
                                       as Percentage           Percentage of Net Amount            Percentage of
      Amount of Purchase             of Offering Price                  Invested                   Offering Price
      ------------------             -----------------                  --------                   --------------
$0-$49,999                                 4.50%                         4.71%                         4.05%
$50,000-$99,999                            4.00%                         4.17%                         3.60%
$100,000-$249,999                          3.50%                         3.63%                         3.15%
$250,000-$499,999                          2.50%                         2.56%                         2.25%
$500,000-$999,999                          1.50%                         1.52%                         1.35%
$1,000,000 and Over*                       0.00%                         0.00%                         0.00%

          * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                               FIXED INCOME FUNDS

                                                                    Sales Charge as
                                        Sales Charge                  Appropriate                  Commission as
                                       as Percentage           Percentage of Net Amount            Percentage of
      Amount of Purchase             of Offering Price                  Invested                   Offering Price
      ------------------             -----------------                  --------                   --------------
$0-$24,999                                 3.00%                         3.09%                         2.70%
$25,000-$49,999                            2.50%                         2.56%                         2.25%
$50,000-$99,999                            2.00%                         2.04%                         1.80%
$100,000-$249,999                          1.50%                         1.52%                         1.35%
$250,000-$999,999                          1.00%                         1.01%                         0.90%
$1,000,000 and Over*                       0.00%                         0.00%                         0.00%

         * A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

         CDSC WAIVERS. The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A Shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

         The contingent deferred sales charge is waived on redemption of Class C shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

         ADDITIONAL FEDERAL TAX INFORMATION

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its dividend income, interest income (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

         If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 or later if the Fund is permitted so to elect and so elects (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         DISTRIBUTIONS. Each Fund will distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gains, regardless of how long a Shareholder has held Fund shares. Distributions of taxable income or capital gains are taxable to Fund Shareholders whether received in cash or in Fund shares through automatic reinvestment.

         Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

         For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

         In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         SELLING SHARES. Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. If Fund Shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) for taxable years beginning on or before December 31, 2008, 15% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). For taxable years beginning after December 31, 2008, long-term capital gains will generally be taxed at a maximum capital gain tax rate of 20% to non-corporate shareholders (or 10%, in the case of such shareholders in the 10% or 15% tax bracket). Long-term capital gains from capital assets (including Fund Shares) held by a non-corporate Shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001).

         Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund Shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund Shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

         FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's

Shareholders in connection with the Fund's dividends received by them. In this case, Shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such Shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         HEDGING. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         DISCOUNT SECURITIES. A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         BACKUP WITHHOLDING. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these new regulations.

         RECENT TAX SHELTER REPORTING REGULATIONS. Under recently enacted Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

         SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

         ADDITIONAL INFORMATION. The Bush Administration has announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are unclear, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these changes would affect the foregoing discussion.

                  The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund under "Federal Taxation" is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

         ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND

         FEDERAL TAXATION. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund are designed to provide individual Shareholders with current tax-exempt interest income. None of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are these Funds designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R.10 plans, and individual retirement accounts because such institutions, plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt, and such dividends would ultimately be taxable to the plan and account beneficiaries when distributed to them.

         A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

         If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

         If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of each of the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund is to pay each year as dividends substantially all of such Fund's Municipal Securities interest income net of certain deductions.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         A Fund which is qualified to pay exempt-interest dividends will inform investors following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

         Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see "California Taxation" below.

         As indicated in their Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the relevant Fund.

         CALIFORNIA TAXATION. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund's taxable year at least 50% of the value of that Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation ("California Exempt-Interest Securities"), Shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from that Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the interest received by the Fund during the taxable year on California Exempt-Interest Securities (less direct and allocated expenses, which includes amortization of acquisition premium) and so designated by written notice to Shareholders within 60 days after the close of that taxable year.

         Distributions, other than of "California exempt-interest dividends," by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents, other than certain dealers, will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund unless those Shares have acquired a California "business situs." (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence.) Short-term capital losses realized by shareholders from a redemption of shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a Shareholder during which the Fund distributes "California exempt-interest dividends."

         A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to Shareholders annually.

         The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund's Shareholders. Accordingly, this discussion is not intended as a substitute for careful planning. Further, "California exempt-interest dividends" are excludable from income for California personal income tax purposes only. Any dividends paid to Shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such Shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

                          MANAGEMENT OF HIGHMARK FUNDS

TRUSTEES AND OFFICERS

         Information pertaining to the trustees and officers of HighMark Funds (the "Trust") is set forth below. The members of the Board of Trustees are elected by HighMark Funds' Shareholders and have overall responsibility for the management of the Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Currently, the Trust has six Independent Board Members and no Interested Board Members.

         STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee (formerly called the Nominating Committee). The functions of the Audit Committee are: (a) to oversee the Trust's accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of the Trust's financial statements and the independent auditor therefor; and (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee are Robert M. Whitler, David A. Goldfarb and Frederick J. Long. The Audit Committee met two times during the last fiscal year. The function of the Governance Committee is to identify candidates to fill vacancies on the Board of Trustees. The members of the Governance Committee are Thomas L. Braje, Joseph C. Jaeger and Michael L. Noel. The Governance Committee met once during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by Shareholders.

                                                                                                    NUMBER OF
                                           TERM OF                                               PORTFOLIOS IN
                                           OFFICE                                                   HIGHMARK
                       POSITION(S)           AND                                                  FUNDS COMPLEX         OTHER
                        HELD WITH         LENGTH OF                                                OVERSEEN BY       DIRECTORSHIPS
 NAME, ADDRESS,            THE              TIME                PRINCIPAL OCCUPATION(S)               BOARD          HELD BY BOARD
DATE OF BIRTH(1)         COMPANY          SERVED(2)               DURING PAST 5 YEARS                MEMBER(3)          MEMBER(4)
------------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT BOARD MEMBERS

THOMAS L. BRAJE          Trustee         Since 06/87    Prior to retirement in October 1996,           14                None
                                                        Vice President and Chief Financial
DOB: 6/7/43                                             Officer of Bio Rad Laboratories, Inc.

DAVID A. GOLDFARB        Trustee         Since 06/87    Partner, Goldfarb & Simens, Certified          14                None
                                                        Public Accountants.
DOB: 8/2/42

JOSEPH C. JAEGER         Trustee,        Since 06/87    Prior to retirement in June 1998,              14                None
                         Vice                           Senior Vice President and Chief
                         Chairman                       Financial Officer, Delta Dental Plan
DOB: 8/2/35                                             of California.

MICHAEL L. NOEL          Trustee,        Since 12/98    President, Noel Consulting Company             14            Avista Corp.(5)
                         Chairman                       since 1998. Senior Advisor, Sabor                                (AVA)
                                                        Partners, LLC (consulting firm) since
DOB: 4/5/41                                             2002. From April 1997 to December
                                                        1998, Member of HighMark Funds Advisory
                                                        Board. From May 1981 to April 2002,
                                                        Director, Current Income Shares, Inc.
                                                        (closed-end investment company).

                                                                                                   NUMBER OF
                                           TERM OF                                               PORTFOLIOS IN
                                           OFFICE                                                   HIGHMARK
                       POSITION(S)           AND                                                  FUNDS COMPLEX        OTHER
                        HELD WITH         LENGTH OF                                                OVERSEEN BY      DIRECTORSHIPS
 NAME, ADDRESS,            THE              TIME                PRINCIPAL OCCUPATION(S)               BOARD         HELD BY BOARD
DATE OF BIRTH(1)         COMPANY          SERVED(2)               DURING PAST 5 YEARS                MEMBER(3)         MEMBER(4)
---------------------------------------------------------------------------------------------------------------------------------
ROBERT M. WHITLER      Trustee           Since 12/98    From April 1997 to December 1998,              14                None
                                                        Member of HighMark Funds Advisory
                                                        Board. Prior to retirement in 1996,
DOB: 9/11/38                                            Executive Vice President and Chief
                                                        Trust Officer of Union Bank of
                                                        California, N.A. From April 1997 to
                                                        April 2002, Director, Current Income
                                                        Shares, Inc. (closed-end investment
                                                        company).

  OFFICERS

JAMES VOLK             President         Since 11/03    Senior Operations Officer, SEI                 N/A               N/A
                                                        Investments, Fund Accounting and
530 East Swedesford                                     Administration since 1996. From 1993
Road                                                    until 1996, Mr. Volk served as
Wayne, PA 19807                                         Assistant Chief Accountant for the
                                                        U.S. Securities and Exchange
DOB: 3/8/62                                             Commission. Prior to 1996, he was an
                                                        Audit Manager for Coopers & Lybrand
                                                        LLP from 1985 until 1993.

PETER GOLDEN           Controller        Since 09/01    Director of Mutual Fund Services,              N/A               N/A
                       and Chief                        employee of the Administrator since
530 East               Financial                        June 2001. From March 2000 to 2001,
Swedesford Road        Officer                          Vice President of Funds Administration
Wayne, PA                                               for J.P. Morgan Chase & Co. From 1997
19087                                                   to 2000, Vice President of Pension and
                                                        Mutual Fund Accounting for Chase
DOB: 6/27/64                                            Manhattan Bank.

                                                                                                    NUMBER OF
                                          TERM OF                                                 PORTFOLIOS IN
                                          OFFICE                                                    HIGHMARK
                         POSITION(S)        AND                                                   FUNDS COMPLEX          OTHER
                         HELD WITH        LENGTH OF                                                OVERSEEN BY      DIRECTORSHIPS
 NAME, ADDRESS,             THE             TIME               PRINCIPAL OCCUPATION(S)                BOARD         HELD BY BOARD
DATE OF BIRTH(1)          COMPANY         SERVED(2)              DURING PAST 5 YEARS                 MEMBER(3)         MEMBER(4)
---------------------------------------------------------------------------------------------------------------------------------
JOHN C. MUNCH          Vice President    Since 12/01    Vice President and Assistant Secretary         N/A                N/A
                       and Secretary                    of the Administrator and Distributor
One Freedom Valley                                      since November 2001. From 1998-2001,
Drive                                                   associate at Howard Rice Nemorvoski
Oaks, PA 19456                                          Canady Falk & Rabkin. From 1996-1998,
                                                        associate at Seward & Kissel.
DOB: 5/7/71

TODD CIPPERMAN         Vice President    Since 02/97    Vice President and General Counsel of          N/A               N/A
                       and Assistant                    the Administrator and Distributor
One Freedom Valley     Secretary                        since January 2000. Vice President and
Drive                                                   Assistant Secretary of the
Oaks, PA 19456                                          Administrator and Distributor since
                                                        1995.
DOB: 2/14/66

LYDIA A. GAVALIS       Vice President    Since 06/98    Vice President and Assistant Secretary         N/A               N/A
                       and Assistant                    of the Administrator and Distributor
One Freedom Valley     Secretary                        since 1998. Prior to 1998, Assistant
Drive                                                   General Counsel and Director of
Oaks, PA 19456                                          Arbitration, Philadelphia Stock
                                                        Exchange.
DOB: 10/30/48

TIMOTHY D. BARTO       Vice President    Since 03/00    Employed by SEI Investments since              N/A               N/A
                       and Assistant                    October 1999. Vice President and
One Freedom Valley     Secretary                        Assistant Secretary of SEI Investments
Drive                                                   since December 1999. Associate at
Oaks, PA 19456                                          Dechert, Price & Rhoads (1997- 1999).

DOB: 03/28/68

                                                                                                    NUMBER OF
                                          TERM OF                                                PORTFOLIOS IN
                                          OFFICE                                                    HIGHMARK
                        POSITION(S)         AND                                                   FUNDS COMPLEX        OTHER
                         HELD WITH       LENGTH OF                                                 OVERSEEN BY      DIRECTORSHIPS
 NAME, ADDRESS,             THE            TIME                PRINCIPAL OCCUPATION(S)               BOARD          HELD BY BOARD
DATE OF BIRTH(1)          COMPANY        SERVED(2)               DURING PAST 5 YEARS                MEMBER(3)         MEMBER(4)
---------------------------------------------------------------------------------------------------------------------------------
CHRISTINE MCCULLOUGH   Vice President    Since 03/00    Vice President and Assistant Secretary         N/A               N/A
                       and Assistant                    of the Administrator and Distributor
One Freedom Valley     Secretary                        since November 1999. Associate at
Drive                                                   White and Williams LLP (1991- 1999).
Oaks, PA 19456

DOB: 12/5/60

WILLIAM E. ZITELLI,    Vice President    Since 09/00    Vice President and Assistant Secretary         N/A               N/A
JR                     and Assistant                    of the Administrator and Distributor
                       Secretary                        since September 2000. From 1998 to
One Freedom Valley                                      2000, Vice President, Merrill Lynch &
Drive                                                   Co. Asset Management Group. From 1997
Oaks, PA 19456                                          to 1998, Associate, Pepper
                                                        Hamilton LLP.
DOB: 6/14/68

SHERRY KAJDAN          Vice President    Since 03/01    Vice President and Assistant Secretary         N/A               N/A
VETTERLEIN             and Assistant                    of the Administrator and Distributor
                       Secretary                        since January 2001.
One Freedom Valley                                      Shareholder/Partner, Buchanan
Drive                                                   Ingersoll Professional Corporation
Oaks, PA 19456                                          from 1992 to 2000.

DOB: 6/22/62

JOHN MUNERA            Vice President    Since 09/02    Middle Office Compliance Officer of            N/A               N/A
                       and Assistant                    the Administrator and Distributor
One Freedom Valley     Secretary                        since 2000. Supervising examiner at
Drive                                                   Federal Reserve Bank of Philadelphia
Oaks, PA 19456                                          from 1998 to 2000.

DOB: 1/14/63

                                                                                                   NUMBER OF
                                          TERM OF                                                PORTFOLIOS IN
                                          OFFICE                                                   HIGHMARK
                         POSITION(S)        AND                                                  FUNDS COMPLEX          OTHER
                          HELD WITH       LENGTH OF                                                OVERSEEN BY      DIRECTORSHIPS
 NAME, ADDRESS,              THE            TIME                PRINCIPAL OCCUPATION(S)               BOARD         HELD BY BOARD
DATE OF BIRTH(1)           COMPANY        SERVED(2)               DURING PAST 5 YEARS                MEMBER(3)        MEMBER(4)
---------------------------------------------------------------------------------------------------------------------------------
TERESITA CHING         Vice President    Since 09/02    Vice President, Chief Compliance               N/A               N/A
                       and Assistant                    Officer and Assistant Secretary of the
475 Sansome Street     Secretary                        Adviser since December 2002. From June
San Francisco, CA                                       2000 to December 2002, Vice President
94111                                                   and Senior Compliance Officer of the
                                                        Adviser. From March 1999 to February
DOB: 2/29/44                                            2000, Senior Examiner, Federal Reserve
                                                        Bank, San Francisco. From December
                                                        1997 to December 1998, Vice President
                                                        and Project Manager, BancBoston
                                                        Robertson Stephens.

MICHELLE SOUTH         Vice President    Since 03/03    Vice President, Bankwide Anti-Money            N/A               N/A
                       and Assistant                    Laundering Coordinator and Bank
475 Sansome Street     Secretary                        Secrecy Act Officer for Union Bank of
San Francisco, CA                                       California (UBOC) since 2001. Prior to
94111                                                   2001, Operations / Compliance for Bank
                                                        of America for 24 years, 10 of those
DOB: 12/5/69                                            years in Operations / Compliance
                                                        Policies and Procedures and 2 of those
                                                        years in Liability Risk Management.

------------------

         (1) Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 1 Freedom Valley Drive, Oaks, PA 19456.

         (2) Each Trustee shall hold office during the lifetime of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

         The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

         (3) The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

         (4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

         (5)      Effective January 1, 2004.

         The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of December 31, 2002.

                                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                                         EQUITY
                                                                                               SECURITIES IN ALL REGISTERED
                                                                                                  INVESTMENT COMPANIES
                                                                                                       OVERSEEN BY
                                                                  DOLLAR RANGE OF EQUITY          TRUSTEE IN FAMILY OF
                                                                        SECURITIES                     INVESTMENT
NAME OF TRUSTEE                                                        IN THE FUNDS                     COMPANIES
Thomas L. Braje      Small Cap Value Fund                            $50,001-$100,000                 > $100,000*
                     California Intermediate Tax-Free Bond Fund      > $100,000*

David A. Goldfarb    Diversified Money Market Fund                   $10,001-$50,000                  > $100,000*
                     Large Cap Growth Fund                           $10,001-$50,000
                     Large Cap Value Fund                            $50,001-$100,000
                     Small Cap Value Fund                            $10,001-$50,000
                     Value Momentum Fund                             $1 - $10,000

Joseph C. Jaeger     Large Cap Value Fund                            $10,001-$50,000                $10,001-$50,000

Michael L. Noel      Core Equity Fund                                $1 - $10,000                     $1 - $10,000

Robert M. Whitler    Small Cap Value Fund                            $10,001-$50,000                $50,000-$100,000
                     Large Cap Growth Fund                           $10,001-$50,000
                     Bond Fund                                       $1 - $10,000

*        denotes greater than

         As of December 31, 2002, none of the independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust. Mr. Goldfarb has an unsecured line of credit with Union Bank of California with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2002, the amount outstanding was $46,000. The largest amount outstanding at any time during the two most recently completed calendar years is $50,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with Union Bank of California with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $370,000. As of December 31, 2002, the amount outstanding was $350,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of Union Bank of California prior to his retirement in 1996. As of December 31, 2002, the amount outstanding in the deferred compensation account was $577,246. Mr. Whitler received payments from the deferred compensation account totaling $98,167 and $49,146 for the years ended December 31, 2002 and 2001, respectively. Mr. Whitler expects to receive annual payments from the account of approximately $70,000 through 2010.

         The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receive administration, fund accounting servicing and distribution fees from each of the Funds. See "Manager and Administrator" and "Distributor" below.

         The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark
Funds:

       NAME                                    POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
       ----                                    -------------------------------------------------------------
Timothy D. Barto                 SEI Investments Company, Vice President and Assistant Secretary
Teresita Ching                   HighMark Capital Management, Vice President, Chief Compliance Officer and Assistant Secretary
Todd Cipperman                   SEI Investments Company, Vice President and General Counsel
James Volk                       SEI Investments Company, Senior Operations Officer
Lydia A. Gavalis                 SEI Investments Company, Vice President and Assistant Secretary
Peter Golden                     SEI Investments Company, Director of Mutual Fund Services
Christine McCullough             SEI Investments Company, Vice President and Assistant Secretary
John C. Munch                    SEI Investments Company, Vice President and Assistant Secretary
John Munera                      SEI Investments Company, Middle Office Compliance Officer
Michelle South                   Union Bank of California, Vice President, Bankwide Anti-Money Laundering
                                 Coordinator and
                                 Bank  Secrecy Officer
Sherry Kajdan Vetterlein         SEI Investments Company, Vice President and Assistant Secretary
William E. Zitelli, Jr.          SEI Investments Company, Vice President and Assistant Secretary

         During the fiscal year ended July 31, 2003, fees paid to the disinterested Trustees for their services as Trustees aggregated $169,035. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 2003:

                                                         Pension or
                                                         Retirement                              Total Compensation
                                Aggregate             Benefits Accrued       Estimated Annual         from Fund
     Name of                  Compensation             as Part of Fund        Benefits Upon        Complex Paid to
     Trustee                   from Group                 Expenses             Retirement              Trustee
     -------                  ------------            ----------------       ----------------    ------------------
Thomas L. Braje                  $27,625                    None                  None                 $27,625
David A. Goldfarb                $27,500                    None                  None                 $27,500
Joseph C. Jaeger                 $27,625                    None                  None                 $27,625
Frederick J. Long                $29,375                    None                  None                 $29,375
Michael L. Noel                  $29,660                    None                  None                 $29,660
Robert M. Whitler                $27,250                    None                  None                 $27,250

         CODE OF ETHICS

         HighMark Funds, HighMark Capital Management, Inc.,
Aronson+Johnson+Ortiz, L.P., Chartwell Investment Partners L.P., LSV Asset Management, Waddell & Reed Investment Management Company, and SEI Investments Distribution Co. have each adopted a code of ethics

("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

         INVESTMENT ADVISER

         Investment advisory and management services are provided to each of the Funds by HighMark Capital Management, Inc. (the "Adviser"), pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the "Investment Advisory Agreement"). The Adviser is a subsidiary of UnionBanCal Corporation, the holding company of Union Bank of California. The Adviser is a California corporation registered under the Investment Advisers Act of 1940. Union Bank of California serves as custodian for each of the Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. HighMark Capital Management, Inc. also serves as sub-administrator to each of the Funds pursuant to an agreement with SEI Investments Global Funds Services. See "Manager and Administrator" below.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined above under INVESTMENT RESTRICTIONS - Voting Information), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

         Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for each Fund. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

         The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, Union Bank of California is entitled to receive fees from each Fund as described in that Fund's Prospectus.

         For the fiscal years ended July 31, 2003, July 31, 2002, and July 31, 2001, HighMark Capital Management, Inc., received the following investment advisory fees:

                                                                        Fiscal Year Ended
                                          ------------------------------------------------------------------------------
                                                 July 31, 2003             July 31, 2002             July 31, 2001
                                          -------------------------  ------------------------   ------------------------
                                                         Additional                Additional                 Additional
                                            Net Fees       Amount     Net Fees        Amount      Net Fees      Amount
                                              Paid         Waived       Paid          Waived        Paid        Waived
                                          -----------    ---------  -----------    ----------   -----------   ----------
Balanced Fund                             $   986,644         N/A   $ 1,814,868          N/A    $ 2,304,018   $   15,000
Core Equity Fund                              696,107         N/A       691,633          N/A        399,767       20,000
Large Cap Growth Fund                       1,075,525         N/A     1,390,171          N/A      3,249,533       60,000
Large Cap Value Fund                          582,759         N/A     1,036,584          N/A      1,733,181          N/A
Small Cap Growth Fund                          21,664         N/A           N/A          N/A            N/A          N/A
Small Cap Value Fund                          952,486         N/A       850,613          N/A      1,391,514          N/A
Value Momentum Fund                         2,197,078         N/A     2,894,909          N/A      4,029,427       45,000
Bond Fund                                   2,862,730         N/A     2,787,821          N/A      2,665,174          N/A
California Intermediate Tax-Free Bond
  Fund                                        588,046     608,939       545,843      545,836        432,414      479,414
National Intermediate Tax-Free Bond Fund       26,620     267,864           N/A          N/A            N/A          N/A
100% U.S. Treasury Money Market Fund        3,695,777         N/A     4,061,364      507,942      3,544,214      708,843
California Tax-Free Money Market Fund       1,268,191     569,212     1,293,863      646,931      1,263,627      631,814
Diversified Money Market Fund              11,813,968         N/A    14,113,657          N/A     12,910,197       96,000
U.S. Government Money Market Fund           1,810,144         N/A     1,931,139          N/A      1,611,366       40,000

         SUB-ADVISERS

         LARGE CAP GROWTH FUND. Pursuant to a sub-advisory agreement effective October 1, 2001 between the Adviser and Waddell & Reed Investment Management Company ("WRIMCO"), WRIMCO provides investment advisory services to the Large Cap Growth Fund. Under its sub-advisory agreement, WRIMCO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and WRIMCO receives no fees directly from the Large Cap Growth Fund.

         LARGE CAP VALUE FUND. Pursuant to a sub-advisory agreement effective March 31, 2003 between the Adviser and Aronson+Johnson+Ortiz, L.P. ("AJO"), AJO provides investment advisory services to the Large Cap Value Fund. Under its sub-advisory agreement, AJO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and AJO receives no fees directly from the Large Cap Value Fund.

         SMALL CAP GROWTH FUND. Pursuant to a sub-advisory agreement effective April 29, 2003 between the Adviser and Chartwell Investment Partners L.P. ("Chartwell"), Chartwell provides investment advisory services to the Small Cap Growth Fund. Under its sub-advisory agreement, Chartwell is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

                                     Rate as a Percentage
Fund Assets                          of Average Net Assets
-----------                          ---------------------
Up to $100 million                          0.65%
Over $100 million                           0.60%

         Such fee is paid by the Adviser, and Chartwell receives no fees directly from the Fund.

         SMALL CAP VALUE FUND. Pursuant to a sub-advisory agreement effective October 1, 2001, between the Adviser and LSV Asset Management ("LSV"), LSV provides investment advisory services to the Small Cap Value Fund. Under its sub-advisory agreement, LSV is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund allocated to LSV as follows:

FUND ASSETS                             RATE AS A PERCENTAGE OF AVERAGE NET ASSETS
-----------                             ------------------------------------------
Up to $50 million                                         0.65%
Between $50 million and $100 million                      0.55%
Over $100 million                                         0.50%

         Such fee is paid by the Adviser, and LSV receives no fees directly from the Small Cap Value Fund.

         SEI Funds, Inc., a minority general partner of LSV, is an affiliate of HighMark Funds' administrator and distributor, SEI Investments Global Funds Services and SEI Investments Distribution Co. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with, LSV or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of LSV.

         Prior to March 1, 2001, Brandes served as the sub-adviser to a portion of the Small Cap Value Fund's assets. For the fiscal year ended July 31, 2001, Brandes received sub-advisory fees of $85,008.

         PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Large Cap Growth Fund, the Large Cap Value Fund, the Value Momentum Fund, the Core Equity Fund, the Small Cap Growth Fund and the Small Cap Value Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Adviser generally seeks competitive spreads or commissions on behalf of each of the Funds, HighMark Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser or the Sub-Advisers in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or the Sub-Advisers and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser or the Sub-Advisers in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to HighMark Funds.

         To the extent permitted by applicable rules and regulations, the Adviser or Sub-Advisers may execute portfolio transactions involving the payment of a brokerage fee through the Adviser, SEI Investments Distribution Co., and their affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter repurchase or reverse repurchase agreements with, Union Bank of California, or its affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         Investment decisions for each Fund of HighMark Funds are made independently from those for the other Funds or any other investment company or account managed by the Adviser or the Sub-Advisers. However, any such other investment company or account may invest in the same securities as HighMark Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser or the Sub-Advisers believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or the Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for HighMark Funds, the Adviser or the Sub-Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, the Sub-Advisers, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser and the Sub-Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

         During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

                                                      Fiscal Year Ended
                                                      -----------------

                                July 31, 2003           July 31, 2002          July 31, 2001
                                -------------           -------------          -------------
Balanced Fund                   $   281,119              $  127,283             $  119,077
Core Equity Fund                    305,594                 123,571                 92,204
Large Cap Growth Fund               285,983                 624,301                317,628
Large Cap Value Fund              1,224,587               1,508,144              1,211,687
Small Cap Growth Fund                39,312                     N/A                    N/A
Small Cap Value Fund                 90,138                 358,444              1,029,913
Value Momentum Fund                 156,825                 186,674                202,566

         The table below lists the amount of brokerage transactions of the Funds directed to brokers during the fiscal year ended July 31, 2003 because of research and other services provided, and the commissions related to these transactions:

                               Amount of Transactions         Amount of Commissions
                               ----------------------         ---------------------
Balanced Fund                     $ 149,478,043                    $   269,248
Core Equity Fund                    160,564,295                        291,811
Large Cap Value Fund                555,676,333                      1,112,627
Value Momentum Fund                  66,722,546                        154,022

         BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

         In determining to approve the most recent annual extensions of the Investment Advisory Agreement with respect to each of the Funds and the sub-advisory agreements with respect to the Large Cap Growth Fund, (the sub-advisory agreements with respect to the Large Cap Value Fund and the Small Cap Growth Fund were still within their initial term and were not up for renewal), and the Small Cap Value Fund (collectively, the "Advisory Agreements"), the Board of Trustees met over the course of the year with the relevant investment advisory personnel from the Adviser and the Sub-Advisers (collectively, the "Advisers") and considered information provided by the

Advisers relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreements. The Trustees also took into account the time and attention devoted by senior management to each of the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisers to the Funds were appropriate to fulfill effectively the Advisers' duties under the Advisory Agreements. The Trustees also considered the business reputation of the Advisers, their financial resources and their professional liability insurance coverage and concluded that the Advisers would be able to meet any reasonably foreseeable obligations under the Advisory Agreements.

         The Trustees received information concerning the investment philosophy and investment process applied by the Advisers in managing the Funds. In this connection, the Trustees considered the Advisers' in-house research capabilities as well as other resources available to the Advisers' personnel, including research services available to the Advisers as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisers' investment processes, research capabilities and philosophies were well suited to the respective Funds, given the Funds' investment objectives and policies.

         The Trustees considered the scope of the services provided by the Advisers to the Funds under the Advisory Agreements relative to services provided by third parties to other mutual funds. The Trustees noted that the Advisers' standards of care were comparable to those found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the Advisers' services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services provided by the Advisers to the Funds. The Trustees evaluated the Advisers' records with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers' fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers' code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics" above), the procedures by which the Advisers allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Advisers in these matters. The Trustees also received information concerning standards of the Advisers with respect to the execution of portfolio transactions. See "Portfolio Transactions" above.

         The Trustees considered the Advisers' management of non-advisory services provided by persons other than the Advisers by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. See "Expenses" below. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmarks, relative to other similar accounts managed by the Advisers and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one, five and ten year calendar year periods when applicable, performance under different market conditions and during different legs of the market cycle, the volatility of the Funds' returns, as well as factors identified by the Advisers as contributing to the Funds' performance. The Trustees concluded that the scope and quality of the

Advisers' services, including the investment performance of each of the Funds, was sufficient, in light of market conditions, performance attribution, the resources brought to bear by the Advisers, the integrity of the Advisers, their personnel and systems, and the financial resources of the Advisers, to merit reapproval of the Advisory Agreements for another year.

         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreements. The Trustees reviewed information supplied by third parties concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisers. The Trustees evaluated the Advisers' profitability with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisers, but also took into account so-called "fallout benefits" to the Advisers such as reputational value derived from serving as investment adviser to the Fund and with respect to the Equity Funds, the research services available to the Advisers by reason of brokerage commissions generated by the Funds' turnover. In evaluating each Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds.

         Based on the foregoing, the Trustees concluded that the fees to be paid the Advisers under the Advisory Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers.

         ADMINISTRATOR AND SUB-ADMINISTRATOR

         SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services") (the "Administrator") serves as administrator to each of the Funds pursuant to the administration agreement dated as of February 15, 1997 between HighMark Funds and the Administrator (the "Administration Agreement").

         The Administrator, a Delaware statutory trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

         Pursuant to the Administration Agreement, the Administrator provides the Funds with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Group. As described below, the Administrator has delegated part of its responsibilities under the Administration Agreement to HighMark Capital Management, Inc.

         The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Funds. For any new Funds established between October 1, 2003 and December 31, 2004 or subsequent terms of the Administration Agreement, the Administrator is entitled to a minimum fee of $55,000 per year, which the Administrator will waive for the first 90 days of the Fund's operation. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Retail Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of 0.175% of the average daily net assets of the Funds.

         For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees:


                                                                  Fiscal Year Ended
                                --------------------------------------------------------------------------------------
                                       July 31, 2003                July 31, 2002                 July 31, 2001
                                ---------------------------   --------------------------    --------------------------
                                                 Additional                   Additional                    Additional
                                                   Amount                       Amount                        Amount
                                Net Fees Paid      Waived     Net Fees Paid     Waived      Net Fees Paid     Waived
                                -------------    ----------   -------------   ----------    -------------   ----------
Balanced Fund                    $  295,998      $   32,885    $  544,454     $   60,495     $  695,705     $   77,301
Core Equity Fund                    208,835          23,202       207,492         23,053        125,930         13,992
Large Cap Growth Fund               322,663          35,848       417,054         46,339        992,860        110,318
Large Cap Value Fund                174,831          19,424       310,981         34,553        519,954         57,773
Small Cap Growth Fund                 3,391             377           N/A            N/A            N/A            N/A
Small Cap Value Fund                171,450          19,048       153,113         17,012        250,473         27,830
Value Momentum Fund                 659,134          73,230       868,473         96,497      1,220,727        136,748
Bond Fund                         1,030,605         114,500     1,003,564        111,506        959,329        106,592
California Intermediate
Tax-Free Bond Fund                  430,924          47,876       392,992         43,666        328,618         36,513
National Intermediate Tax-Free
  Bond Fund                         106,017          11,778           N/A            N/A            N/A            N/A
100% U.S. Treasury Money
  Market Fund                     2,188,050         243,092     2,741,521        304,627      2,604,162        231,209
California Tax-Free Money
  Market Fund                     1,102,460         122,483     1,164,470        129,385      1,144,036        119,592
Diversified Money Market Fund     7,088,496         787,531     8,468,812        940,974      7,911,594        759,204
U.S. Government Money Market
  Fund                            1,086,098         120,665     1,158,651        128,738        999,727        101,184

         The Administration Agreement became effective on February 15, 1997 and was automatically renewed for a one year term on July 31, 2003. The Board approved a new schedule to the Administration Agreement on September 17, 2003, effective October 1, 2003. Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement, as amended, will continue in effect until December 31, 2004. The Administration Agreement thereafter shall be renewed automatically for successive annual terms. The Administration Agreement is terminable at any time with respect to a particular Fund or

HighMark Funds as a whole by either party without penalty for any reason upon 90 days' written notice by the party effecting such termination to the other party.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by HighMark Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

         The Administration Agreement permits the Administrator to subcontract its services thereunder, provided that the Administrator will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and the Administrator shall be responsible to HighMark Funds for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties. Pursuant to a sub-administration agreement between the Administrator and HighMark Capital Management, Inc., HighMark Capital Management, Inc. will perform services which may include clerical, bookkeeping, accounting, stenographic and administrative services, for which it will receive a fee, paid by the Administrator, at the annual rate of up to 0.10% of each Fund's average daily net assets.

         GLASS-STEAGALL ACT

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser and the Sub-Advisers believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the Sub-Advisory Agreements. HighMark Capital Management, Inc. also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from the Administrator without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, or the Sub-Advisers, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Adviser and the Sub-Advisers and consider taking all action necessary in the circumstances.

         Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

         SHAREHOLDER SERVICES PLANS

         HighMark Funds has adopted three Shareholder Services Plans, one for Fiduciary Shares, one for Class A Shares, and one for Class B Shares (collectively, the "Services Plans") pursuant to which a Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include Bank of Tokyo-Mitsubishi Trust Company, Union Bank of California, N.A., or their respective affiliates, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of a Fund. In consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of Shares of a Fund, pursuant to each plan. A Service Provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.10% of average daily net assets for the Fiduciary and Class A Shares of the Large Cap Value Fund, Large Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Balanced Fund, Value Momentum Fund, and Core Equity Fund; 0.02% for the Fiduciary and Class A Shares of the Bond Fund, and 0.00% for the Fiduciary Class and Class A Shares of the California Intermediate Tax-Free Bond Fund, National Intermediate Tax-Free Bond Fund, 100% U.S. Treasury Money Market Fund, California Tax-Free Money Market Fund, Diversified Money Market Fund and U.S. Government Money Market Fund.

         The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of a Fund.

         As authorized by the Services Plans, HighMark Funds may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider has agreed to provide certain shareholder support services in connection with Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to, (i) maintaining Shareholder accounts; (ii) providing information periodically to Shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to Shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from Shareholders concerning their investments in Shares; (vi) forwarding Shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Shareholders; (vii) processing purchase, exchange and redemption requests from Shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting Shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by Shareholders; (x) processing dividend payments from HighMark Funds on behalf of the Shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

         EXPENSES

         HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Global Funds Services or SEI Investments Distribution Co., Securities and Exchange Commission fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders' and Trustees' reports and meetings and any extraordinary expenses.

         DISTRIBUTOR

         SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as distributor to the Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and the Distributor (the "Distribution Agreement").

         The Distribution Agreement was renewed for a 6-1/2 month term on June 18, 2003 and, unless sooner terminated, will continue in effect until December 31, 2003 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreement terminates in the event of its assignment, as defined in the 1940 Act.

         THE DISTRIBUTION PLANS. Pursuant to HighMark Funds' Distribution Plans, each Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Class A Shares, pursuant to the Class A Distribution Plan, and seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class B Shares, pursuant to the Class B Distribution Plan, and fifty-five one-hundredths of one percent (0.55%) of the average daily net assets attributable to that Fund's Class S Shares, pursuant to the Class S Distribution Plan. Each of the Equity Funds pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to that Fund's Class C Shares, and each of the Fixed-Income Funds pays a distribution fee equal to seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class C Shares, pursuant to the Class C Distribution Plan.

         For the fiscal year ended July 31, 2003, the Distributor received the following distribution fees with respect to the sale of Class A Shares, Class B Shares, Class C Shares and Class S Shares from the following Funds:

                                       Class A Shares           Class B Shares           Class C Shares           Class S Shares
                                   ---------------------    ----------------------   ----------------------   ----------------------
                                              Additional                Additional               Additional               Additional
                                   Net Fees     Amount      Net Fees      Amount     Net Fees      Amount      Net Fees     Amount
         Fund                        Paid       Waived        Paid        Waived       Paid        Waived        Paid       Waived
         ----                      ---------  ----------    --------    ----------   --------    ----------   ----------  ----------
Balanced Fund                      $  17,860         --     $ 30,274            --   $  1,357            --           --         --
Core Equity Fund                       5,604         --       19,279            --         --            --           --         --
Large Cap Growth Fund                 41,178         --       73,179            --      8,424            --           --         --
Large Cap Value Fund                  71,247         --       14,212            --        488            --           --         --
Small Cap Growth Fund                  1,357         --           56            --        216            --           --         --
Small Cap Value Fund                  41,827         --       69,414            --     24,544            --           --         --
Value Momentum Fund                   63,285         --       57,298            --      7,350            --           --         --
Bond Fund                             96,304  $  46,274       78,653            --         --            --           --         --
California Intermediate Tax-Free
Bond Fund                            142,841    104,669       67,979            --         --            --           --         --
National Intermediate Tax-Free
Bond Fund                              2,774         --           --            --         --            --           --         --
100% U.S. Treasury Money Market
Fund                                 529,460         --           --            --         --            --   $2,777,246  $  98,995
California Tax-Free Money Market
Fund                                 639,843         --           --            --         --            --      284,066     16,089
Diversified Money Market Fund      1,702,973         --           --            --         --            --    6,791,679      8,205
U.S. Government Money Market Fund    100,350         --       12,962        $4,787         --            --      449,302      5,381

         The Distributor may use the distribution fee applicable to a Fund's Class A, Class B, Class C and Class S Shares to provide distribution assistance with respect to the sale of the Fund's Class A, Class B, Class C and Class S Shares or to provide Shareholder services to the holders of the Fund's Class A, Class B, Class C and Class S Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Class A, Class B, Class C and Class S Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Class A, Class B, Class C and Class S Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

         Participating Organizations may charge customers fees in connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of

Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

         The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, Class C or Class S Shares of that Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of that Fund's Retail Shareholders. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

         Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of such disinterested persons.

         TRANSFER AGENT AND CUSTODIAN SERVICES

         State Street Bank and Trust Company ("State Street") performs transfer agency services for the Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). State Street has sub-contracted such services to its affiliate, Boston Financial Data Services ("BFDS"). Pursuant to the Transfer Agency Agreement and this sub-contracting arrangement, BFDS processes purchases and redemptions of each Fund's Shares and maintains each Fund's Shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a Shareholder's account.

         Under the Transfer Agency Agreement, HighMark Funds has agreed to pay BFDS annual fees at the rate of $18,000 per Retail class/per Fund. The Distributor has agreed to pay BFDS annual fees at the rate of $15,000 per Fiduciary class/per Fund. In addition, there will be an annual account maintenance fee of $25.00 per account and IRA Custodial fees totaling $15.00 per account, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. BFDS may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.

         Union Bank of California, N.A. serves as custodian to the Funds pursuant to a custodian agreement with HighMark Funds dated as of December 23, 1991, as amended (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

         Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to each Fund at an annual rate of 0.01% of the Fund's average daily net assets, with an annual minimum fee of $2,500 per Fund, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on a transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to a Fund to increase the Fund's net income available for distribution as dividends. In addition, effective October 1, 2003, the Administrator has agreed to pay fees to State Street related to existing Funds and classes for up to 50,000 accounts.

         INDEPENDENT ACCOUNTANTS

         The financial statements of HighMark Funds for the period ended July 31, 2003, incorporated by reference into this Statement of Additional Information, have been audited by Deloitte and Touche LLP, independent accountants, as set forth in their report dated September 17, 2003 also incorporated by reference into this Statement of Additional Information, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

         LEGAL COUNSEL

         Ropes & Gray, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005, are counsel to HighMark Funds and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

         PROXY VOTING POLICIES AND PROCEDURES

         The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Funds of the Trust that own voting securities to HighMark Capital Management. The

Board has authorized HighMark Capital Management to delegate proxy voting authority with respect to a Fund to that Fund's sub-adviser. Descriptions of the proxy voting policies and procedures of HighMark Capital Management and each of the Sub-Advisers are attached as Appendix B.

         DESCRIPTION OF SHARES

         HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of fourteen series of Shares, representing units of beneficial interest in the Large Cap Growth Fund, the Large Cap Value Fund, the Balanced Fund, the Value Momentum Fund, the Core Equity Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund. Pursuant to a Multiple Class Plan on file with the Securities and Exchange Commission permitting the issuance and sale of six classes of Shares in selected Funds, Shares of such Funds have been divided into six classes of Shares, designated Class A, Class B, Class C and Class S Shares (collectively, "Retail Shares"), Class I Shares and Fiduciary Shares. Class I Shares are not currently being offered. The Trustees of HighMark Funds have determined that currently no conflict of interest exists among the Class A, Class B, Class C and Class S Shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the Investment Company Act of 1940, as amended (the "1940 Act"), and state laws, will seek to ensure that no such conflict arises.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, Retail and Fiduciary shareholders are entitled to receive the net assets of the Fund attributable to each class.

         As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

         Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of HighMark Funds voting without regard to series.

         Although not governed by Rule 18f-2, Retail Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

         SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that Shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

         The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

         CALCULATION OF PERFORMANCE DATA

         From time to time, articles relating to the performance, rankings, and other investment characteristics of mutual funds and their investment advisers, including the Funds and the Adviser, may appear in national, regional, and local publications. In particular, some publications may publish their own rankings or performance reviews of mutual funds and their investment advisers, including the Funds and the Adviser. Various mutual fund or market indices may also serve as a basis for comparison of the performance of the Funds with other mutual funds or mutual fund portfolios with comparable investment objectives and policies. In addition to the indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, references to or reprints from the following publications may be used in HighMark Funds' promotional literature: IBC/Donoghue's Money Fund Report, Ibbotson Associates of Chicago, Morningstar, Lipper, Inc., CDA/Wiesenberger Investment Company Services, SEI Investments, Callan Associates, Wilshire Associates, MONEY Magazine, Pension and Investment Age, Forbes, BusinessWeek, Smart Money, American Banker, Fortune Magazine, Worth, Institutional Investor, Barron's National Business & Financial Weekly, Investor's Business Daily, Barron's, Pensions and Investments, Investment News, America Online, The Wall Street Journal, New York Times, San Francisco Chronicle and Examiner, Los Angeles Business Journal, Los Angeles Times, USA Today, Sacramento Bee, Seattle Times, Seattle Daily Journal of Commerce, Seattle Post/Intelligence, Seattle Business Journal, Tacoma New Tribune, Bellevue Journal-American, The Oregonian, Puget Sound Business Journal, Portland Chamber of Commerce and Portland Daily Journal of Commerce/Portland Business Today. Shareholders may call toll free 1-800-433-6884 for current information concerning the performance of each of the Funds.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within HighMark Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds. In addition, the California Tax- Free Fund may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

         The 7-day yield of each class of Shares of a Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of that class over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The 7-day effective yield of each class of Shares of a Fund represents a compounding of the yield of that class by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         The yield and effective yield for the seven-day period ending July 31, 2003, for the Money Market Funds are shown below:

                                                        Yield                                  Effective Yield
                                                        -----                                  ---------------
                                        Class A  Class B   Class S   Fiduciary   Class A   Class B    Class S    Fiduciary
                                        -------  -------   -------   ---------   -------   -------    -------    ---------
100% U.S. Treasury Money Market Fund     0.16%       --      0.05%      0.41%      0.16%        --      0.05%       0.41%
California Tax-Free Money Market Fund    0.23%       --      0.05%      0.48%      0.23%        --      0.05%       0.48%
Diversified Money Market Fund            0.34%       --      0.05%      0.59%      0.34%        --      0.05%       0.59%
U.S. Government Money Market Fund        0.29%     0.05%     0.05%      0.54%      0.29%      0.05%     0.05%       0.54%

         A Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:

         Standardized Yield = 2 [(a-b + 1)(6) - 1]
                              --------------------
                                      cd

The symbols above represent the following factors:

a =      dividends and interest earned during the 30-day period.

b =      expenses accrued for the period (net of reimbursements).

c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the

Fund's portfolio investments calculated for that period. Because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund classes of shares will differ.

         The yield and effective yield for the 30-day period ending July 31, 2003, for the Money Market Funds and Fixed Income Funds are shown below:

                                                            Yield                                Effective Yield
                                                            -----                                ---------------
                                            Class A  Class B   Class S  Fiduciary   Class A   Class B  Class S  Fiduciary
                                            -------  -------   -------  ---------   --------  -------  -------  ---------
100% U.S. Treasury Money Market Fund         0.21%      --      0.07%     0.46%       0.21%      --     0.07%     0.46%
California Tax-Free Money
     Market Fund                             0.17%      --      0.07%     0.42%       0.17%      --     0.07%     0.42%
Diversified Money Market Fund                0.37%      --      0.08%     0.62%       0.37%      --     0.08%     0.62%
U.S. Government Money Market Fund            0.29%    0.05%     0.07%     0.54%       0.29%    0.05%    0.07%     0.55%
Bond Fund                                    3.50%    2.87%       --      3.87%         --       --       --        --
California Intermediate Tax-Free Bond Fund   2.11%    1.41%       --      2.42%         --       --       --        --
National Intermediate Tax-Free Bond Fund     1.86%      --        --      2.15%         --       --       --        --

         The tax-equivalent yield of each class of Shares of the California Tax-Free Money Market Fund and the California Tax-Free Bond Fund was computed by dividing that portion of the yield of that class that is tax-exempt by 1 minus the stated income tax rate (or rates) and adding the product to that portion, if any, of the yield of the Class that is not tax-exempt. The tax-equivalent effective yield of each class of Shares was computed by dividing that portion of the effective yield of that class which is tax-exempt by 1 minus the stated income tax rate (or rates) and adding to that portion, if any, of the effective yield of that class that is not tax-exempt.

         The tax-equivalent yield and tax-equivalent effective yield for the California Tax-Free Money Market Fund for the 7-day and 30-day periods ended July 31, 2003 are shown below:

                                              Tax-Equivalent              Tax-Equivalent
                                                   Yield                  Effective Yield
                                                   -----                  ----------------
                                        Class A   Class S  Fiduciary  Class A   Class S    Fiduciary
                                        -------   -------  ---------  -------   -------    ---------
Using a 39.6% Fed.  Income Tax Rate
a.  7-day                                0.38%     0.08%     0.79%     0.38%     0.08%       0.79%
b.  30-day                               0.28%     0.12%     0.70%     0.28%     0.12%       0.70%

Using a 39.6% Fed.  Income Tax
Rate and 9.3% Cal.  Personal
Income Tax Rate
a.  7-day                                0.42%     0.09%     0.88%     0.42%     0.09%       0.88%
b.  30-day                               0.31%     0.13%     0.77%     0.31%     0.13%       0.77%

         The tax-equivalent yield for the California Intermediate Tax-Free Bond Fund for the 30-day period ended July 31, 2003 is shown below:

                                               Tax-Equivalent
                                                   Yield
                                                   -----
                                        Class A   Class B  Fiduciary
                                        -------   -------  ---------
Using a 39.6% Fed.  Income Tax Rate      3.49%     2.33%     4.01%

Using a 39.6% Fed.  Income Tax
Rate and 9.3% Cal.  Personal
Income Tax Rate                          3.85%     2.57%     4.42%

         Each Fund's respective average annual total return over periods of 1, 5 and 10 years (up to the life of the Fund or Class) is calculated by determining the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment; in the case of the average annual total return, this amount (representing the Fund's total return) is then averaged over the relevant number of years. Specifically, these rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from changes in Share price and reinvestment of dividends and capital gains distributions.

         The performance figures relating to the Class A Shares and Class B Shares reflect the sales charge and distribution fees to which each Class is subject. Because only Class A Shares and Class B Shares bear the expense of the fee, if any, under the Distribution Plan and a sales charge, total return and yield relating to a Fund's Class A Shares and Class B Shares will be lower than that relating to the Fund's Fiduciary Shares.

         The average total return for the Class A Shares of each Fund, computed as of July 31, 2003, is shown in the table below:

                                 Class A Shares
                           Average Annual Total Return

                                               One               Five                 Ten                    Life of
                                               Year              Years               Years                    Fund
                                               ----              -----               -----                    ----
                           Fund/Class     With   Without   With     Without   With         Without     With        Without
                          Commencement    Sales   Sales    Sales     Sales    Sales         Sales      Sales        Sales
      Fund Name           of Operations   Load*    Load    Load*     Load     Load*          Load      Load*        Load
      ---------           -------------   -----    ----    -----     ----     -----          ----      -----        ----
Balanced Fund(3)            11/13/92      1.25%    7.15%    -1.88%    -0.77%    5.57%       6.17%       6.84%(9)     7.33%(9)
Core Equity Fund            06/30/00      2.94%    8.91%       --        --       --          --      -12.97%(11)  -11.40%(11)
Large Cap Growth Fund       06/20/94      4.38%   10.51%   -11.24%   -10.23%      --          --        3.44%(12)    4.04%(12)
Large Cap Value Fund        06/20/94      1.23%    7.12%    -5.36%    -4.28%    5.45%(1)    6.05%(1)   10.00%(1)    10.32%(1)
Small Cap Value Fund        09/17/98     13.53%   20.16%       --        --       --          --       10.09%       11.37%
Value Momentum
  Fund(4)                   04/02/92      3.68%    9.74%    -0.72%     0.41%    8.95%       9.57%      10.12%(10)   10.62%(10)
Bond Fund                   06/20/94      2.82%    6.32%     5.14%     5.84%    5.37%(2)    5.71%(2)    8.20%(2)     8.41%(2)
California
  Intermediate  Tax-
  Free Bond Fund(5)         10/15/93      0.11%    2.41%     4.39%     4.87%      --          --        4.58%        4.82%
National
  Intermediate
  Tax-Free Bond Fund(6)     02/17/89      0.16%    2.47%     3.58%     4.05%    3.94%       4.18%       4.98%        5.15%

100% U.S. Treasury
  Money Market Fund         12/01/90        --     0.64%       --      3.20%      --        3.74%         --         3.81%
California Tax Free
  Money Market Fund(7)      06/25/91        --     0.56%       --      1.87%      --        2.29%         --         2.33%
Diversified Money
  Market Fund(8)            05/28/91        --     0.75%       --      3.49%      --        4.01%         --         3.98%
U.S. Government
  Money Market Fund         12/01/90        --     0.67%       --      3.35%      --        3.88%         --         3.92%

------------------------------------

* Reflects maximum sales charge (5.50% for the Equity Funds, 3.25% for the Bond Fund and 2.25% for the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund).

(1) Prior to 6/20/94, performance for Class A Shares is based on Fiduciary Share performance, which were first offered 2/9/84. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(2) Prior to 6/20/94, performance for Class A Shares is based on Fiduciary Share performance, which were first offered 2/15/84. The performance of Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

(4) Performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

(5) Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

(6) Prior to October 18, 2002, performance data is based on the performance of a common trust fund managed by HighMark Capital Management, Inc. before the effective date of the registration statement of the Fund. The common trust fund was not registered under the 1940 Act and was not subject to certain restrictions that are imposed by the 1940 Act and Sub-Chapter M of the Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The common trust fund did not charge any expenses. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Performance of the common trust fund has been restated to reflect the maximum operating expenses charged (absent waivers and expense reimbursements) by each class of the Fund upon its inception.

(7) Performance data includes the performance of the Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with the HighMark California Tax-Free Money Market Fund on 4/25/97.

(8) Performance data includes the performance of the Stepstone Diversified Money Market Fund for the period prior to its consolidation with the HighMark Diversified Fund on 4/25/97.

(9) Prior to 11/13/92, performance for Class A Shares is based on Fiduciary Share performance, which were first offered 2/1/91. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(10) Prior to 4/2/92, performance for Class A Shares is based on Fiduciary Share performance, which were first offered 2/1/91. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(11) Prior to 6/30/00, performance for Class A Shares is based on Fiduciary Share performance, which were first offered 5/31/00. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(12) Prior to 6/20/94, performance for Class A Shares is based on Fiduciary Share performance, which were first offered 11/18/93. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares, but does not reflect the Class A Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

         The average total return for the Class B Shares of each Fund, computed as of July 31, 2003, is shown in the table below:

                                 Class B Shares
                           Average Annual Total Return

                                                  One                   Five                    Ten                  Life of
                                                 Year                   Years                  Years                   Fund
                                                 ----                   -----                  -----                   ----
                           Fund/Class      With      Without     With       Without        With      Without     With      Without
                          Commencement     Sales      Sales      Sales       Sales         Sales      Sales      Sales      Sales
Fund Name                 of Operations    Load*      Load       Load*       Load          Load*      Load       Load*      Load
---------                 -------------    -----      ----       -----       ----          -----      ----       -----      ----
Balanced Fund               02/02/98        1.39%      6.39%     -1.73%      -1.42%      5.86%(1)   5.86%(1)    7.09%(1)    7.09%(1)
Core Equity Fund            06/30/00        3.20%      8.20%        --          --         --         --      -12.77%     -11.90%
Large Cap Growth Fund       02/02/98        4.94%      9.94%    -11.04%     -10.79%(2)     --       3.68%(2)    3.68%(2)      --
Large Cap Value Fund        02/02/98        1.41%      6.41%     -5.13%      -4.90%      5.68%(3)   5.68%(3)   10.12%(3)   10.12%(3)
Small Cap Value Fund        09/17/98       14.21%     19.21%        --          --         --         --       10.43%      10.70%
Value Momentum Fund         02/02/98        4.00%      9.00%     -0.59%      -0.28%      9.22%(4)   9.22%(4)   10.34%(4)   10.34%(4)

Bond Fund                   11/30/00      0.49%      5.49%      5.01%(5)    5.33%(5)   5.52%(5)   5.52%(5)    8.30%(5)    8.30%(5)
California Intermediate
  Tax-Free Bond Fund        11/30/99     -3.36%      1.58%      3.80%(6)    4.14%(6)     --         --        4.48%(6)    4.48%(6)
U.S. Government
  Money Market Fund         02/02/98     -4.88%      0.12%      2.26%       2.62%      3.51%(7)   3.51%(7)    4.49%(7)    4.49%(7)

---------------------
* Reflects maximum CDSC of 5.00%.

(1) Prior to 2/2/98, performance for Class B Shares is based on Fiduciary Share performance, which were first offered 2/1/91. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(2) Prior to 2/2/98, performance for Class B Shares is based on Fiduciary Share performance, which were first offered 11/18/93. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Prior to 2/2/98, performance for Class B Shares is based on Fiduciary Share performance, which were first offered 2/9/84. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Prior to 2/2/98, performance for Class B Shares is based on Fiduciary Share performance, which were first offered 2/1/91. The performance of Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Prior to 11/30/00, performance for Class B Shares is based on Fiduciary Share performance, which were first offered 2/15/84. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(6) Prior to 11/30/99, performance for Class B Shares is based on Fiduciary Share performance, which were first offered 10/15/93. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(7) Prior to 2/2/98, performance for Class B Shares is based on Fiduciary Share performance, which were first offered 8/10/87. The performance of Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

         The average total return for the Class C Shares of each Fund, computed as of July 31, 2003, is shown in the table below:

                                 Class C Shares
                           Average Annual Total Return

                                                One                  Five                    Ten                  Life of
                                                Year                Years                   Years                  Fund
                                                ----                -----                   -----                  ----
                           Fund/Class      With    Without    With      Without       With       Without     With      Without
                          Commencement     Sales    Sales     Sales      Sales        Sales       Sales     Sales       Sales
Fund Name                 of Operations    Load*    Load      Load*      Load         Load*       Load       Load*      Load
---------                 -------------    -----    ----      -----      ----         -----       ----       -----      ----
Balanced Fund               11/30/99        5.29%    6.39%   -1.36%(1)   -1.16%(1)    5.92%(1)  6.03%(1)    7.14%(1)   7.22%(1)

Large Cap Growth Fund       11/30/99      9.05%   10.10%   -10.73%(2)  -10.55%(2)      --      3.76%(2)    3.86%(2)     --
Large Cap Value Fund        11/30/99      5.33%    6.36%   - 4.85%(3)   -4.66%(3)    5.76%(3)  5.86%(3)   10.16%(3)  10.22%(3)
Small Cap Value Fund        11/30/99     17.98%   19.17%       --          --          --        --       10.73%(4)  10.96%(4)
Value Momentum Fund         11/30/99      7.92%    9.01%    -0.22%(5)   -0.02%(5)    9.31%(5)  9.41%(5)   10.41%(5)  10.49%(5)

----------------
* Reflects sales charge of 1.00% and maximum CDSC of 1.00%.

(1) Prior to 11/30/99, performance for Class C Shares is based on Fiduciary Share performance, which were first offered 2/1/91. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(2) Prior to 11/30/99, performance for Class C Shares is based on Fiduciary Share performance, which were first offered 11/18/93. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Prior to 11/30/99, performance for Class C Shares is based on Fiduciary Share performance, which were first offered 2/9/84. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Prior to 11/30/99, performance for Class C Shares is based on Fiduciary Share performance, which were first offered 9/17/98. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Prior to 11/30/99, performance for Class C Shares is based on Fiduciary Share performance, which were first offered 2/1/91. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

         The average total return for the Class S Shares of each Fund, computed as of July 31, 2003, is shown in the table below:

                           Average Annual Total Return
                                 Class S Shares

                                 Fund/Class
                                Commencement      One      Five       Ten        Life of
         Fund Name              of Operations     Year     Years     Years        Fund
         ---------              -------------     ----     -----     -----        ----
100% U.S. Treasury
       Money Market Fund          09/30/99       0.36%   3.03%(1)   3.69%(1)     4.58%(1)
California Tax-Free
       Money Market Fund          09/30/99       0.29%   1.70%(2)   2.37%(2)     2.45%(2)
Diversified Money Market Fund     09/30/99       0.45%   3.31%(3)   4.05%(3)     4.11%(3)
U.S. Government  Money Market
       Fund                       09/30/99       0.38%   3.17%(4)   3.83%(4)     4.69%(4)

-----------------

(1) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance, which were first offered 8/10/87. The performance of the Fiduciary Shares does not reflect the Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(2) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance, which were first offered 6/10/91. The performance of the Fiduciary Shares does not reflect the Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance, which were first offered 2/1/91. The performance of the Fiduciary Shares does not reflect the Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance, which were first offered 8/10/87. The performance of the Fiduciary Shares does not reflect the Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

         The average total return for the Fiduciary Shares of each Fund, computed as of July 31, 2003, is shown in the table below:

                                Fiduciary Shares
                           Average Annual Total Return

                             Fund/Class
                            Commencement     One         Five     Ten    Life of
      Fund Name             of Operations    Year       Years    Years    Fund
      ---------             -------------    ----       -----    -----    ----
Balanced Fund(1)              02/01/91       7.30%      -0.52%   6.38%     7.50%
Core Equity Fund              05/31/00       9.15%         --      --    -11.17%
Large Cap Growth Fund         11/18/93      11.11%      -9.98%     --      4.21%
Large Cap Value Fund(2)       02/09/84       7.26%      -4.05%   6.20%    10.40%
Small Cap Value Fund          09/17/98      20.49%         --      --     11.70%
Value Momentum Fund(3)        02/01/91      10.00%       0.65%   9.78%    10.79%
Bond Fund(4)                  02/15/84       6.51%       5.89%   5.80%     8.45%
California Intermediate
    Tax-Free Bond Fund(5)     10/15/93       2.55%       4.90%     --      4.87%
National Intermediate
    Tax-Free Bond Fund(6)      2/17/89       2.70%       4.30%   4.45%     5.41%
100% U.S. Treasury Money
    Market Fund               08/10/87       0.89%       3.46%   3.91%     4.71%
California Tax-Free
    Money Market Fund(7)      06/10/91       0.81%       2.12%   2.58%     2.63%
Diversified Money Market
    Fund(8)                   02/01/91       1.00%       3.75%   4.26%     4.28%
U.S. Government Money
    Market Fund               08/10/87       0.92%       3.60%   4.04%     4.83%

-----------------

(1) Performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

(2) Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund on 6/23/88.

(3) Performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

(4) Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

(5) Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

(6) Prior to October 18, 2002, performance data is based on the performance of a common trust fund managed by HighMark Capital Management, Inc. before the effective date of the registration statement of the Fund. The common trust fund was not registered under the 1940 Act and was not subject to certain restrictions that are imposed by the 1940 Act and Sub-Chapter M of the Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The common trust fund did not charge any expenses. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Performance of the common trust fund has been restated to reflect the maximum operating expenses charged (absent waivers and expense reimbursements) by each class of the Fund upon its inception.

(7) Performance data includes the performance of the Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with the HighMark California Tax-Free Money Market Fund on 4/25/97.

(8) Performance data includes the performance of the Stepstone Diversified Money Market Fund for the period prior to its consolidation with the HighMark Diversified Fund on 4/25/97.

         Because each class of Shares of a Fund has different sales charge structures and differing distribution and shareholder servicing fees, the performance of each class will differ. All performance information presented is based on past performance and does not predict future performance.

         MISCELLANEOUS

         Prior to April 28, 1997, the California Tax-Free Money Market Fund, the Value Momentum Fund, and the California Intermediate Tax-Free Bond Fund were Stepstone Funds.

         Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark Funds is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

         HighMark Funds' Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of Shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of

Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

         HighMark Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of HighMark Funds.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The 2003 Annual Report to Shareholders of HighMark Funds is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended July 31, 2003. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such Annual Report's financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

         No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

         As of November 4, 2003, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any Fund of HighMark Funds. As of November 4, 2003, SelectBenefit UBOC 401(k) Plan beneficially owned 26.38% of the outstanding voting securities of the HighMark Balanced Fund.

         As of November 4, 2003, HighMark Funds believes that Union Bank of California was the shareholder of record of 100.00% of the Fiduciary Shares of the Core Equity Fund, 99.83% of the Fiduciary Shares of the Large Cap Growth Fund, 99.47% of the Fiduciary Shares of the Large Cap Value Fund, 99.97% of the Fiduciary Shares of the Balanced Fund, 99.86% of the Fiduciary Shares of the Bond Fund, 84.45% of the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, 100.00% of the Fiduciary Shares of the National Intermediate Tax-Free Bond Fund, 99.34% of the Fiduciary Shares of the Value Momentum Fund, 100.00% of the Fiduciary Shares of the Small Cap Growth Fund, 94.08% of the Fiduciary Shares of the Small Cap Value Fund, 100.00% of the Fiduciary Shares of the U. S. Government Money Market Fund, 99.98% of the Fiduciary Shares of the Diversified Money Market Fund, 100.00% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund and 99.99% of the Fiduciary Shares of the California Tax-Free Money Market Fund.

         As of November 4, 2003, HighMark Funds believes that Union Bank of California had investment authority with respect to 99.29% of the Core Equity Fund Fiduciary Shares, 61.14% of the Large Cap Growth Fund Fiduciary Shares, 45.51% of the Large Cap Value Fund Fiduciary Shares, 4.44% of the Balanced Fund Fiduciary Shares, 66.97% of the Bond Fund Fiduciary Shares, 83.29% of the California Intermediate Tax-Free Bond Fund Fiduciary Shares, 98.14% of the National Intermediate Tax-Free Bond Fund Fiduciary Shares, 42.67% of the Value Momentum Fund Fiduciary Shares, 100.00% of the Small Cap Growth Fund Fiduciary Shares, 83.95% of the Small Cap Value Fund Fiduciary Shares, 4.40% of the U.S. Government Money Market Fund Fiduciary Shares, 19.64% of the Diversified Money Market Fund Fiduciary Shares, 4.75% of the 100% U.S. Treasury Money Market Fund Fiduciary Shares, and 43.83% of the California Tax-Free Money Market Fund Fiduciary Shares.

         The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of November 4, 2003.

                                5% OR MORE OWNERS

                         BALANCED FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Ty Yeh Investments LP                                          10.93%
A Partnership
2048 Studebaker Rd.
Long Beach, CA 90815-3539

                         BALANCED FUND - CLASS C SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Suzanne M. Markowsky TTEE                                       6.76%
David G. Azoff TTEE
Azoff Family Trust U/A DTD 5/25/95
10802 W. 116th Ter.
Overland Park, KS 66210-3857

Wedbush Morgan Securities                                      38.93%
A/C 4454-4071
1000 Wilshire Blvd.
Los Angeles, CA 90017-2457

Union Bank of California Cust.                                 32.59%
IRA of Joe K. Shintaku
Rollover
1349 3rd Avenue
San Francisco, CA 94122-2718

                        BALANCED FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
Select Benefit of UBOC 401(k) Plan                             29.02%
Union Bank of California
Attn: Elaine Macey
400 California Street, 10th Floor
San Francisco, CA 94104

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                 99.97%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

                        CORE EQUITY FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Barbara and Andrew Leigh Family                                17.32%
Andrew M. Leigh
U/A 11/8/94
15961 Royal Oak Road
Encino, CA 91436-3911

City National Bank                                              7.56%
FBO Omnibus C/C Acct
P.O. Box 60520
Los Angeles, CA 90060-0520

                       CORE EQUITY FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
Select Benefit TDK USA Pension Plan                             5.12%
TDK U.S.A. Corporation
901 Franklin Avenue
Garden City, NY 11530-2933
Attn: Debbie Iampieri

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                100.00%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

                     LARGE CAP GROWTH FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Charles Schwab & Co. Inc.                                       9.17%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA 94104-4122

                     LARGE CAP GROWTH FUND - CLASS C SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Daniel Huntsman                                                12.40%
Mary E. Huntsman
**Collateral**
35 Berkeley Avenue
San Anselmo, CA 94960-1405

Union Bank of California Cust.                                 13.95%
IRA of David Miller
Rollover
1408 Hawthorne Ter.
Berkeley, CA 94708-1804

                    LARGE CAP GROWTH FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
NUMMI Hourly Retirement Plan                                    9.02%
New United Motor Manufacturing, Inc.
Attn: Jim Potts
45500 Fremont Blvd.
Fremont, CA 94538-6368

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                 99.83%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 84584
San Diego, CA 92186-5484

                      LARGE CAP VALUE FUND - CLASS C SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
State Street Bank & Trust Co.                                  11.20%
Cust for the IRA of
FBO Patricia Kruetzer
6720 US Highway 59
Oskaloosa, KS 66066-5310

RBC Dain Rauscher Custodian                                     7.01%
Lori Lei K. Ozaki
A/C #6608-1519
Roth IRA
6304 Gloria Drive, Apt. B
Sacramento, CA 95831-1786

First Clearing, LLC                                            34.78%
A/C 1502-3012
Leon H. Berger &
Jeanette W. Berger Tr.
148 Woods Street
Monroe, WA 98272-6333

First Clearing, LLC                                             8.50%
A/C 2095-8049
Brian Cleary MD SEP IRA
FCC as Custodian
6209 Cordoba Court
Long Beach, CA 90803-6333

                     LARGE CAP VALUE FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
SelectBenefit Komatsu Savings Plan                             15.95%
Komatsu America Corporation
Attn: Robert Lyter
440 N. Fairway Dr.
Vernon Hills, IL 60061-1836

SelectBenefit Marubeni UBOC Directed                            8.16%
Marubeni America Corporation
Attn: Dawn Rotondo
450 Lexington Avenue
New York, NY 10017-3911

Mathilda Swall TW                                               6.22%
c/o Union Bank of California
Attn: Sue Boone
700 L Street
Sacramento, CA 95814

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                 99.47%
c/o Union Bank
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

                     SMALL CAP GROWTH FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Jacob Brouwer &                                                21.48%
Jeanette Brouwer, TTEES
UDT DTD 5-11-77 FBO
The Brouwer Family Trust
1508 W. Mission Road
Escondido, CA 92029-1105

                     SMALL CAP GROWTH FUND - CLASS B SHARES

Union Bank of California Cust                                   5.14%
IRA of Gerald L Bickhart
Rollover
11350 Trailside Way
San Diego, CA 92127-2006

Masamitso Sato                                                 12.90%
23425 S. Vermont Ave. #D
Torrance, CA 90502-3024

Steven Jeff Gertsman                                            5.22%
5832 Natick Ave.
Van Nuys, CA 91411-3109

Wells Fargo Investments LLC                                     9.62%
A/C 5799-9617
608 Second Avenue South, 8th Fl.
Minneapolis, MN 55402-1916

                     SMALL CAP GROWTH FUND - CLASS C SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Pershing                                                       38.01%
P.O. Box 2052
Jersey City, NJ 07303-2052

                    SMALL CAP GROWTH FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
Select Benefit TDK USA Pension Plan                             5.26%
TDK U.S.A. Corporation
901 Franklin Avenue
Garden City, NY 11530-2933
Attn: Debbie Iampieri

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                 100.00%
c/o Union Bank of CA
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

                      SMALL CAP VALUE FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Charles Schwab & Co. Inc.                                      23.26%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA 94104-4122

                      SMALL CAP VALUE FUND - CLASS C SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
First Trust Corporation                                         5.50%
TTEE Kathryn A. Searls
A/C #001930150001 11/26/1997
P.O. Box 173301
Denver, CO 80217-3301

                     SMALL CAP VALUE FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
NUMMI Hourly Retirement Plan                                    8.19%
New United Motor Manufacturing, Inc.
Attn: Jim Potts
45500 Fremont Blvd.
Fremont, CA 94538-6368

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                 94.08%
c/o Union Bank of CA
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

Charles Schwab & Co. Inc.                                       5.37%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA 94104-4122

                      VALUE MOMENTUM FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Charles Schwab & Co. Inc.                                       5.32%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA 94104-4122

LaSalle Bank N A                                                8.06%
Omnibus 431114628
P.O. Box 1443
Chicago, IL 60690-1443

                      VALUE MOMENTUM FUND - CLASS C SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
LPL Financial Services                                          8.45%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Jacob Zeidman                                                   5.83%
Paula Zeidman
1587 Spyglass Drive
Upland, CA 91786-2417

Mitsuo Mikai                                                    6.77%
Misao Mikai
7450 S. Eastern Ave. #1018
Las Vegas, NV 89123-1558

                     VALUE MOMENTUM FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
Select Benefit UBOC 401(k) Plan                                25.62%
Union Bank of California
Attn: Elaine Macey
400 California Street, 10th Floor
San Francisco, CA 94104

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                 99.34%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

                          BOND FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
Select Benefit UBOC 401(k) Plan                                 5.63%
Union Bank of California
Attn: Elaine Macey
400 California Street, 10th Floor
San Francisco, CA 94104

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                 99.86%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

                           BOND FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Wilmington Trust Company                                       12.65%
Attn: Carolyn Nelson
P.O. Box 8882
Wilmington, DE 19899-8882

           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Charles Schwab & Co., Inc.                                      8.52%
FBO Exclusive Customers
101 Montgomery St.
San Francisco, CA 94104-4122

Harry R. and Edythe L. Silverglide TTEE                         9.04%
Harry and Edythe Silverglide
c/o Mike Destro
16615 Lark Avenue, Suite 200
Los Gatos, CA 95032-7645

          CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                 84.45%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

Charles Schwab & Co., Inc.                                     14.75%
FBO Exclusive Customers
101 Montgomery St.
San Francisco, CA 94104-4122

            NATIONAL INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
RBC Dain Rauscher                                               7.17%
Andrew H. Greenhill
Ann H. Greenhill Co. - TTEES
Andrew H. & Ann H. Greenhill Rev.
5442 Hobart Street
Pittsburgh, PA 15217-1965

Dain Rauscher Inc. FBO                                          6.68%
James D. Goble
Mrs. Laura S. Goble Co-TTEES
James D. & Laura S. Goble Rev Intervivos
Liv Tr UA DTD 10/27/97
747 Mariner Loop

RBC Dain Rauscher                                               5.00%
Leonard J. Rosen
Mary Frances Rosen Co-TTEES
Rosen Family Trust
5144 Romero Way
Fair Oaks, CA 95628-3427

The Yandell Family Trust                                        6.54%
Charles F. Yandell
U/A 05/08/1998
9689 East Topaz Dr.
Scottsdale, AZ 85258-4741

First Clearing Corporation                                      8.34%
A/C 2156-0924
Neil Weinreb &
Virginia Rubin
20 Dover Way
Lake Oswego, OR 97034-7336

Wedbush Morgan Securities                                       6.21%
A/C 7427-3253
1000 Wilshire Blvd.
Los Angeles, CA 90017-2457

Wells Fargo Investments LLC                                     6.51%
A/C 6636-3766
608 Second Avenue South, 8th Fl.
Minneapolis, MN 55402-1916

           NATIONAL INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Lane & Company                                                100.00%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

              100% U.S. TREASURY MONEY MARKET FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
National Financial Services LLC                                99.98%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-1003

             100% U.S. TREASURY MONEY MARKET FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Union Bank of California                                       94.61%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA 92186-5602

Lane & Company                                                  5.39%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

              100% U.S. TREASURY MONEY MARKET FUND - CLASS S SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
National Financial Services LLC                               100.00%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-1003

             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
National Financial Services LLC                                99.51%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-1003

            CALIFORNIA TAX-FREE MONEY MARKET FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
Global Crossing Employee Escrow                                10.28%
c/o Pacific Capital Group
360 Crescent Drive
Beverly Hills, CA 90210-6820
Attn: Gregg Ritchie

Wendy Jordan Trust TA/R                                         6.06%
65 Woodland Way
Piedmont, CA 94611-3837
Attn: Wendy Jordan

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Union Bank of California                                       99.99%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA 92186-5602

             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS S SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
National Financial Services LLC                               100.00%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-1003

                 DIVERSIFIED MONEY MARKET FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
National Financial Services LLC                                98.93%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-1003

                DIVERSIFIED MONEY MARKET FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
Sandisk Corp. CU                                                6.52%
Sandisk Corporation
140 Caspian Ct.
Sunnyvale, CA 94089-1000

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Union Bank of California                                       80.13%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA 92186-5602

Lane & Company                                                 19.85%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

                 DIVERSIFIED MONEY MARKET FUND - CLASS S SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
National Financial Services LLC                               100.00%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-1003

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS A SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
National Financial Services LLC                                97.40%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-1003

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS B SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Rebecca Gold                                                    7.27%
1912 Jasmine Street
El Cajon, CA 92021-3663

              U.S. GOVERNMENT MONEY MARKET FUND - FIDUCIARY SHARES

     Name and Address                            Percentage of Beneficial Ownership
     ----------------                            ----------------------------------
City of Elk Grove CU                                            8.17%
City of Elk Grove
Attn: Les D. Tyler
8400 Laguna Palms Way
Elk Grove, CA 95758-8045

CLO/Gen RE                                                      5.31%
General RE NE Asset Mgmt
Pond View Corp. Ctr.
Attn: H. Trzupek
76 Batterson Park Rd.
Farmington, CT 06032-2581

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
Union Bank of California                                       97.90%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA 92186-5602

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS S SHARES

     Name and Address                            Percentage of Ownership of Record
     ----------------                            ---------------------------------
National Financial Services LLC                               100.00%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-1003

                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                           - Leading market positions in well-established
                             industries.

                           - High rates of return on funds employed.

                           - Conservative capitalization structure with moderate
                             reliance on debt and ample asset protection.

                           - Broad margins in earnings coverage of fixed
                             financial charges and high internal cash generation.

                           - Well-established access to a range of financial
                             markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

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A-3      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

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TBW-1             The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

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                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

         The proxy voting policies and procedures of HighMark Capital Management and each of the Sub-Advisers are summarized below.

HIGHMARK CAPITAL MANAGEMENT

         It is HighMark Capital Management's (HCM) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund.

         For all Funds managed by a sub-adviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices

         For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services (ISS), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices

         HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM's fiduciary duty to a Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM's employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of

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influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to each Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

ARONSON+JOHNSON+ORTIZ
(SUB-ADVISER TO THE LARGE CAP VALUE FUND)

         Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients, including the Large Cap Value Fund, pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority.

         Each client account is voted separately by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with its fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

         AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Its quantitative model does not include subjective analysis of companies and their officers and directors. For detailed analyses of proxy issues, AJO relies primarily on the work of Institutional Shareholder Services (ISS). AJO uses ISS software implementation of proxy voting and AJO's proxy voting guidelines are based on ISS recommendations. AJO votes each proxy individually and on rare occasions will not follow the ISS recommendation. AJO will only vote against the ISS recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. AJO relies solely on the ISS recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

         In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

         CONFLICTS OF INTEREST. Actual and potential conflicts of interest are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material conflict, AJO will vote the proxy in accordance with the ISS recommendation, unless the client directs otherwise or, in the case of an ERISA client, revokes AJO's proxy voting authority in writing.

         RECORD-KEEPING. AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-

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keeping obligations by utilizing third party service providers, such as ISS, or by relying on records available on EDGAR, the SEC's online document filing and retention system.

         VOTE DISCLOSURE. Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf on request.

CHARTWELL INVESTMENT PARTNERS
(SUB-ADVISER TO THE SMALL CAP GROWTH FUND)

         GUIDING PRINCIPLES. Chartwell Investment Partners ("Chartwell") believes that voting proxies in the best interests of each client, including the Small Cap Growth Fund, means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

         USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc. (ISS), an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

         ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating Chartwell's proxy voting policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

         CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to

                                     B-117
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identify any such material conflicts, a representative of the Proxy Voting
Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

         In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

         WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline;
(c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

LSV ASSET MANAGEMENT
(SUB-ADVISER TO THE SMALL CAP VALUE FUND)

         LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of a client's account, including the account of the Small Cap Value Fund. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

         ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

         Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

         LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

         LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services (ISS). ISS will implement LSV's proxy voting process, cast all votes on LSV's behalf in accordance with LSV's proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of ISS is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

         Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

         LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

         Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

         RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain:

         (i)      Copies of its proxy voting policies and procedures.

         (ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

         (iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

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

         (iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

         (v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

         (vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

         LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

WADDELL AND REED INVESTMENT MANAGEMENT COMPANY
(SUB-ADVISER TO THE LARGE CAP GROWTH FUND)

         GENERAL POLICY STATEMENT. It is the policy of Waddell & Reed Investment Management Company ("WRIMCO") to review each issue of each proxy solicited by security issuers whose securities are held in any client portfolio, including the Large Cap Growth Fund, and to vote each proxy issue in the best interest of the client. All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders.

         An annual report to the client regarding proxies voted on shares held in that client's investment portfolio will be provided upon request within three business days. Written records of all proxies received and a copy of any report made will be maintained in client files. WRIMCO welcomes inquiries and input on any specific proxy issue of concern to any client or their authorized representatives.

         "EXCLUSIVE BENEFIT" INVESTING AND PROXY VOTING FOR FIDUCIARY SHAREHOLDERS. As investment manager, it is WRIMCO's responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is WRIMCO's policy to consider the economic cost or benefit to the clients as investors. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management's discretion. It is WRIMCO's policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered, or to protect the rights of shareholders to act.

         Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although WRIMCO may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients WRIMCO serves, as a practical matter, it is impossible for WRIMCO's decisions in these matters to reflect the divergent views of the plan participants. WRIMCO generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

                                     B-120
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         The above notwithstanding, it is not WRIMCO's intent to consider only the immediate impact of each proposal on the corporation's bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, WRIMCO recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders' investments over the longer term.

         CONFLICTS OF INTEREST. WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

         IDENTIFYING CONFLICTS OF INTEREST. WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following general categories to determine if there is a conflict and if so, if the conflict is material:

- BUSINESS RELATIONSHIPS - WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

- PERSONAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

- FAMILIAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

         WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

         MATERIAL CONFLICTS. WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

         In considering the materiality of a conflict, WRIMCO will take a two-step approach:

                                     B-121
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-        FINANCIAL MATERIALITY - A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.

- NON-FINANCIAL MATERIALITY - WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

         PROCEDURES TO ADDRESS MATERIAL CONFLICTS. WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict":

- USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

- CLIENT DIRECTED - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

- USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to its pre-determined Proxy Voting Policies, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from its established voting policies.

- SEEK BOARD GUIDANCE - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the fund's board of directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the fund board and obtains the board's consent or direction to vote the proxies. WRIMCO may use the board guidance to vote proxies for its non-fund clients.

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                              FINANCIAL STATEMENTS

         The Independent Auditors' Report for HighMark Funds for the fiscal year ended July 31, 2003, audited Financial Statements for HighMark Funds for the fiscal year ended July 31, 2003, and unaudited Financial Statements for HighMark Funds for the period ended January 31, 2003 are incorporated by reference to the Annual and Semi-Annual Reports of HighMark Funds, dated as of such dates, which will be sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, SEI Investments Distribution Co. at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456 or by telephoning toll-free at 1-800-734-2922.

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